As filed with the Securities and Exchange Commission on
                                  April 6, 2001
                            Registration No. 33-01576
-------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                         Post-Effective Amendment No. 25
                                       to
                                    Form S-6
                                 ---------------

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
               SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                   FORM N-8B-2
                                ----------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                           (EXACT NAME OF REGISTRANT)
                                ----------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                   (Depositor)
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                ----------------

                                DONALD R. STADING
                          Secretary and General Counsel
                    Ameritas Variable Life Insurance Company
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                -----------------

    Title of Securities Being Registered: Securities of Unit Investment Trust
                      ------------------------------------

Approximate Date Of Proposed Public offering: As soon as practicable after effective date.

It is proposed that this filing will become effective:

     ___ Immediately upon filing pursuant to paragraph (b).

     _X_ On May 1, 2001 pursuant to paragraph (b).

     ___ 60 days after filing pursuant to paragraph (a)(1).

     ___ On pursuant to paragraph (a)(1) of Rule 485.

               RECONCILIATION AND TIE BETWEEN ITEMS IN FORM N-8B-2
                               AND THE PROSPECTUS

        Item No. of
      Form N-8B-2          Caption In Prospectus

              1                 Cover Page
              2                 Cover Page
              3                 Not Applicable
              4                 Distribution of the Policies
              5                 Ameritas Variable Life Insurance Company Separate Account V
              6                 Ameritas Variable Life Insurance Company Separate Account V
              7                 Not Required
              8                 Not Required
              9                 Legal Proceedings
             10                 Summary; Addition, Deletion of Substitution of Investments; Policy Benefits;
                                Policy Rights; Payment and Allocation of Premiums; General Provisions; Voting Rights
             11                 Summary; The Funds
             12                 Summary; The Funds
             13                 Summary; The Funds - Charges and Deductions
             14                 Summary; Payment and Allocation of Premiums
             15                 Summary; Payment and Allocation of Premiums
             16                 Summary; The Funds
             17                 Summary, Policy Rights
             18                 The Funds
             19                 General Provisions; Voting Rights
             20                 Not Applicable
             21                 Summary; Policy Rights, Loan Benefits; General Provisions
             22                 Not Applicable
             23                 Safekeeping of the Separate Account's Assets
             24                 General Provisions
             25                 Ameritas Variable Life Insurance Company
             26                 Not Applicable
             27                 Ameritas Variable Life Insurance Company
             28                 Executive Officers and Directors of AVLIC; Ameritas Variable Life Insurance Company
             29                 Ameritas Variable Life Insurance Company
             30                 Not Applicable
             31                 Not Applicable
             32                 Not Applicable
             33                 Not Applicable
             34                 Not Applicable
             35                 Not Applicable
             36                 Not Required
             37                 Not Applicable
             38                 Distribution of the Policies
             39                 Distribution of the Policies
             40                 Distribution of the Policies
             41                 Distribution of the Policies





             Item No. of
             Form N-8B-2 Caption In Prospectus


             42                  Not Applicable
             43                  Not Applicable
             44                  Cash Value, Payment and Allocation of Premium
             45                  Not Applicable
             46                  The Funds; Cash Value
             47                  The Funds
             48                  State Regulation of AVLIC
             49                  Not Applicable
             50                  The Separate Account
             51                  Cover Page; Summary; Policy Benefits; Payment and Allocation of Premiums,
                                 Charges and Deductions
             52                  Addition, Deletion or Substitution of Investments
             53                  Summary; Federal Tax Matters
             54                  Not Applicable
             55                  Not Applicable
             56                  Not Required
             57                  Not Required
             58                  Not Required
             59                  Financial Statements

PROSPECTUS
VARIABLE UNIVERSAL LIFE POLICY
                                 [AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO]
                                                                5900 "O" Street
                                          P.O. Box 82550/Lincoln, Nebraska 68501

This prospectus describes a flexible premium variable life insurance Policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"). Like traditional life insurance policies, the Policy provides Death Benefits to Beneficiaries and gives you, the Policy Owner, the opportunity to increase the Policy's Cash Value. The Policy is designed as a single premium Policy, but allows additional premium payments. It also lets you change the level of Death Benefits. This flexibility lets you provide for your changing insurance needs under a single insurance Policy.

The Policy is different from traditional life insurance policies because you select how Policy premiums will be invested. Although each Policy Owner is guaranteed a Death Benefit, the Cash Value of the Policy, as well as the actual Death Benefit, will vary with the performance of investments you select.

The Investment Options available through the Policy include investment portfolios managed by Ameritas Investment Corp., Calvert Asset Management Company, Inc., Fidelity Management & Research Company, Fred Alger Management, Inc., Massachusetts Financial Services Company and Morgan Stanley Dean Witter Investment Management Inc. Each of these portfolios has its own investment objective and policies. These are described in the prospectuses for each investment portfolio which must accompany this prospectus. You may also choose to allocate premium payments to the Fixed Account managed by AVLIC.

A Policy will be issued after AVLIC accepts a prospective Policy Owner's application. The minimum premium required to purchase a Policy is $10,000, except, for Insureds age 0 to 15 at their nearest birthday, the minimum premium is $5,000. The Policy is available only to insure individuals who are age 80 or less at their nearest birthday when the Policy is purchased. A Policy, once purchased, may generally be canceled within 10 days after you receive it.

The Policy could be a modified endowment contract. Policy loans, partial withdrawals or a surrender prior to age 59 1/2 may result in adverse tax consequences and or penalties.

This prospectus is designed to assist you in understanding the opportunity and risks associated with the purchase of a Policy. Prospective Policy Owners are urged to read the prospectus carefully and retain it for future reference.

This prospectus includes a summary of the most important features of the Policy, information about AVLIC, a list of the investment portfolios to which you may allocate payments, as well as a detailed description of the Policy. The appendix to the prospectus includes tables designed to illustrate how Cash Values and Death Benefits may change with the investment experience of the Investment Options.

This prospectus must be accompanied by a prospectus for each of the investment portfolios available through the Policy.

Although the Policy is designed to provide life insurance, it is considered to be a security. It is not a deposit with, an obligation of, or guaranteed or endorsed by any banking institution, nor is it insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The purchase of a Policy involves investment risk, including the possible loss of principal. The Policy Owner bears the entire investment risk for monies placed in the Separate Account under this Policy. For this reason, the Policy may not be suitable for all individuals. It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a way to obtain additional insurance protection if the purchaser already owns another variable universal life insurance policy.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains other information regarding registrants that file electronically with the Securities and Exchange Commission.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AUTHORITY HAS APPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   May 1, 2001




                                      LIFE

TABLE OF CONTENTS

                                                                       PAGE
DEFINITIONS..........................................................      3
SUMMARY  ...........................................................       5
AVLIC AND THE SEPARATE ACCOUNT.......................................     12
   Ameritas Variable Life Insurance Company..........................     12
   The Separate Account..............................................     12
   Performance Information...........................................     13
   The Funds- Investment Strategies and Objectives...................     13
   Addition, Deletion or Substitution of Investments.................     15
   Fixed Account.....................................................     15
POLICY BENEFITS......................................................     16
   Purposes of the Policy............................................     16
   Death Benefit Proceeds............................................     16
   Death Benefit Options.............................................     16
   Cash Value........................................................     18
   Benefits at Maturity..............................................     19
   Payment of Policy Benefits........................................     19
POLICY RIGHTS........................................................     20
   Loan Benefits.....................................................     20
   Surrenders........................................................     21
   Transfers.........................................................     22
   Systematic Programs...............................................     22
   Refund Privilege..................................................     23
   Exchange Privilege................................................     23
PAYMENT AND ALLOCATION OF PREMIUMS...................................     23
   Issuance of a Policy..............................................     23
   Premiums..........................................................     24
   Allocation of Premiums and Cash Value.............................     25
   Policy Lapse and Reinstatement....................................     25
CHARGES AND DEDUCTIONS...............................................     26
   Premium Charge....................................................     26
   Monthly Deduction.................................................     26
   Daily Charges Against the Separate Account........................     27
   Cash Surrender Charge.............................................     28
    Partial Withdrawal Charge........................................     29
    Transfer Charge..................................................     29
GENERAL PROVISIONS...................................................     29
DISTRIBUTION OF THE POLICIES.........................................     31
FEDERAL TAX MATTERS..................................................     32
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS.........................     34
THIRD PARTY SERVICES.................................................     34
VOTING RIGHTS........................................................     35
STATE REGULATION OF AVLIC............................................     35
EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC............................     36
LEGAL MATTERS........................................................     37
LEGAL PROCEEDINGS....................................................     37
EXPERTS  ............................................................     38
ADDITIONAL INFORMATION...............................................     38
FINANCIAL STATEMENTS.................................................     38
   Ameritas Variable Life Insurance Company Separate Account V.......  F-I-1
   Ameritas Variable Life Insurance Company.......................... F-II-1
APPENDICES...........................................................    A-1


The Policy, certain Funds and/or certain riders are not available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.



                                      LIFE

DEFINITIONS

ACCRUED EXPENSE CHARGES - The sum of any monthly deductions that are due and unpaid.

ATTAINED AGE - The Issue Age of the Insured plus the number of complete Policy Years that the Policy has been in force.

AVLIC ("we, us, our") - Ameritas Variable Life Insurance Company, a Nebraska stock company.

BENEFICIARY - The Beneficiary is designated by the Policy Owner in the application. If changed, the Beneficiary is as shown in the latest change filed and recorded with AVLIC. If no Beneficiary survives the Insured, the Policy Owner or the Policy Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee.

CASH SURRENDER VALUE - The Policy Cash Value on the date of Surrender, less any Outstanding Policy Debt, any cash surrender charge, and any Accrued Expense Charges.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the cash value held in the Separate Account and the Fixed Account, and the cash value held in the General Account which secures Policy loans.

DEATH BENEFIT - The amount of insurance coverage provided under the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the Beneficiary upon receipt by AVLIC of the proof of the death of the Insured while the Policy is in force equal to: (l) the Death Benefit; minus (2) any Outstanding Policy Debt; minus
(3) any monthly deduction that may apply to that period, including the deduction for the month of death.

DUE PROOF OF DEATH - All of the following  must be submitted:
     (1)  A certified copy of the death certificate;
     (2)  A Claimant Statement;
     (3)  The Policy; and
     (4) Any other information that AVLIC may reasonably require to establish the validity of the contract.

EARNINGS LOAN VALUE - The amount of cash value equaling the difference between the Cash Value and the total premium paid.

FIXED ACCOUNT - An account that is a part of AVLIC's General Account to which all or a portion of premium payments may be allocated for accumulation at fixed rates of interest.


FUNDS - The Funds available on the Policy Date or as later changed by AVLIC. The Funds available as of the date of this prospectus are the Calvert Variable Series, Inc. Ameritas Portfolios ("Ameritas Portfolios"), Calvert Variable Series, Inc. ("CVS Social Portfolios"), Fidelity Variable Insurance Products Funds ("Fidelity Portfolios"), the Alger American Fund ("Alger American Fund"), the MFS(R) Variable Insurance Trust ("MFS Trust"), and The Universal Institutional Funds, Inc. ("Universal Institutional Funds"). The Funds have one or more portfolios each. There is a portfolio that corresponds to each of the Subaccounts of the Separate Account.


GENERAL ACCOUNT - The General Account of AVLIC includes all of AVLIC's assets except those assets segregated into separate accounts, such as the Separate Account.

GRACE PERIOD - A 61 day period from the date written notice of lapse is mailed to the Policy Owner's last known address.

GUIDELINE SINGLE PREMIUM - The "Guideline Single Premium" as defined in Section 7702 of the Internal Revenue Code of 1986. It is based on the single premium that would be required to provide the future benefits under the Policy, computed using certain assumptions, including an assumed interest rate of 6% and the guaranteed cost of insurance rates, charges, and premium loads.

INSURED - The person upon whose life the Policy is issued.

INVESTMENT OPTIONS - Refers to the Subaccounts and/or the Fixed Account offered under this Policy.



                                      LIFE

ISSUE AGE - The age at the Insured's nearest birthday on the Policy Date.

ISSUE DATE - The date that all financial, contractual and administrative requirements have been met and processed for the Policy.

MATURITY DATE - The Policy anniversary nearest the Insured's 95th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider.

MINIMUM FIRST YEAR PREMIUM - The premium that must be paid on or before the date the Policy is delivered to pay for insurance coverage under the selected Death Benefit option.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the Policy Date except that whenever the Monthly Activity Date falls on a date other than a Valuation Date, the Monthly Activity Date will be deemed the next Valuation Date.

NET PREMIUM - The premium paid less any charge for premium taxes.

OUTSTANDING POLICY DEBT - The sum of all unpaid Policy loans and accrued interest on Policy loans.

PLANNED PERIODIC PREMIUMS - A selected scheduled premium of a level amount at a fixed interval. The Policy Owner is not required to select a scheduled premium. The Policy Owner is also not required to follow this schedule, if selected, and following this schedule does not necessarily ensure that the Policy will remain in force.

POLICY - The flexible premium variable life insurance Policy offered by AVLIC and described in this Prospectus.

POLICY DATE - The date set forth in the Policy that is the effective date of coverage for all coverage provided in the original application and that is used to determine Policy anniversary dates, Policy Years and Monthly Activity Dates. Policy anniversaries are measured from the Policy Date. The Policy Date and the Issue Date will be the same unless: (1) an earlier Policy Date is specifically requested, or (2) when additional premiums or application amendments are needed at the time of delivery (See the section on Issuance of a Policy).

POLICY OWNER ("YOU, YOUR") - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policy Owner. A collateral assignee is not the Policy Owner.

POLICY YEAR - The period from one Policy anniversary date until the next Policy anniversary date.


SEPARATE ACCOUNT - Ameritas Variable Life Insurance Company Separate Account V, a separate investment account established by AVLIC to receive and invest the Net Premiums paid under the Policy and allocated by the Policy Owner to the Separate Account.


SPECIFIED AMOUNT - The minimum Death Benefit under the Policy so long as the Policy remains in force.

SUBACCOUNT - A subdivision of the Separate Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.

SURRENDER - The termination of the Policy before the Maturity Date during the Insured's life for the Cash Surrender Value.

VALUATION DATE - A Valuation Date is each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at the close of the New York Stock Exchange ("NYSE") on one Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.



                                      LIFE

SUMMARY

This summary is intended to highlight the most important features of the Policy that you, as a prospective Policy Owner, should consider. You will find more detailed information in the main portion of the prospectus; cross-references are provided for your convenience. Capitalized terms are defined in the Definitions section that begins on page 3 of this prospectus. This summary and all other parts of this prospectus are qualified in their entirety by the terms of the Policy, which is available upon request from AVLIC. Unless stated otherwise, this prospectus assumes that the Policy is in force and that there is no Outstanding Policy Debt.

WHO IS THE ISSUER OF THE POLICY?

AVLIC is the issuer of each Policy. AVLIC enjoys a rating of A (Excellent) for financial strength and operating performance from A.M. Best Company, a firm that analyzes insurance carriers. This is the third highest of Best's 15 categories. AVLIC, as part of the Ameritas consolidated group, is rated AA (Very Strong) for financial insurance strength from Standard & Poor's. This is the third highest of Standard & Poor's 21 ratings. A stock life insurance company organized in Nebraska, AVLIC is a wholly owned subsidiary of AMAL Corporation which is, in turn, owned by Ameritas Life Insurance Corp. ("Ameritas Life") and AmerUs Life Insurance Company ("AmerUs Life"). Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC, including the obligations of AVLIC under each Policy; taken together, these companies have aggregate assets of over $9.8 billion as of December 31, 2000. (See the section on Ameritas Variable Life Insurance Company.)


WHY SHOULD I CONSIDER PURCHASING THE POLICY?
The primary purpose of the Policy is to provide life insurance protection on the Insured named in the Policy. This means that, so long as the Policy is in force, it will provide for:

o Payment of a Death Benefit, which will never be less than the Specified Amount the Policy Owner selects (See the section on Death Benefit Options.)
o Policy loan, Surrender and withdrawal features (See the section on Policy Rights.)
o The payment of benefits to the Policy Owner, if living, on the Maturity Date (See the section on Benefits at Maturity.)

The Policy also includes an investment component. This means that, so long as the Policy is in force, you will be responsible for selecting the manner in which Net Premium will be invested. Thus, the value of a Policy will reflect your investment choices over the life of the Policy.

WHAT ARE THE CHARGES ASSOCIATED WITH OWNERSHIP OF A POLICY?
PREMIUM CHARGES. AVLIC will not deduct premium charges from premium payments made during the first year. A charge of 2 1/2% of the premiums will be deducted from premium payments made after the first year to reimburse AVLIC for premium taxes.

MONTHLY DEDUCTIONS FROM THE CASH VALUE. On each Monthly Activity Date, the Cash Value will be reduced by the monthly deduction. The monthly deduction is equal to: (1) a charge for the cost of insurance for the current Policy month, plus,
(2) one-twelfth of any flat extra rating charge. (See the sections on Monthly Deduction and Rate Class.)

DAILY CHARGES AGAINST THE SEPARATE ACCOUNT. A daily charge will be imposed at an annual rate of 1.20% of the average daily net assets of each Subaccount, but not the Fixed Account, to compensate AVLIC for certain mortality and expense risks and administrative costs incurred in connection with the Policy. (See the section on Daily Charges Against the Separate Account.)

No charges are currently made against the Separate Account for federal, state or local taxes (in addition to state premium taxes). If there is a material change from the expected treatment of AVLIC under federal, state or local tax laws, AVLIC may determine to make deductions from the Separate Account to pay those taxes. (See the section on Federal Tax Matters.)

CASH SURRENDER CHARGE. If a Policy is Surrendered prior to the 7th Policy anniversary, AVLIC will assess a cash surrender charge based upon percentages of premiums actually paid during the first Policy Year, limited as shown in



                                      LIFE
the Policy schedule pages. Subject to other considerations, the Policy Owner may decide to minimize the cash Surrender charge by paying only the minimum amount required during the first Policy Year. However, the amount paid will affect the values and costs under the Policy and the duration of the Policy.

The maximum cash surrender charge is 11.5% during the first year grading off to 0% during the next seven years. The maximum charge is based on a 9% deferred sales cost and a 2.5% charge for premium tax. AVLIC has voluntarily lowered its maximum cash surrender charge to 9%, which would affect the charge for the first three years. Because the cash surrender charge may be significant upon early Surrender, prospective Policy Owners should purchase a Policy only if they do not intend to surrender the Policy for a substantial period. (See the section on Cash Surrender Charge.)

TRANSFER CHARGE. The first 15 transfers per Policy Year are free of charge. Then, a transfer charge of $10 may be assessed for each transfer of Cash Value among Subaccounts, or the Fixed Account, to compensate AVLIC for administrative costs in handling the transfer. The transfer charge will be deducted from the amount transferred.
(See the section on Transfer Charge.)

PARTIAL WITHDRAWAL CHARGE. AVLIC may deduct a charge, not to exceed the lesser of $50 or 2% of the amount withdrawn, for each partial withdrawal. Currently the charge is the lesser of $25 or 2% of the amount withdrawn. The charge will be deducted from the amount paid as a result of the withdrawal and will compensate AVLIC for the administrative costs of partial withdrawals. (See the section on Partial Withdrawal Charge.)

FUND EXPENSE SUMMARY. In addition to the charges against the Separate Account described just above, management fees and expenses will be assessed by the Fund managers against the amounts invested in the various portfolios. No portfolio fees will be assessed against amounts placed in the Fixed Account.


The information shown below was provided to AVLIC by the Funds and AVLIC has not independently verified such information. Each of the Funds is managed by an investment advisory organization that is entitled to receive a fee for its services based on the value of the relevant portfolio's net assets. Each Fund, other than the Ameritas Portfolios and CVS Social Portfolios, is managed by an organization that is not affiliated with AVLIC. The Ameritas Portfolios are managed by Ameritas Investment Corp., an AVLIC affiliate. CVS Social Portfolios are managed by Calvert Asset Management Company, Inc., also an AVLIC affiliate. Other Calvert companies provide administrative services to certain of the portfolios. Unless otherwise noted, the amount of expenses, including the asset based advisory fee referred to above, borne by each portfolio for the fiscal year ended December 31, 2000, was as follows:



                                                                                                TOTAL
o        SUBACCOUNT'S UNDERLYING             MANAGEMENT    OTHER      TOTAL     WAIVERS     AFTER WAIVERS
          PORTFOLIO NAME                       FEES        FEES      FUND        AND      AND REDUCTIONS,
                                                                      FEES    REDUCTIONS       IF ANY
ALGER (1)

o   Alger American Balanced                    0.75%       0.13%      0.88%        -            0.88%
o   Alger American Leveraged AllCap            0.85%       0.05%      0.90%        -            0.90%
AMERITAS PORTFOLIOS (SUBADVISOR)
o   Ameritas Growth (FRED ALGER)               0.80%       0.09%      0.89%        -            0.89%
o   Ameritas Income & Growth (FRED ALGER)      0.68%       0.10%      0.78%        -            0.78%
o   Ameritas MidCap Growth (FRED ALGER)        0.85%       0.09%      0.94%        -            0.94%
o   Ameritas Small Capitalization (FRED        0.90%       0.10%      1.00%        -            1.00%
ALGER)
o   Ameritas Money Market (CALVERT)            0.25%       0.11%      0.36%        -            0.36%
o   Ameritas Emerging Growth (MFS Co.)         0.80%       0.15%      0.95%        -            0.95%
o   Ameritas Growth With Income (MFS Co.)      0.80%       0.43%      1.23%      0.25%          0.98%
o   Ameritas Research (MFS CO.)                0.80%       0.52%      1.32%      0.36%          0.96%
o   Ameritas Index 500 (STATE STREET)          0.29%       0.11%      0.40%      0.02%          0.38%
CALVERT SOCIAL (2)
o   CVS Social Balanced                        0.70%       0.18%      0.88%        -            0.88%
o   CVS Social International Equity            1.10%       0.43%      1.53%        -            1.53%
o   CVS Social Mid Cap Growth                  0.90%       0.22%      1.12%        -            1.12%
o   CVS Social Small Cap Growth                1.00%       0.61%      1.61%        -            1.61%



                                      LIFE
                                       6



FIDELITY
o   VIP Asset Manager                          0.53%       0.08%      0.61%        -            0.61%
o   VIP Asset Manager: Growth                  0.58%       0.11%      0.69%        -            0.69%(3)
o   VIP Contrafund(R)                          0.57%       0.09%      0.66%        -            0.66%(3)
o   VIP Equity-Income                          0.48%       0.08%      0.56%        -            0.56%(3)
o   VIP Growth                                 0.57%       0.08%      0.65%        -            0.65%(3)
o   VIP High Income                            0.58%       0.10%      0.68%        -            0.68%
o   VIP Investment Grade Bond                  0.43%       0.11%      0.54%        -            0.54%
o   VIP Overseas                               0.72%       0.17%      0.89%        -            0.89%(3)
MFS (4)
o   Global Governments                         0.75%       0.32%      1.07%      0.16%          0.91%(5)
o   New Discovery                              0.90%       0.19%      1.09%      0.03%          1.06%(5)
o   Utilities                                  0.75%       0.16%      0.91%        -            0.91%
MORGAN STANLEY (6)
o   Emerging Markets Equity                    1.25%       0.71%      1.96%      0.16%          1.80%
o   Global Equity                              0.80%       0.63%      1.43%      0.28%          1.15%
o   International Magnum                       0.80%       0.68%      1.48%      0.30%          1.18%
o   U.S. Real Estate                           0.80%       0.36%      1.16%      0.06%          1.10%



(1) Fred Alger Management, Inc. agreed to reimburse the portfolios to the extent that the aggregate annual expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed, respectively:
     Alger American Balanced, 1.25%, and Alger American Leveraged AllCap, 1.50%. Included in "Other Fees" of Leveraged AllCap is 0.01% of interest expense.

(2) "Other Fees" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be as follows:

                  CVS Social Balanced                        0.86%
                  CVS Social International Equity            1.36%
                  CVS Social Mid Cap Growth                  1.02%
                  CVS Social Small Cap Growth                1.26%

(3) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.


(4) Each MFS portfolio has an expense offset arrangement which reduces the portfolio's custodian fee based upon the amount of cash maintained by the portfolio with its custodian and dividend disbursing agent. Each portfolio may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the portfolio's expenses). "Other Fees" do not take into account these expense reductions and are therefore higher than the actual expenses of the portfolio. Had these reductions been taken into account, "Total (reflecting waivers and/or reimbursements, if any)" would be lower: 0.90% for MFS Utilities and MFS Global Governments funds and 1.05% for MFS New Discovery fund.


(5) MFS contractually agreed, subject to reimbursement, to bear expenses for the MFS Global Governments and MFS New Discovery funds such that the each portfolio's "Other Fees" (after taking into account the expense offset arrangement described at (4), above) do not exceed 0.15% of the average daily net assets of the portfolio during the current fiscal year. MFS Utilities portfolio has no such limitation. These contracted fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the portfolio.


(6)  The portfolio's  investment  adviser has  voluntarily  agreed to reduce its management fee and/or reimburse each portfolio so that total annual operating expenses for each portfolio will not exceed:
                  Emerging Markets Equity                    1.75%
                  Global Equity                              1.15%
                  International Magnum fund                  1.15%
                  U.S. Real Estate fund                      1.10%
     The investment adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.



                                      LIFE

     In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing are excluded from annual operating expenses. If these expenses were incurred, the portfolio's total expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratios shown above.

     For the year ended December 31, 2000, after giving effect to the above voluntary management fee waiver and/or expense reimbursement, the total expenses for each portfolio, including certain investment related expenses, were as stated in the table.

Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

AVLIC may receive administrative fees from the investment advisers of certain Funds. AVLIC currently does not assess a separate charge against the Separate Account or the Fixed Account for any federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes.

WHAT PREMIUM MUST BE PAID TO KEEP A POLICY IN FORCE?
This Policy differs from a conventional life insurance policy in two important ways. The failure to pay a Planned Periodic Premium will not in itself cause the Policy to lapse and a Policy can lapse even if Planned Periodic Premiums have been paid. (See the section on Payment and Allocation of Premiums.) The Policy will lapse when its Cash Surrender Value is not sufficient to pay the monthly deduction for insurance charges and administrative charges and the Grace Period expires. The Policy is designed so that it may be used as a single premium policy, where a single, large premium payment may be made. The Policy will not be placed in force if the Minimum First Year Premium has not been paid on or before the date the Policy is delivered. The Minimum First Year Premium for the Policy is at least $10,000, except for Insureds age 0 to 15 at their nearest birthday, the Minimum First Year Premium is at least $5,000. The Minimum First Year Premium generally approximates 80% of the Guideline Single Premium for the coverage amount selected, as defined for federal tax purposes. If the initial premium is less than 100% of the Guideline Single Premium, the Policy Owner may establish a schedule of premium payments ("Planned Periodic Premiums"), subject to federal tax law limits on total premiums paid. (See the section on Premiums.)

HOW ARE PREMIUMS PAID, PROCESSED AND CREDITED TO ME?
Your Policy will be issued after a completed application is accepted, and the initial premium payment is received, by AVLIC at its Home Office. AVLIC's Home Office is located at 5900 "O" Street, P.O. Box 82550, Lincoln, NE 68501. Your initial premium will be allocated to the Money Market Subaccount for 13 days following the Issue Date, and then will be allocated to the Subaccounts and/or the Fixed Account, according to selections you made in your application. You have the right to examine your Policy and return it for a refund for a limited time, even after the Issue Date. (See the section on Issuance of a Policy.)

You may make subsequent premium payments according to your Planned Periodic Premium schedule; although you are not required to do so. AVLIC will send premium payment notices to you according to any schedule you select. When AVLIC receives your premium payment at its Home Office, any applicable Accrued Expense Charges will be deducted and the Net Premium will be allocated to the Subaccounts and/or the Fixed Account according to your selections.
(See the sections on Premiums and Allocation of Premiums and Cash Value.)

As already noted, the Policy provides you considerable flexibility in determining the frequency and amount of premium payments. This flexibility is not, however, unlimited. You should keep certain factors in mind in determining the payment schedule that is best suited to your needs. These include maximum premium limits established under the federal tax laws and the impact that reduced premium payments may have on the Cash Surrender Value of your Policy. (See the section on Premiums.)



                                      LIFE

HOW DOES THE INVESTMENT COMPONENT OF MY POLICY WORK?
AVLIC has established the Separate Account, which is separate from all other assets of AVLIC, as a vehicle to receive and invest premiums received from Policy Owners and owners of certain other variable universal life products offered by AVLIC. Separate Account is divided into separate Subaccounts. Each Subaccount invests exclusively in shares of one of the investment portfolios available through the Policy. You may allocate Net Premiums to one or more Subaccounts, or to AVLIC's Fixed Account in your initial application. These allocations may be changed by notifying AVLIC's Home Office. (If you make more than 15 transfers in a Policy Year, a transfer fee of $10 may be deducted from each additional transfer.) You may make transfers from the Subaccounts to the Fixed Account. One hundred percent of the amount deposited, plus interest, may be transferred out of the Fixed Account during the 30 day period following each Policy anniversary date. The aggregate value of your interests in the Subaccounts and the Fixed Account will represent the Cash Value of your Policy. (See the section on Cash Value.)

The  Policy's  Cash Value in the  Separate  Account  will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts, Policy loans, any partial withdrawals, and any charges imposed in connection with the Policy. The entire investment risk is borne by the Policy Owner. AVLIC does not guarantee a minimum Cash Value in the Separate Account.

WHAT INVESTMENT OPTIONS ARE AVAILABLE THROUGH THE POLICY?

The Investment Options available through the Policy include 30 investment portfolios, each of which is a separate series of a mutual fund managed by Ameritas Investment Corp., Calvert Asset Management Company, Inc., Fidelity Management & Research Company, Fred Alger Management, Inc., Massachusetts Financial Services Company, or Morgan Stanley Dean Witter Investment Management Inc. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management. These portfolios are listed in the Fund Expense Summary, above.


Details about the investment objectives and policies of each of the available investment portfolios and management fees and expenses, appear in the section on Investment Objectives and Policies of the Funds' Portfolios and Fund Expense Summary. In addition to the listed portfolios, you may also elect to allocate Net Premiums to AVLIC's Fixed Account. (See the section on Fixed Account.)

HOW DOES THE LIFE INSURANCE COMPONENT OF A POLICY WORK?
A Policy provides for the payment of a minimum Death Benefit upon the death of the Insured. The amount of the minimum Death Benefit -- sometimes referred to as the Specified Amount of your Policy -- is chosen by you at the time your Policy is established. However, Death Benefit Proceeds--the actual amount that will be paid after AVLIC receives Due Proof of Death of the Insured--will vary over the life of your Policy, depending on which of the two available coverage options you select.

If you choose Option A, Death Benefits payable under your Policy will be the Specified Amount of your Policy or the applicable percentage of its Cash Value, whichever is greater. If you choose Option B, Death Benefits payable under your Policy will be the Specified Amount of your Policy PLUS the Cash Value of your Policy, or if it is higher, the applicable percentage of the Cash Value on the date of death. In either case, the applicable percentage is established based on the age of the Insured at the date of death. (See the section on Death Benefit Options.)

If the Extended Maturity Rider is in effect, the Death Benefit will be the Cash Value.

ARE THERE ANY RISKS INVOLVED IN OWNING A POLICY?
Yes. Over the life of your Policy, the Subaccounts to which you allocate your premiums will fluctuate with changes in the stock market and overall economic factors. These fluctuations will be reflected in the Cash Value of your Policy and may result in loss of principal. For this reason, the purchase of a Policy may not be suitable for all individuals. It may not be advantageous to purchase a Policy to replace or augment your existing insurance arrangements. Appendix A includes tables illustrating the impact that hypothetical market returns would have on Cash Values under a Policy.



                                      LIFE

IS THE CASH VALUE OF MY POLICY AVAILABLE BEFORE THE MATURITY DATE WITHOUT SURRENDER?
Yes. You may access the value of your Policy in one of two ways. First, you may obtain a loan, secured by the Policy. The maximum amount you may borrow is 85% of the Cash Value, less the cash Surrender charge and any accrued expenses (Texas and Virginia Policy Owners may borrow 100% of the Cash Surrender Value after deducting interest and Policy charges for the Policy Year.) The minimum amount of any loan request is $1,000. The available loan amount at any time is the maximum loan amount less any Outstanding Policy Debt. The maximum interest rate on a loan is 8% annually. The current interest rates are 6% annually on the portion of a loan that exceeds the Earnings Loan Value and 4.5% on the portion of the loan that is less than the Earnings Loan Value. (See the section on Loan Benefits.) Interest is due on each Policy anniversary and if not paid when due, will be added to the outstanding loan. When the loan is made or when interest is not paid when due, an amount sufficient to secure the Policy debt is transferred out of the Separate Account and into AVLIC's General Account as security for the loan and will earn interest at the annual rate of 4.5%, credited on the Policy anniversary. Upon partial or full loan repayment, the portion of the Cash Value in the General Account securing the repaid portion of the Policy loan will be transferred to the Separate Account or the Fixed Account. Any loan transaction will permanently affect the values of the Policy. If the Outstanding Policy Debt exceeds the Policy's Cash Value less any cash Surrender charge and accrued expenses, the excess must be repaid within the specified time period or the Policy will terminate without value. Should the Policy lapse while loans are outstanding the portion of the loans attributable to earnings will become taxable distributions. THIS POLICY MAY BE A MODIFIED ENDOWMENT CONTRACT. THERE ARE ADVERSE TAX CONSEQUENCES FOR MODIFIED ENDOWMENT CONTRACTS, INCLUDING WHEN A POLICY LOAN PROVISION IS EXERCISED. (See the section on Federal Tax Matters.)

You may also access the value of your Policy by making a partial withdrawal. A partial withdrawal may not exceed the Cash Surrender Value, and the Cash Surrender Value after a partial withdrawal must be at least $1000. Partial withdrawals will reduce both the Cash Value and the Death Benefit payable under the Policy. AVLIC may deduct a charge from each partial withdrawal. (See the section on Surrenders--Partial Withdrawals.)

CAN I ADJUST DEATH BENEFITS?
Yes. After the first Policy anniversary, you may adjust the Death Benefit by changing the Death Benefit option. After the second Policy Year you may adjust the Death Benefit by decreasing the Specified Amount of the Policy. A change in the Specified Amount and a change in the Death Benefit option may only be made once per year, and are subject to certain limits. No change will be allowed if the resulting Specified Amount is less than the minimum allowed. The minimum Specified Amount during the first three Policy Years is the amount that a premium of $10,000 ($5,000 for ages 0-15) will purchase; after that, the minimum is $15,000. A change in the Death Benefit option from Option A to Option B will require satisfactory evidence of insurability. Finally, no decrease will be allowed if the Specified Amount is less than $15,000 in the first three Policy Years. (See the sections on Change in Death Benefit Option and Change in Specified Amount.)

WHAT IS THE TAX TREATMENT OF THE POLICY?
The Internal Revenue Code ("the Code") defines a modified endowment insurance contract as one where the accumulated amount paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums which would have been paid on or before that time if the Policy was paid up after the payment of seven level annual premiums. Because the Policy is designed to operate as a single premium contract, the initial premium exceeds the amounts allowed in the 7-pay test. Partial withdrawals or full Surrenders, assignments, Policy pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution prior to the Policy Owner reaching age 59 1/2. The 10% penalty tax does not apply if the Policy Owner is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the Policy Owner or the joint lives of the Policy Owner and Beneficiary. (See the section on Federal Tax Matters.)

Like death benefits payable under conventional life insurance policies, life insurance proceeds payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds. (See the section on Federal Tax Matters.)



                                      LIFE

MAY I RETURN THE POLICY FOR A REFUND OR EXCHANGE IT FOR ANOTHER POLICY?
REFUND PRIVILEGE. You have period of time (a "free look period") to examine a Policy and return it for a refund. You may cancel the Policy within 45 days after Part I of the application is signed, within 10 days after you receive the Policy, or 10 days after AVLIC delivers a cancellation notice, whichever is later. The amount of the refund is the greater of the premium paid or the premium paid adjusted by investment gains or losses. (See the section on Refund Privilege.)

EXCHANGE PRIVILEGE. During the first 24 months after the Policy Date of the Policy, subject to certain restrictions, you may exchange the Policy for a non-variable life insurance policy issued by AVLIC or an affiliate. The policy provisions and applicable charges for the new policy will be based on the same policy date and issue age as under the Policy. (See the section on Exchange Privilege.)

WHEN DOES MY POLICY TERMINATE?
You may terminate your Policy by Surrendering the Policy during the lifetime of the Insured for its Cash Surrender Value. As noted above, your Policy will terminate if you fail to maintain sufficient Cash Surrender Value to cover Policy charges.

Finally, your Policy will terminate on its Maturity Date if the named Insured is living on that date, unless you have elected the extended maturity rider. (See the section on General Provisions--Additional Insurance Benefits (Riders).) The Maturity Date is the Policy anniversary nearest to the Insured's 95th birthday. On the Maturity Date, AVLIC will pay you an amount equal to the Cash Value of your Policy, less any Outstanding Policy Debt.



                                      LIFE

AVLIC AND THE SEPARATE ACCOUNT


AMERITAS VARIABLE LIFE INSURANCE COMPANY
Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 47 states and the District of Columbia. AVLIC's financial statements may be found at page F-II-1.


AVLIC is a wholly owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. ("Ameritas Life"), a Nebraska stock life insurance company, which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company ("AmerUs Life"), an Iowa stock life insurance company, which owns a minority interest in AMAL Corporation. There are no other owners of 5% or more of the outstanding voting securities of AVLIC. The Home Offices of both AVLIC and Ameritas Life are at 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501 ("Home Office"). AVLIC's telephone number is 800-745-1112 and its website address is VARIABLE.AMERITAS.com.

Ameritas Life and its subsidiaries had total assets at December 31, 2000 of over $4.9 billion. AmerUs Life had total assets as of December 31, 2000 of over $4.9 billion.

AVLIC has a rating of A (Excellent) for financial strength and operating performance from A.M. Best Company, a firm that analyzes insurance carriers. This is the third highest of Best's 15 categories. AVLIC, as part of the Ameritas consolidated group, is rated AA (Very Strong) for financial insurance strength from Standard & Poor's. This is the third highest of Standard & Poor's 21 ratings. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best, the second highest of Best's ratings.


Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a national rating agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company which has a financial rating by a national rating agency equal to or greater than Ameritas Life and which agrees to assume the guarantee. AmerUs Life will be relieved of its obligations under the guarantee if it sells its interest in AMAL Corporation to another insurance company which has a financial rating by a national rating agency equal to or greater than that of AmerUs Life, and the purchaser assumes the guarantee.

Ameritas Investment Corp. ("AIC"), the principal underwriter of the Policies, may publish in advertisements and reports to Policy Owners, the ratings and other information assigned to Ameritas Life and AVLIC by one or more independent rating services. Published material may also include charts and other information concerning dollar cost averaging, portfolio rebalancing, earnings sweep, tax-deference, asset allocation, diversification, long term market trends, index performance, and other investment methods and programs. The purpose of the ratings is to reflect the financial strength of AVLIC. The ratings do not relate to the performance of the Separate Account .

THE SEPARATE ACCOUNT
Ameritas Variable Life Insurance Company Separate Account V ("Separate Account") was established under Nebraska law on August 28, 1985.

The assets of the Separate Account are held by AVLIC segregated from all of AVLIC's other assets, are not chargeable with liabilities arising out of any other business which AVLIC may conduct, and income, gains, or losses of the Separate Account are credited without regard to the other income, gains, or losses of AVLIC. Although the assets maintained in the Separate Account will not be charged with any liabilities arising out of AVLIC's other business, all obligations arising under the policies are liabilities of AVLIC who will maintain assets in the Separate Account of a total market value at least equal to the reserve and other contract liabilities of the Separate Account.

The Separate Account will at all times contain assets equal to or greater than account values invested in the Separate Account. Nevertheless, to the extent assets in the Separate Account exceed AVLIC's liabilities in the Separate Account, the assets are available to cover the liabilities of AVLIC's General Account. AVLIC may, from time to time, withdraw assets available to cover the General Account obligations.


                                      LIFE

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a Division of AVLIC.

PERFORMANCE INFORMATION
Performance information for the Subaccounts of the Separate Account and the Funds available for investment by the Separate Account may appear in advertisements, sales literature, or reports to Policy owners or prospective purchasers. We may also provide a hypothetical illustration of Cash Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds for a sample Insured based on assumptions as to age, sex, and other Policy specific assumptions.

We may also provide individualized hypothetical illustrations of Cash Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for fund expenses and Policy and the Separate Account charges, including the monthly deduction, premium charge and cash surrender charge. These hypothetical illustrations will be based on the actual historical experience of the Funds as if the Subaccounts had been in existence and a Policy issued for the same periods as those indicated for the Funds.


THE FUNDS - INVESTMENT STRATEGIES AND OBJECTIVES
There are currently 30 Subaccounts in the Separate Account available for Policy Owners to make new allocations. The Separate Account Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are NOT publicly traded mutual funds available for direct purchase by you. THERE IS NO ASSURANCE THE INVESTMENT OBJECTIVES WILL BE MET.

This information is just a summary for each underlying portfolio. You should read the series fund prospectus for an underlying portfolio for more information about that portfolio.

----------------------------------- ---------------------------------------------- -----------------------------------
SEPARATE ACCOUNT
           PORTFOLIO                            INVESTMENT STRATEGY                      INVESTMENT OBJECTIVE
----------------------------------- ----------------------------------------------------------------------------------
ALGER                                                   Offered through THE ALGER AMERICAN FUND
                                                        Advised by FRED ALGER MANAGEMENT, INC.
----------------------------------- ----------------------------------------------------------------------------------
Alger American Balanced             Common stock of companies with growth          Current Income and long-term
                                    potential and fixed-income securities.         capital growth
----------------------------------- ---------------------------------------------- -----------------------------------
Alger                               American  Leveraged  AllCap Common stocks of
                                    companies  with  growth  Long-term   capital
                                    growth potential.
----------------------------------- ----------------------------------------------------------------------------------
AMERITAS PORTFOLIOS                          Offered through CALVERT VARIABLE SERIES, INC. AMERITAS PORTFOLIOS
         (SUBADVISOR)                                    Advised by AMERITAS INVESTMENT CORP.
----------------------------------- ---------------------------------------------- -----------------------------------
Ameritas Growth                     Common stocks of large U.S. companies with
         (FRED ALGER)               broad product lines, markets, financial        Long-term capital growth.
                                    resources and depth of management.
----------------------------------- ---------------------------------------------- -----------------------------------
Ameritas Income & Growth            Dividend paying equity securities,             High level of dividend income,
         (FRED ALGER)               preferably with growth potential.              with capital growth as a
                                                                                   secondary goal.
----------------------------------- ---------------------------------------------- -----------------------------------
Ameritas MidCap Growth              Common stocks of midsize U.S. companies
         (FRED ALGER)               with promising growth potential.               Long-term capital growth.
------------------------------------ ---------------------------------------------- -----------------------------------
Ameritas Small Capitalization       Common stocks of small, fast-growing U.S.
                                    companies that offer innovative products,
         (FRED ALGER)               services or technologies to a rapidly          Long-term capital growth.
                                    expanding marketplace.
----------------------------------- ---------------------------------------------- -----------------------------------
Ameritas Money Market (CALVERT)     Money market securities of domestic and
                                    foreign issuers.                               Current income.
----------------------------------- ---------------------------------------------- -----------------------------------
Ameritas Emerging Growth            Common stocks of emerging growth companies
         (MFS CO.)                  or related securities, including foreign       Long-term capital growth.
                                    securities.
----------------------------------- ---------------------------------------------- -----------------------------------
                                    Common stocks of companies or related
Ameritas Growth With Income         securities, including foreign securities,
         (MFS CO.)                  to seek to provide income equal to 90% of      Current income, long-term growth
                                    the S&P 500 Composite Index dividend yield.    of capital and income.
----------------------------------- ---------------------------------------------- -----------------------------------
Ameritas Research (MFS CO.)         Common stocks and related securities of
                                    companies with favorable prospects for
                                    long-term growth, attractive valuations,       Long-term capital growth and
                                    dominant or growing market share, and          future income.
                                    superior management.
----------------------------------- ---------------------------------------------- -----------------------------------
Ameritas Index 500 (STATE STREET)   Common stocks of U.S. companies on the S&P     Results that correspond to the
                                    500 Index.                                     S&P 500 Index company common
                                                                                   stocks.
-----------------------------------------------------------------------------------------------------------------------



                                      LIFE
                                       13



----------------------------------- ----------------------------------------------------------------------------------
CALVERT SOCIAL                          Offered through CALVERT VARIABLE SERIES, INC. CALVERT SOCIAL PORTFOLIOS
                                                 Advised by CALVERT ASSET MANAGEMENT COMPANY ("CAMCO")
----------------------------------- ---------------------------------------------- -----------------------------------
CVS Social Balanced                 Mostly large-cap growth oriented common        Income and capital growth through
                                    stock of U.S. companies, with some bonds       social criteria screened
                                    and money market instruments.                  investments.
----------------------------------- ---------------------------------------------- -----------------------------------
CVS Social International Equity     Common stocks of mid to large cap              High total return through social
                                    companies.                                     criteria screened investments.
----------------------------------- ---------------------------------------------- -----------------------------------
                                                                                   Long-term capital growth through
CVS Social Mid Cap Growth           Common stocks of mid size companies.           social criteria screened
                                                                                   investments.
----------------------------------- ---------------------------------------------- -----------------------------------
CVS Social Small Cap Growth         Common stocks of small cap companies.          Long-term capital growth through
                                                                                   social criteria screened
                                                                                   investments.
----------------------------------- ----------------------------------------------------------------------------------
FIDELITY (INITIAL CLASS)                           Offered through VARIABLE INSURANCE PRODUCTS FUNDS
                                                  Advised by FIDELITY MANAGEMENT AND RESEARCH COMPANY
----------------------------------- ---------------------------------------------- -----------------------------------
VIP Asset Manager                   Allocated investments among stocks, bonds      High total return with reduced
                                    and short-term/money market investments.       risk over the long-term.
----------------------------------- ---------------------------------------------- -----------------------------------
VIP Asset Manager: Growth           Allocated investments among stocks, bonds
                                    and short-term/money market investments.       High total return.
----------------------------------- ---------------------------------------------- -----------------------------------
VIP Contrafund(R)                   Common stocks of companies whose value is
                                    not fully recognized by the public.            Long-term capital growth.
----------------------------------- ---------------------------------------------- -----------------------------------
VIP Equity-Income                   Income producing equity securities.
                                                                                   Reasonable income.
----------------------------------- ---------------------------------------------- -----------------------------------
VIP Growth                          Common stocks of companies with above
                                    average growth potential.                      Capital growth.
----------------------------------- ---------------------------------------------- -----------------------------------
VIP High Income                     High yielding fixed-income securities,
                                    while also considering growth of capital.      High level of current income.
----------------------------------- ---------------------------------------------- -----------------------------------
                                                                                   High level of current income as
VIP Investment Grade Bond           U.S. Dollar-denominated investment-grade       is consistent with preservation
                                    bonds (medium and high quality).               of capital.
----------------------------------- ---------------------------------------------- -----------------------------------
VIP Overseas                        Securities of foreign companies,
                                    diversified across countries and regions.      Long-term capital growth.
----------------------------------- ----------------------------------------------------------------------------------
MFS TRUST                                            Offered through MFS VARIABLE INSURANCE TRUST
                                                  Advised by MASSACHUSETTS FINANCIAL SERVICES COMPANY
----------------------------------- ----------------------------------------------------------------------------------
Global Governments                  U.S. and foreign government securities,        Income and capital growth.
                                    corporate bonds, and mortgage-backed and
                                    asset-backed securities.
----------------------------------- ---------------------------------------------- -----------------------------------
                      Common stocks of smaller cap emerging
New Discovery                       growth companies that are early in their       Capital growth.
                                    life cycles.
----------------------------------- ---------------------------------------------- -----------------------------------
Utilities                           Equity and debt securities of U.S. and         Capital growth and current
                                    foreign companies (including emerging          income
                                    markets) in the utility industry.
----------------------------------- ----------------------------------------------------------------------------------
                                                  Offered through UNIVERSAL INSTITUTIONAL FUNDS, INC.
MORGAN STANLEY                                        Advised by MORGAN STANLEY ASSET MANAGEMENT
----------------------------------- ---------------------------------------------- -----------------------------------
Emerging Markets Equity             Growth oriented equity securities of
                                    issuers in emerging market countries.          Long-term capital growth.
----------------------------------- ---------------------------------------------- -----------------------------------
Global Equity                       Equity securities of issuers throughout
                                    the world, including U.S. issuers.             Long-term capital growth.
----------------------------------- ---------------------------------------------- -----------------------------------
International Magnum                Equity securities of non-U.S. issuers
                                    domiciled in "EAFE" countries.                 Long-term capital growth.
----------------------------------- ---------------------------------------------- -----------------------------------
U.S. Real Estate                    Equity securities of companies in the U.S.
                                    real estate industry, including real           Above average current income and
                                    estate investment trusts ("REITS").            long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------



Each Fund is registered with the SEC under the Investment Company Act of 1940 as an open-end management investment company. While AIC and CAMCO, AVLIC affiliates, are advisers to certain portfolios, AVLIC does not have control over any of the Funds or their investments. The assets of each portfolio of the Funds are held separately from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. YOU SHOULD PERIODICALLY CONSIDER YOUR ALLOCATION AMONG THE SUBACCOUNTS IN LIGHT OF CURRENT MARKET CONDITIONS AND THE INVESTMENT RISKS OF INVESTING IN THE FUNDS' VARIOUS PORTFOLIOS.



                                      LIFE

The investments in the Funds may be managed by Fund managers which manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Funds. You should be aware that the Funds are likely to differ from the other mutual funds in size, cash flow pattern, and tax matters. Thus, the holdings and performance of the Funds can be expected to vary from those of the other mutual funds.

You should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

The Separate Account will purchase and redeem shares from the portfolios at the net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges, pay the Surrender Values, partial withdrawals, and make Policy loans or to transfer assets among Investment Options as you requested. Any dividend or capital gain distribution received is automatically reinvested in the corresponding Subaccount.

Since each of the Funds is designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Separate Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
AVLIC reserves the right, subject to applicable law, to add, delete, combine, or substitute investments in the Separate Account if, in our judgment, marketing needs, tax considerations, or investment conditions warrant. This may happen due to a change in law or a change in a Fund's objectives or restrictions, or for some other reason. AVLIC may operate the Separate Account as a management company under the 1940 Act, it may be deregistered under that ACT if registration is no longer required, or it may be combined with other AVLIC separate accounts. AVLIC may also transfer the assets of the Separate Account to another separate account. If necessary, we will notify the SEC and/or state insurance authorities and will obtain any required approvals before making these changes.

If any changes are made, AVLIC may, by appropriate endorsement, change the Policy to reflect the changes. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of Policy Owners or other persons who have voting rights as to the Separate Account. AVLIC will determine the basis for making any new Subaccounts available to existing Policy Owners.

You will be notified of any material change in the investment policy of any Fund in which you have an interest.

FIXED ACCOUNT
You may elect to allocate all or a portion of your premium payments to the Fixed Account, and you may also transfer monies between the Separate Account and the Fixed Account. (See the section on Transfers.) AVLIC guarantees that it will credit interest at a declared rate of at least 4.5%.

Each month, AVLIC will establish the declared rate for the Policies with a Policy Date or Policy anniversary date in that month. Interest will be credited on the amounts transferred or allocated to the Fixed Account at the declared rate effective for the month of issue. The declared rate is guaranteed for the remainder of the Policy Year. During the later Policy Years, all amounts in the Fixed Account will earn interest at the declared rate in effect in the month of the last Policy anniversary. Declared interest rates may increase or decrease from previous periods.

Payments allocated to the Fixed Account and transferred from the Separate Account to the Fixed Account are placed in AVLIC's General Account. The General Account includes all of AVLIC's assets, except those assets segregated in AVLIC's separate accounts. AVLIC has the sole discretion to invest the assets of the General Account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses. The Policy Owner bears the investment risk



                                      LIFE
after the expiration of a contract year. Because of exemptions and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest in it is generally subject to the provisions of the 1933 or 1940 Act. We understand that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the Policy; however, these disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

POLICY BENEFITS

The rights and benefits under the Policy are summarized in this prospectus. The Policy itself is what controls the rights and benefits. A copy of the Policy is available upon request from AVLIC.

PURPOSES OF THE POLICY
The Policy is designed to provide you with both (1) lifetime insurance protection to the Policy anniversary nearest the Insured's 95th birthday and (2) flexibility in the amount and frequency of premium payments and the level of life insurance proceeds payable under the Policy. Unlike traditional life insurance, other than the Minimum First Year Premium, you are not required to pay scheduled premiums to keep your Policy in force. The Policy is designed so that a single premium payment may be made or you have the flexibility to vary subsequent premium payments.

Moreover, the Policy lets you adjust the level of Death Benefits payable under the Policy without having to purchase a new Policy. You can accomplish this by decreasing the Specified Amount or changing the Death Benefit option. Thus, as your insurance needs or financial conditions change, you have the flexibility to adjust your life insurance benefits and vary premium payments.

The Death Benefit may, and the Cash Value will, vary with the investment experience of the chosen Subaccounts of the Separate Account. Thus the Policy Owner benefits from any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a Planned Periodic Premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of the Separate Account.

DEATH BENEFIT PROCEEDS
As long as the Policy remains in force, AVLIC will pay the Death Benefit Proceeds of the Policy upon Due Proof of Death, according to the Death Benefit option in effect at the time of the Insured's death. The amount of the Death Benefits payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The Death Benefit Proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See the section on Payment Options.)

DEATH BENEFIT OPTIONS
The Policy provides two Death Benefit options, unless the Extended Maturity Rider is in effect. If the Extended Maturity Rider is in effect, the Death Benefit will be the same as the Cash Value. Extension of the Maturity Date may result in adverse tax consequences. (See the sections on Benefits at Maturity and General Provisions--Extended Maturity Rider.) The Policy Owner selects one of the options in the application. The Death Benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force. (See the section on Policy Lapse and Reinstatement.) The minimum Specified Amount currently is the amount that a premium of $10,000 ($5,000 for ages 0-15) will purchase. The net amount at risk for Option A will generally be less than the net amount at risk for Option B. If you choose Option A, your cost of insurance deduction will generally be lower than if you choose Option B. (See the section on Charges and Deductions.)



                                      LIFE

OPTION A.
                                    [GRAPH]

(OMITTED GRAPH ILLUSTRATES PAYOUT UNDER DEATH BENEFIT OPTION B, SPECIFICALLY BY SHOWING THE RELATIONSHIPS OVER TIME, BETWEEN THE SPECIFIED AMOUNT AND THE CASH VALUE.)

                    Death Benefit Option A. Pays a Death Benefit equal to the Specified Amount or the Accumulation Value multiplied by the Death Benefit percentage (as illustrated at Point A) whichever is greater.

Under Option A, the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250% for Insureds with an attained age 40 or younger on the Policy anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy anniversary, the percentage declines. For example, the percentage at Attained Age 40 is 250%, at Attained Age 50 is 185%, at Attained Age 60 is 130%, at Attained Age 70 is 115%, at Attained Age 80 is 108%, and at Attained Age 90 is 100%. Accordingly, under Option A the Death Benefit will remain level at the Specified Amount unless the applicable percentage of Cash Value exceeds the current Specified Amount, in which case the amount of the Death Benefit will vary as the Cash Value varies. Policy Owners who prefer to have favorable investment performance reflected in higher Cash Value, rather than increased insurance coverage, generally should select Option A.

OPTION B.
                                    [GRAPH]

(OMITTED GRAPH ILLUSTRATES PAYOUT UNDER DEATH BENEFIT OPTION B, SEPCIFICALLY BY SHOWING THE RELATIONSHIPS OVER TIME, BETWEEN THE SPECIFIED AMOUNT AND THE CASH VALUE.)
                    Death Benefit Option B. Pays a Death Benefit equal to the Specified Amount plus the Policy's Accumulation Value or the Accumulation Value multiplied by the Death Benefit percentage, whichever is greater.

Option B, the Death Benefit is equal to the current Specified Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an Attained Age 40 or younger on the Policy anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy anniversary the percentage declines as in Option A. Accordingly, under Option B the amount of the Death Benefit will always vary as the Cash Value varies (but will never be less than the Specified Amount). Policy Owners who prefer to have favorable investment performance reflected in increased insurance coverage, rather than higher Cash Values, generally should select Option B.

CHANGE IN DEATH BENEFIT OPTION. Generally, the Death Benefit option in effect may be changed once per year any time after the first Policy Year by sending AVLIC a written request for change. AVLIC will require evidence of insurability before making a change in the Death Benefit option from Option A to Option B. The effective date of such a change will be the Monthly Activity Date on or following the date the change is approved by AVLIC.

If the Death Benefit option is changed from Option A to Option B, the Death Benefit after the change will equal the Specified Amount before the change plus the Cash Value on the effective date of the change. If the Death Benefit



                                      LIFE
option is changed from Option B to Option A, the Death Benefit after the change will equal the Death Benefit before the change minus the Cash Value on the effective date of change.

No charges will be imposed upon a change in Death Benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's Cash Value. However, a change in the Death Benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which is the amount by which the Death Benefit that would be payable on a Monthly Activity Date exceeds the Cash Value on that date. Changing from Option B to Option A generally will decrease the net amount at risk, and therefore cost of insurance charges. Changing from Option A to Option B generally will result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's age. If, however, the change was from Option A to Option B, the cost of insurance rate may be different for the increased Death Benefit. (See the section on Charges and Deductions--Cost of Insurance.)

CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, after the second Policy Year a Policy Owner may decrease the Specified Amount of a Policy. A decrease in Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may affect a Policy Owner's cost of insurance charge. (See the section on Charges and Deductions--Cost of Insurance.)

Any decrease in the Specified Amount will become effective on the Monthly Activity Date on or following the date a written request is approved by AVLIC. The Specified Amount of a Policy may be changed only once per year, and AVLIC may limit the size of a change in a Policy Year.

The Specified Amount remaining in force after any requested decrease may not be less than the amount a Minimum First Year Premium of $10,000 ($5,000 for ages 0-15) would have purchased during the first three Policy years and $15,000 thereafter. Further, no decrease will be allowed if the Specified Amount is less than $15,000 in the first three Policy years. In addition, if following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see the section on Premium Limitations), the decrease may be limited or Cash Value may be returned to the Policy Owner at the Policy Owner's election, to the extent necessary to meet these requirements.

METHODS OF AFFECTING INSURANCE PROTECTION. A Policy Owner may increase or decrease the pure insurance protection provided by a Policy -- the difference between the Death Benefit and the Cash Value -- in several ways as insurance needs change. These ways include decreasing the Specified Amount of insurance, changing the level of premium payments, and, to a lesser extent, making a partial withdrawal of the Policy's Cash Value. The consequences of each of these methods will depend upon the individual circumstances.

DURATION OF THE POLICY. The Policy will not be placed in force if the Minimum First Year Premium has not been paid on or before the date the Policy is delivered. The Policy will remain in force so long as the Cash Surrender Value is sufficient to pay the monthly deduction. (See the section on Monthly Deduction.) Where, however, the Cash Surrender Value is insufficient to pay the monthly deduction and the Grace Period expires without an adequate payment by the Policy Owner, the Policy will lapse and terminate without value. (See the section on Policy Lapse and Reinstatement.)

CASH VALUE
The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Subaccounts of the Separate Account, the Net Premiums paid, any partial withdrawals, and the charges assessed in connection with the Policy. A Policy Owner may at any time Surrender the Policy and receive the Policy's Cash Surrender Value. (See the section on Surrenders.) There is no guaranteed minimum Cash Value.

DETERMINATION OF CASH VALUE. Cash Value is determined on each Valuation Date. On the Policy Issue Date, the Cash Value in a Subaccount will equal the portion of any premium allocated to the Subaccount, reduced by the portion of the first monthly deduction allocated to that Subaccount. (See the section on Allocation of Premiums and Cash Value.) Thereafter, on each Valuation Date, the Cash Value of a Policy will equal:



                                      LIFE

(1) The aggregate of the values attributable to the Policy in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's unit value by the number of Subaccount units allocated to the Policy; plus
(2)  The value of the Fixed Account; plus
(3)  Any cash value  impaired by Policy debt held in the General  Account;  plus
(4)  Any Net Premiums received on that Valuation Date; less
(5)  Any partial withdrawal, and its charge, made on that Valuation Date; less
(6)  Any monthly deduction to be made on that Valuation Date; less
(7)  Any federal or state income taxes charged against the Cash Value.

In computing the Policy's Cash Value, the number of Subaccount units allocated to the Policy is determined after any transfers among Subaccounts, or the Fixed Account, (and deduction of transfer charges) but before any other Policy transactions, such as receipt of Net Premiums and partial withdrawals, on the Valuation Date. Because the Cash Value is dependent upon a number of variables, a Policy's Cash Value cannot be predetermined.

THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount shall be calculated by:

     (1) Multiplying the per share net asset value of the corresponding Fund portfolio on the Valuation Date times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
     (2) A Daily Charge not exceeding an annual rate of 1.20% for mortality and expense risk (.90%) and administrative costs (.30%); and
     (3) Dividing the result by the total number of units held in the Subaccount on the Valuation Date, before the purchase or redemption of any units on that date. (See the section on Daily Charges Against the Separate Account.)

VALUATION DATE AND VALUATION PERIOD. A Valuation Date is each day on which the New York Stock Exchange ("NYSE") is open for trading. The net asset value for each Fund portfolio is determined as of the close of regular trading on the NYSE. The net investment return for each Subaccount and all transactions and calculations with respect to the Policies as of any Valuation Date are determined as of that time. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of the NYSE on each Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

BENEFITS AT MATURITY
If the Insured is living, AVLIC will pay the Cash Value of the Policy, less Outstanding Policy Debt, on the Maturity Date. The Policy will mature on the Policy anniversary nearest the Insured's 95th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider. The Policy may be subject to certain adverse tax consequences when continued beyond the original scheduled Maturity Date. (See the section on General Provisions -- Extended Maturity Rider.)

PAYMENT OF POLICY BENEFITS
Death Benefit Proceeds under the Policy will usually be paid within seven days after AVLIC receives Due Proof of Death. Cash value benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See the section on Postponement of Payments.) The Policy Owner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Policy Owner may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is Surrendered or matures. If no election is made, AVLIC will pay the benefits in a lump sum.


When Death Benefits are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of payment. An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous settlement election. Further, if the Policy is assigned, any amounts due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.




                                      LIFE

PAYMENT OPTIONS. The minimum amount of each payment is $25. If a payment would be less than $25, AVLIC has the right to make payments less often so that the amount of each payment is at least $25. Once a payment option is in effect, the proceeds will be transferred to AVLIC's General Account. AVLIC may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:

         INTEREST PAYMENT OPTION. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

          FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount AVLIC holds runs out.

          FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

          LIFETIME PAYMENT OPTION. Equal monthly payments are based on the life of a named person. Payments will continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time.

         JOINT LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.

As an alternative to the above payment options, the proceeds may be paid in any other manner approved by AVLIC. Further, one of AVLIC's affiliates may make payments under the above payment options. If an affiliate makes the payment, it will do so according to the rules set out above.

POLICY RIGHTS

LOAN BENEFITS
LOAN PRIVILEGES. AVLIC will permit the Policy Owner to borrow money from it using the Policy as the only security for the loan. The maximum amount that may be borrowed is 85% of the Cash Value less the cash surrender charge and any accrued expenses as of the date of the Policy loan. The minimum amount of any loan request is $1,000. The loan may be completely or partially repaid at any time while the Insured is living, prior to the Maturity Date. Loans usually are paid within seven days after receipt of a written request. Texas and Virginia Policy Owners may borrow 100% of the Cash Surrender Value after deducting interest and Policy charges for the remainder of the Policy Year. LOANS MAY HAVE ADVERSE TAX CONSEQUENCES. (See the section on Tax Treatment of Policy Proceeds.)

INTEREST. The interest rate charged on the portion of the Outstanding Policy Debt not exceeding the Earnings Loan Value is 4.5% per year. Outstanding Policy Debt in excess of the Earnings Loan Value is charged 6% interest per year. The determination of whether the Outstanding Policy Debt exceeds the Earnings Loan Value will be made each time a loan is taken. AVLIC may increase either of these rates to a maximum of 8%. Interest accrues daily and is due on each Policy anniversary date. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate.

EFFECT OF POLICY LOANS. When a loan is made, Cash Value equal to the amount of the loan will be transferred from the Cash Value in the Separate Account to the General Account of AVLIC as security for the indebtedness. The Cash Value transferred out of the Separate Account will be allocated among the Subaccounts, or the Fixed Account, in accordance with the instructions given when the loan is requested. The minimum amount which can remain in a Subaccount as a result of a loan is $100. If no instructions are given, the amount will be withdrawn in proportion to the various deposits in the Subaccount or Fixed Account. If loan interest is not paid when due in any Policy Year, on the Policy anniversary thereafter, AVLIC will loan the interest and allocate the amount transferred to secure the excess indebtedness among the Subaccounts and the Fixed Account as set out just above. No charge will be imposed for these transfers. A Policy loan will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the Death Benefit, even if the loan is repaid. Should the Policy lapse while Policy loans are outstanding the portion of the loans attributable to earnings will become taxable.



                                      LIFE

Cash value in the General Account held to secure indebtedness will be credited with interest at a rate of 4.5% per year. Currently, the net cost to borrow to the Policy Owner ranges from 0% interest per annum (on the amount not exceeding the Earnings Loan Value) to 1.5% per annum. However, the Policy permits a maximum net cost to borrow of 3.5%. Interest earned on amounts held in the General Account will be allocated to the Subaccounts and the Fixed Account on each Policy anniversary in the same proportion that Net Premiums are being allocated to those Subaccounts and the Fixed Account at the time. Upon repayment of indebtedness, the portion of the repayment allocated to a Subaccount in accordance with the repayment of indebtedness provision (see below) will be transferred to the Subaccount and increase the Cash Value in that Subaccount or the Fixed Account.

OUTSTANDING POLICY DEBT. The Outstanding Policy Debt equals the total of all Policy loans and accrued interest on policy loans. If the Outstanding Policy Debt exceeds the Cash Value less any cash surrender charge and any accrued expenses, the Policy Owner must pay the excess. AVLIC will send a notice of the amount which must be paid. If the Policy Owner does not make the required payment within the 61 days after AVLIC sends the notice, the Policy will terminate without value. A lapsed Policy may later be reinstated. (See the section on Policy Lapse and Reinstatement.)

REPAYMENT OF LOAN. Unscheduled premiums paid while a Policy loan is outstanding are treated as repayment of the loans only if the Policy Owner so requests. As a loan is repaid, the Cash Value in the General Account securing the repaid loan will be allocated among the Subaccounts and the Fixed Account in the same proportion that Net Premiums are being allocated to those Subaccounts at the time of repayment.

SURRENDERS
At any time during the lifetime of the Insured and prior to the Maturity Date, the Policy Owner may totally Surrender the Policy by sending a written request to AVLIC. Certain partial withdrawals may also be made. Surrenders from the Separate Account will generally be paid within seven days of receipt of the written request. (See the section on Postponement of Payments.) SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE ADVERSE TAX CONSEQUENCES. (See the Federal Tax
Matters subsections on Modified Endowment Contract and Tax Penalty on Early Withdrawals.) Surrenders may be subject to a cash Surrender charge. (See the section on Cash Surrender Charge.)

TOTAL SURRENDERS. If the Policy is being totally Surrendered, the Policy must be returned to AVLIC along with the request. AVLIC will pay an amount equal to the Cash Surrender Value at the end of the Valuation Period during which the Surrender request is received at AVLIC's Home Office. Coverage under the Policy will terminate as of the date of a total Surrender. A Policy Owner may elect to have the amount paid in a lump sum or under a payment option. (See the section on Payment Options.)

PARTIAL WITHDRAWALS. Partial withdrawals are irrevocable. The amount of a partial withdrawal may not exceed the Cash Surrender Value on the date the request is received and in Policy Years one through seven, may not exceed 10% of the Minimum First Year Premium. The Cash Surrender Value after a partial withdrawal must be at least $1,000. The amount paid will be deducted from the Policy's Cash Value at the end of the Valuation Period during which the request is received. The amount will be deducted from the Subaccounts according to the instructions of the Policy Owner when the withdrawal is requested, provided that the minimum amount remaining in a Subaccount as a result of the allocation is $100. If no instructions are given, the amount will be withdrawn in proportion to the various deposits in the Subaccount and/or Fixed Account.

The Death Benefit may be reduced by the amount of any partial withdrawal and may affect the way in which the cost of insurance charge is calculated and the amount of pure  insurance  protection  under the  Policy.  (See the  section  on
Monthly Deduction--Cost of Insurance, Death Benefit Options--Methods of Affecting Insurance Protection.) If Option B is in effect, the Specified Amount will not change, but the Cash Value will be reduced.

The Specified Amount remaining in force after a partial withdrawal, during the first three Policy Years, may not be less than the amount a premium of $10,000 would purchase ($5,000 for ages 0-15) and thereafter may not be less than $15,000. Also, no partial withdrawal will be allowed if the Specified Amount is less than $15,000 in the first



                                      LIFE
three years. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be implemented. A fee not to exceed the lesser of $50.00 or 2% of the amount withdrawn is deducted from each partial withdrawal amount paid. Currently the charge is the lesser of $25 or 2% of the amount withdrawn. (See the section on Partial Withdrawal Charge.)

TRANSFERS
Cash Value may be transferred among the Subaccounts of the Separate Account. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount after a transfer is $100. AVLIC will effectuate transfers and determine all values in connection with transfers on the later of the date designated in the request or at the end of the Valuation Period during which the transfer request is received. Cash Value on the date of a transfer will not be affected except to the extent of any transfer charge. Transfers may also be made from the Subaccounts to the Fixed Account. One hundred percent of the amount deposited, plus interest thereon, may be transferred out of the Fixed Account during the 30-day period following the yearly anniversary of the date of the Policy.

An unlimited number of transfers may be made, with the first fifteen transfers per Policy Year permitted free of charge. A transfer charge may be imposed each additional time amounts are transferred. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policy Owner is invested. The charge is $10 per transfer. This amount will be deducted pro rata from each Subaccount (and if applicable, the Fixed Account) in which the Policy Owner is invested. Transfers resulting from Policy loans or exercise of the exchange privilege will not be subject to a transfer charge. In addition, such transfers will not be counted for purposes of the limitation on the number of transfers allowed in each year. AVLIC may at any time revoke or modify the transfer privilege, including the minimum amount transferable. (See the section on Tax Status of the Policy.)

The privilege to initiate transactions by telephone will be made available to Policy Owners automatically. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policy Owner to provide the Policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

When available, procedures for making transfers through our website can be accessed at the Internet address stated in the Ameritas Variable Life Insurance section of this prospectus.

Transfers may be subject to additional restrictions at the fund level. Specifically, fund managers may have the right to refuse sales, or suspend or terminate the offering of portfolio shares, if they determine that such action is necessary in the best interests of the portfolio's shareholders. If a fund manager refuses a transfer for any reason, the transfer will not be allowed. AVLIC will not be able to process the transfer if the fund manager refuses.

SYSTEMATIC PROGRAMS
AVLIC may offer systematic programs as discussed below. We will count your transfers in these programs when determining whether the transfer fee applies. Lower minimum amounts may be allowed to transfer as part of a systematic program. There is no separate charge for participation in these programs at this time. All other normal transfer restrictions, as described above, apply. The Fixed Account can not be used in any systematic program.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, you can instruct AVLIC to allocate Cash Value among the Subaccounts of the Separate Account on a systematic basis, according to allocation instructions you specified.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program you can instruct AVLIC to automatically transfer, on a systematic basis, a predetermined amount or percentage you specify from any one Subaccount to any Subaccount(s) of the Separate Account.



                                      LIFE

EARNINGS SWEEP. Permits systematic redistribution of earnings among Investment Options.


You can request participation in the available programs when purchasing the Policy or at a later date. You can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. AVLIC reserves the right to modify, suspend or terminate such programs at any time. Use of Systematic Programs may not be advantageous, and does not guarantee success.

REFUND PRIVILEGE
You may cancel the Policy within the later of 10 days after you receive it, within 10 days after AVLIC mails a cancellation notice, or within 45 days of completing Part I of the application. If a Policy is canceled within this time period, a refund will be paid. The refund will be the greater of the premium paid or the premium paid adjusted by investment gains or losses.

To cancel the Policy, you should mail or deliver it to the selling agent, or to AVLIC at the Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Policy Owner's bank. (See the section on Postponement of Payments.)

EXCHANGE PRIVILEGE
During the first 24 Policy months after the Policy Date, you may exchange the Policy for a non-variable life insurance policy issued by AVLIC or an affiliate. No new evidence of insurability will be required.

The policy date, issue age and risk classification for the Insured will be the same under the new policy as under the old. In addition, the policy provisions and applicable charges for the new policy and its riders will be based on the same policy date and issue age as under the Policy. Cash values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between payment or charges, dividends or Cash Values under the flexible contract and under the new policy. You may elect either the same specified amount or the same net amount at risk for the new policy as under the old.

To make the change, the Policy, a completed application for exchange and any required payment must be received by AVLIC. The exchange will be effective on the valuation date when all financial and contractual arrangements for the new policy have been completed.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY
Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501). A Policy will generally be issued only to individuals 80 years of age on their nearest birthday or less who supply satisfactory evidence of insurability to AVLIC. AVLIC may, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason.

The Policy Date is the effective date of coverage for all coverage applied for in the original application. The Policy Date is used to determine Policy anniversary dates, Policy Years and Policy months. The Policy Date and the Issue Date will be the same unless: (1) an earlier Policy Date is specifically requested, or (2) when additional premiums or application amendments are needed. When there are additional requirements before issue (see below) the Policy Date will be when it is sent for delivery and the Issue Date will be the date the requirements are met.

The Issue Date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. When all required premiums and application amendments have been received by AVLIC in its Home Office, the Issue Date will be the date the Policy is mailed to the Policy Owner or sent to the agent for delivery to the Policy Owner. When application amendments or additional premiums need to be obtained upon delivery of the Policy, the Issue Date will be when the Policy receipt and federal funds are received; and the application amendments are received and reviewed in AVLIC's Home Office. On the Issue Date, the premium paid (plus any interest credited on premiums paid before the Issue Date less any cost of insurance charge for the period



                                      LIFE
between the Policy Date and the Issue Date) is allocated to the Money Market Subaccount. After the expiration of the refund period, the Cash Value will be allocated to the Subaccounts or the Fixed Account as selected by the Policy Owner.

Subject to approval, a Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower Issue Age results in lower cost of insurance rates. If a Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly deductions will be made for the period the Policy Date is backdated.

Interim conditional insurance coverage may be issued prior to the Policy Date, provided that certain conditions are met, upon the completion of an application and the payment of a Specified Amount at the time of the application. The amount of the interim coverage is limited to the smaller of (1) the amount of insurance applied for, (2) $100,000, or (3) $25,000 if the proposed Insured is under age 10 or over age 60 at his nearest birthday.

PREMIUMS
The Minimum First Year Premium must be paid on or before the date the Policy is delivered. No insurance will take effect before the Minimum First Year Premium is received in AVLIC's home office in federal funds. No other premiums are required. The amounts and frequency of the Planned Periodic Premiums are shown in the Schedule of Premiums in the Policy. However, subject to certain limitations, a Policy Owner has flexibility in determining the frequency and amount of premiums since the planned periodic premium schedule is not binding on the Policy Owner. The timing and amount of premium payments will have an effect on the values under, and the duration of, the Policy, including the cash surrender charge, the cost of insurance charge, the premium tax charges and the Cash Value under the Policy.

MINIMUM FIRST YEAR PREMIUM. The Minimum First Year Premium is equal to the amount designated in the Policy. The Minimum First Year Premium will be no less than $10,000, except on Insureds who have an age nearest birthday of 0 to 15, for which the Minimum First Year Premium will be no less than $5,000. The Minimum First Year Premium generally approximates 80% of the Guideline Single Premium, as defined for federal tax purposes, for the initial Specified Amount. There is no representation that the Policy will not lapse if the Minimum First Year Premium is paid, nor is there a guarantee that the Policy will not lapse even if Planned Periodic Premiums are paid.

PREMIUM FLEXIBILITY. A Policy Owner may make a single premium payment, make unscheduled premium payments at any time in any amount, or skip planned periodic premium payments, subject to the premium limitations described below. Therefore, unlike conventional insurance policies, this Policy does not obligate the Policy Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

The level of premium payments does, however, affect the nature of the Policy, including the amount of pure insurance coverage and the charge for that coverage. Comparing two Policies that are identical in all respects other than the amount of the initial premium paid, the Policy with the larger initial premium will have a greater Cash Value and, therefore, will provide less pure insurance protection (a lower net amount at risk) and have a smaller monthly cost of insurance charge. AVLIC does reserve the right to limit the number and amount of additional or unscheduled premium payments.

PLANNED PERIODIC PREMIUMS. At the time the Policy is issued, if the initial premium is less than 100% of the Guideline Single Premium, the Policy Owner may determine a planned periodic premium schedule that provides for the payment of level premiums at selected intervals; subject, however, to a minimum planned periodic premium schedule of $1,200 on an annual basis and a maximum schedule of no greater than the limitation on total premiums established by federal tax law. The Policy Owner is not required to pay premiums in accordance with this schedule. The Policy Owner has considerable flexibility to alter the amount and frequency of premiums paid.

Policy Owners can also change the frequency and amount of Planned Periodic Premiums by sending a written request to the Home Office, although AVLIC reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Policy remains in force. Instead, the duration



                                      LIFE
of the Policy depends upon the Policy's Cash Surrender Value. (See the section on Duration of the Policy.) Thus, even if Planned Periodic Premiums are paid by the Policy Owner, the Policy will nonetheless lapse any time Cash Surrender Value is insufficient to pay certain monthly charges, and a Grace Period expires without a sufficient payment. (See the section on Policy Lapse and Reinstatement.)

Any premium received in an amount different from the planned periodic premium will be considered an unscheduled premium.

PREMIUM  LIMITATIONS.  In no event  may the  total of all  premiums  paid,  both planned and unscheduled, exceed the current maximum premium limitations established by federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, AVLIC will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by law. AVLIC may also establish a minimum acceptable premium amount.

ALLOCATION OF PREMIUMS AND CASH VALUE
ALLOCATION OF PREMIUMS. In the application for a Policy, the Policy Owner allocates premiums to one or more Subaccounts of the Separate Account and/or to the Fixed Account. Allocations must be whole number percentages and must total 100%. The allocation for future premiums may be changed without charge at any time by providing proper notification to the Home Office.

The initial premium is allocated as of the Issue Date of the Policy to the Money Market Subaccount for 13 days. Thereafter, the Cash Value will be allocated to the Subaccounts or the Fixed Account as selected by the Policy Owner. Premium payments received by AVLIC prior to the Issue Date are held in the General Account and are credited with interest at a rate determined by AVLIC for the period from the date the payment has been converted into federal funds that are available to AVLIC until the date the amounts are transferred to the Money Market Subaccount, but in no event will interest be credited prior to the Policy Date. After the first Policy Year, all premiums are subject to a premium charge, and thus the Net Premium is allocated to the selected Subaccount or the Fixed Account. If there is any Outstanding Policy Debt at the time of payment, AVLIC will treat it as a premium payment unless otherwise instructed in proper written notice.

The value of amounts allocated to Subaccounts of the Separate Account will vary with the investment performance of these Subaccounts, and the Policy Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the Death Benefit as well. Policy Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT
LAPSE. Unlike conventional life insurance policies, the failure to make a planned periodic premium payment will not itself cause the Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a Grace Period expires without a sufficient payment. The Grace Period is 61 days from the date AVLIC mails a notice that the Grace Period has begun. AVLIC will notify the Policy Owner at the beginning of the Grace Period by mail addressed to the last known address on file with AVLIC. The notice will specify the premium required to keep the Policy in force. Failure to pay the required amount within the Grace Period will result in lapse of the Policy. If the Insured dies during the Grace Period, any overdue monthly deductions and Outstanding Policy Debt will be deducted from the proceeds.

If the Cash Surrender Value is insufficient to cover the monthly deduction, the Policy Owner must pay a premium during the Grace Period sufficient to cover the monthly deduction. (See the section on Charges and Deductions.)

REINSTATEMENT. A lapsed Policy may be reinstated any time within 2 years after the end of the Grace Period (or if required by state law, longer periods), but before the Maturity Date. We will reinstate your Policy based on the Insured's underwriting classification at the time of the reinstatement. Reinstatement is subject to the following:
     (1) Evidence of insurability of the Insured satisfactory to AVLIC;



                                      LIFE

     (2) Payment of a premium equal to the greater of $1,000 or an amount that, after the deduction of premium charges, is large enough to cover the monthly deductions for at least the three Policy months commencing with the effective date of reinstatement; and
     (3)  Any Policy debt will be reinstated with interest due and accrued.
     (4) The Policy cannot be reinstated if it has been surrendered for its full Cash Surrender Value.

The amount of Cash Value on the date of reinstatement will be equal to the amount of the Cash Value on the date of lapse, increased by the premium paid at reinstatement, less the premium charges and the amounts stated above, plus that part of the deferred sales load (i.e., cash surrender charge) which would apply if the Policy were Surrendered on the date of reinstatement. The last addition to the Cash Value is designed to avoid duplicate cash surrender charges. The original Policy Date will be used for purposes of calculating the cash surrender charge. If any Policy debt was reinstated, that debt will be held in AVLIC's General Account. Cash Value calculations will then proceed as described in the section on Determination of Cash Value.

The effective date of reinstatement will be the first Monthly Activity Date on or next following the date of approval by AVLIC of the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate AVLIC for:

     (1) Providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider;
     (2)  Administering the Policy;
     (3)  Assuming  certain  risks  in  connection  with  the  Policy;  and
     (4) Incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

PREMIUM CHARGE
No premium charges will be deducted from premium payments made during the first Policy Year prior to their allocation to the selected Subaccounts or the Fixed Account. However, a charge equal to 2.5% of the premium will be deducted from each payment made after the first Policy Year prior to allocation among the selected Subaccounts to reimburse AVLIC for premium taxes. Various states and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state.

Although no deduction for premium taxes is made from premiums paid during the first Policy Year, upon Surrender, a portion of the cash surrender charge includes a charge for state premium taxes of no greater than 2.5% of the premiums paid. (See the section on Cash Surrender Charge.) The charges for premium taxes represent an amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions.

MONTHLY DEDUCTION
Charges will be deducted on each Monthly Activity Date from the Cash Value of the Policy to compensate AVLIC for insurance provided. The monthly deduction includes: (1) the cost of insurance for the current Policy month, plus (2) one-twelfth of any flat extra rating charge. The monthly deduction will be deducted as of the Policy Date and on each Monthly Activity Date thereafter. It will be allocated among the Subaccounts or the Fixed Account on a pro rata basis. Each of these charges is described in more detail below.

COST OF INSURANCE. Because the cost of insurance depends upon several variables, the cost for each Policy month can vary from month to month. AVLIC will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the net amount at risk for each Policy month. The net amount at risk on any Monthly Activity Date is the amount by which the Death Benefit which would have been payable on that Monthly Activity Date exceeds the Cash Value on that date.

COST OF INSURANCE RATE. The annual cost of insurance rate is based on the Insured's sex, Attained Age, Policy duration and risk class. The rate will vary if the Insured is a smoker or non-smoker or is considered a substandard risk classification and rated with a tabular extra rating. For the initial Specified Amount, the cost of insurance rate



                                      LIFE
will not exceed those shown in the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's age nearest birthday, risk class, and the 1980 Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. Any change in the cost of insurance rates will apply to all persons of the same age, sex and risk class and whose policies have been in effect for the same length of time.

If the underwriting class for any increase in Death Benefit resulting from a change in Death Benefit option from A to B is not the same as the underwriting class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different underwriting classes. Decreases will also be reflected in the cost of insurance rate as discussed earlier. The actual charges made during the Policy Year will be shown in the annual report delivered to Policy Owners.

RATE CLASS. The rate class of an Insured may affect the cost of insurance rate. AVLIC currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is a multiple of the guaranteed rate for a standard issue. This multiple factor is shown in the Schedule of Benefits in the Policy.

Insureds may also be assigned a flat extra rating to reflect higher mortality risks. The flat extra rating charge will not impact the cost of insurance rate, but 1/12 of any flat extra cost will be deducted as part of the monthly deduction on each Monthly Activity Date.

DAILY CHARGES AGAINST THE SEPARATE ACCOUNT
A Daily Charge will be deducted from the value of the net assets of the Separate Account to compensate AVLIC for mortality and expense risks assumed and the administrative costs incurred in connection with the Policy. This daily charge from the Separate Account will be at the rate of 0.003288 percent (equivalent to an annual rate of 1.20 percent of the average daily net assets of the Separate Account). The daily charge will be deducted from the net asset value of the Separate Account, and therefore the Subaccounts, on each Valuation Date. Where the previous day or days was not a Valuation Date, the deduction on the valuation date will be 0.003288 percent multiplied by the number of days since the last Valuation Date. No mortality and expense charges will be deducted from the amounts in the Fixed Account.

Of this Daily Charge, 0.002466 percent (equivalent to an annual rate of 0.90 percent of the average daily net assets of the Separate Account) is deducted to compensate AVLIC for the mortality and expense risk assumed under the Policies. AVLIC believes that this level of charge is reasonable in relation to the risks assumed by AVLIC under the Policies. The mortality risk assumed by AVLIC is that Insureds' may live for a shorter time than assumed, and that an aggregate amount of Death Benefits greater than that assumed accordingly will be paid. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the administrative charges provided in the Policies.

AVLIC also deducts 0.000822 percent (equivalent to an annual rate of 0.30 percent of the average daily net assets of the Separate Account) on a daily basis to compensate it for administrative costs in connection with the Policy. AVLIC has primary responsibility for the administration of the Policy and the Separate Account. AVLIC intends to administer the Policy itself through an arrangement whereby AVLIC may purchase some administrative services from Ameritas Life. The services in connection with the Policy involve issuance of the Policy, ordinary ongoing maintenance of the Policy, and future changes in the Policy initiated by the Policy Owner. Administrative expenses in connection with the issuance of the Policy are medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Policy records. Ongoing ordinary administrative expenses expected to be incurred in connection with a Policy include premium billing; record keeping; processing Death Benefit claims, cash Surrenders, and Policy changes; preparing and mailing reports; and overhead costs. Future changes in the Policy initiated by the Policy Owner include changes in the Death Benefit option. Administrative costs for changing the Death Benefit option include the cost of processing applications and changing and establishing Policy records. The Daily Charge is assessed throughout the life of the Policy. AVLIC does not expect to make a profit on the portion of the charge levied to cover administrative expenses.



                                      LIFE

Policy Owners who choose to allocate Net Premiums to one or more of the Subaccounts will also bear a pro rata share of the management fees and expenses paid by each of the investment portfolios in which the various Subaccounts invest. These ranged from 0.36% to 1.80% at the most recent fiscal year end. No such management fees are assessed against Net Premiums allocated to the Fixed Account. (See the Summary section for the Fund Expense Summary.)


Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a Portfolio, if a reimbursement occurs, it has the effect of lowering the Portfolio's expense ratio and increasing its total return.


AVLIC and its affiliates may receive administrative fees from the investment advisers of certain Funds. AVLIC currently does not assess a separate charge against the Separate Account or the Fixed Account for any federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes.


TAXES. Currently, no charge will be made against the Separate Account for federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes. Charges for such taxes, if any, would be deducted from the Separate Account as a portion of the Daily Charge. (See the section on Federal Tax Matters.)

CASH SURRENDER CHARGE
If a Policy is Surrendered prior to the 7th Policy anniversary, AVLIC will assess a cash surrender charge based upon percentages of the premiums actually paid during the first Policy Year, limited as shown in the Policy schedule pages. Paying less premium in the first year generally will have the effect of reducing the cash surrender charge. However, depending upon the investment experience, if the Policy Owner chooses to pay less premium in the first year, the cost of insurance charge may increase, the premium tax charge may be greater, the Policy Values may be reduced and there is an increased risk that the Policy will lapse. A portion of the cash surrender charge includes a charge to cover state premium taxes. The remainder of the charge is deducted to compensate AVLIC for the cost of distributing the Policy. The cost includes agents' commissions, the printing of prospectuses and sales literature, and advertising.

The sales load portion of the cash surrender charge in any Policy Year is not necessarily related to actual distribution expenses incurred in that year. Instead, AVLIC expects to incur the majority of distribution expenses in the early Policy Years and to recover amounts to pay such expenses over the life of the Policy. AVLIC anticipates that funds generated by the sales loads will not be sufficient to cover distribution expenses. To the extent that sales and distribution expenses exceed sales loads in any year, AVLIC will pay them from its other assets or surplus in its General Account, which include amounts derived from mortality and expense risk charges and other charges made under the Policy. AVLIC believes that this distribution financing arrangement will benefit the Separate Account and the Policy Owners.

AVLIC has voluntarily lowered its maximum cash surrender charge to 9%, which amount will be charged on Surrenders during Policy Years one, two and three. The Policy provides that cash surrender charges may equal, respectively, 11.5%, 10.5% and 9.5% for the first three years. Thereafter, the cash surrender charge grades to 8.5% in year four, 7% in year five, 5% in year six, 2% in year seven and 0% after the seventh year. The charge allowed by the Policy is based on a 9% sales load and a 2.5% charge for premium tax. The sales load and premium tax components of the cash surrender charge grade down proportionately. There is no cash surrender charge assessed upon decreases in the Specified Amount of the Policy or partial withdrawals of Cash Value. There is no additional cash surrender charge attributable to payments made after the first Policy Year. Because the cash surrender charge may be significant upon early Surrender, prospective Policy Owners should purchase a Policy only if they do not intend to Surrender the Policy for a substantial period.



                                      LIFE

PARTIAL WITHDRAWAL CHARGE
A charge will be imposed for each partial withdrawal to compensate AVLIC for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required by reason of the partial withdrawal. The charge will be deducted from the amount of the withdrawal. The current charge made will be the lesser of 2% of the amount withdrawn or $25. This charge is guaranteed not to be more than the lesser of $50 or 2% of the amount withdrawn. AVLIC does not expect to make any profit from the partial withdrawal charge.


TRANSFER CHARGE
A transfer charge of $10.00 may be imposed for each additional transfer among the Subaccounts or the Fixed Account after fifteen per Policy Year to compensate AVLIC for the costs of effecting the transfer. Since the charge reimburses AVLIC for the cost of effecting the transfer only, it does not expect to make any profit from the transfer charge. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policy Owner is invested. The transfer charge will not be imposed on transfers that occur as a result of Policy loans or the exercise of exchange rights. The amount of the transfer charge is guaranteed not to be increased.

GENERAL PROVISIONS

THE CONTRACT. The Policy, the application, any supplemental applications, and any amendments or endorsements make up the entire contract. Any changes must be made in writing and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. The rights and benefits under the Policy are summarized in this prospectus. The Policy itself is what controls the rights and benefits. A copy of the Policy is available upon request from AVLIC.

CONTROL OF POLICY. The Policy Owner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable Beneficiary and any assignee of record, all rights, options, and privileges belong to the Policy Owner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last Policy Owner to die.

BENEFICIARY. The Policy Owner may name both primary and contingent Beneficiaries in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the Policy Owner; otherwise to the estate of the owner.

CHANGE OF BENEFICIARY. The Policy Owner may change the Beneficiary by written request at any time during the Insured's lifetime unless otherwise provided in the previous designation of Beneficiary. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded.

CHANGE IN POLICY OWNER OR ASSIGNMENT. In order to change the owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. A collateral assignment is not a change of ownership.

PAYMENT OF PROCEEDS. The proceeds are subject first to any indebtedness to AVLIC and then to the interest of any assignee of record. The balance of any Death Benefit Proceeds shall be paid in one sum to the designated Beneficiary unless an optional method of payment is selected. If no beneficiary survives the Insured, the proceeds shall be paid in one sum to the Policy Owner, if living; otherwise to any successor-owner, if living; otherwise to the Policy Owner's estate. Any proceeds payable on the Maturity Date or upon full Surrender shall be paid in one sum unless an optional method of payment is elected.

INCONTESTABILITY. The Policy is incontestable after it has been in force for two years from the Policy Date during the lifetime of the Insured. However, this two-year provision shall not apply to riders that provide disability or



                                      LIFE
accidental Death Benefits. Any reinstatement of a Policy shall be incontestable only after having been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

MISSTATEMENT OF AGE, SEX, OR SMOKING. If the age, sex, or smoking habits of the Insured have been misstated, the amount of the Death Benefit and Cash Values under the Policy will be adjusted. The Death Benefit will be adjusted in proportion to the correct and incorrect cost of insurance rates. The adjustment in the Cash Value will be the difference between the cost of insurance deductions that were made and those that should have been made.

SUICIDE. Suicide within two years of the Policy Date is not covered by the Policy, unless otherwise provided by state law. If the Insured, while sane or insane, commits suicide within two years after the Policy Date, AVLIC will pay only the premiums received, less any partial withdrawals and any Outstanding Policy Debt. The laws of Missouri provide that death by suicide at any time is covered by the Policy, and further, that suicide by an insane person is not a defense to the payment of Accidental Death Benefits unless the insane person intended suicide when the Insured applied for the Policy.

POSTPONEMENT OF PAYMENTS. Payment of any amount upon complete surrender, partial withdrawal, Policy loans, benefits payable at death or maturity, and transfers may be postponed whenever:

     (1) The New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;
     (2) The Commission by order permits postponement for the protection of Policy Owners;
     (3) An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or,
     (4) Surrenders or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request. Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policy Owner's bank.

REPORTS AND RECORDS. AVLIC will maintain all records relating to the Separate Account and will mail to the Policy Owner, at the last known address of record, within 30 days after each Policy anniversary, an annual report which shows the current Cash Value, Cash Surrender Value, Death Benefit, premiums paid, Outstanding Policy Debt and other information. Quarterly statements are also mailed detailing Policy activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program, or payment made by automatic bank draft or salary reduction arrangement), the Policy Owner may receive confirmation of such transactions in their quarterly statements. The Policy Owner should review the information in these statements carefully. All errors or corrections must be reported to AVLIC immediately to assure proper crediting to the Policy. AVLIC will assume all transactions are accurately reported on quarterly statements unless AVLIC is otherwise notified within 30 days after receipt of the statement. The Policy Owner will also be sent a periodic report for the Funds and a list of the portfolio securities held in each portfolio of the Funds.

ADDITIONAL INSURANCE BENEFITS (RIDERS). Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. All riders are not available in all states.

     ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (LIVING BENEFIT RIDER). Upon satisfactory proof of terminal illness and after the two-year contestable period (no waiting period in certain states), AVLIC will accelerate the payment of up to 50% of the lowest scheduled Death Benefit as provided by eligible coverage, less an amount up to two guideline level premiums.
     Future premium allocations after the payment of the benefit must be allocated to the Fixed Account. Payment will not be made for amounts less than $4,000 or more than $250,000 on all policies issued by AVLIC or its affiliates.

     AVLIC may charge the lesser of 2% of the benefit or $50 as a withdrawal charge to cover the costs of administration.

     Satisfactory proof of terminal illness must include a written statement from a licensed physician who is not related to the Insured or the Policy Owner stating that the Insured has a non-correctable medical condition that,



                                      LIFE
     with a reasonable degree of medical certainty, will result in the death of the Insured in less than 12 months (6 months in certain states) from the physician's statement. Further, the condition must first be diagnosed while the Policy was in force.

     The accelerated benefit first will be used to repay any outstanding Policy loans and unpaid loan interest, and will also affect future loans, partial withdrawals, and Surrenders. The accelerated benefit will be treated as a lien against the Death Benefit Policy value and will thus reduce the proceeds payable on the death of the Insured.

     There is no extra premium for this rider. This rider is not available in all states.

     EXTENDED MATURITY RIDER. This rider may be elected by submitting a written request to AVLIC during the 90 days prior to Maturity Date. If elected, as long as the Cash Surrender Value is greater than zero, the Policy may remain in force for purposes of providing a benefit at the time of the Insured's death. Once this rider becomes effective, no further premium payments will be accepted, and no monthly charges will be made for cost of insurance, riders or flat extra rating. All other Policy provisions not specifically noted herein will remain in effect while the Policy continues in force. Interest on Policy loans will continue to accrue and become part of the Outstanding Policy Debt. This rider does not extend the original Maturity Date for purposes of determining benefits under any other riders. Death Benefit Proceeds are payable to the beneficiary.

     There is no extra premium for this rider. This rider is not available in all states.

     The Internal Revenue Service has not issued a ruling regarding the tax consequences of this rider. The Policy may be subject to certain adverse tax consequences when continued beyond the Maturity Date. Due to the lack of specific guidance by the Internal Revenue Service on this issue, the result is not certain. If the Policy is not treated as a life insurance contract for federal income tax purposes after the original scheduled Maturity Date, among other things, the Death Benefit may be taxable to the recipient. The Policy Owner should consult a qualified tax advisor regarding the possible adverse tax consequences resulting from extension of the original scheduled Maturity Date.

DISTRIBUTION OF THE POLICIES


Ameritas Investment Corp. ("AIC"), a wholly owned subsidiary of AMAL Corporation and an affiliated company of AVLIC, will act as the principal underwriter of the Policies, pursuant to an Underwriting Agreement between itself and AVLIC. AIC was organized under the laws of the State of Nebraska on December 29, 1983, and is a registered broker/dealer pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. In 2000, AIC received gross variable universal life compensation of $14,274,305 and retained $445,960 in underwriting fees, and $2,967 in brokerage commissions on AVLIC's variable universal life policies.

AIC offers its clients a wide variety of financial products and services and has the ability to execute stock and bond transactions on a number of national exchanges. AIC also serves as principal underwriter for AVLIC's variable annuities, and for variable life and variable annuity products issued by Ameritas Life and First Ameritas Life Insurance Corp. of New York. AIC is the underwriter for the Ameritas Portfolios, and also serves as its investment adviser. It also has executed selling agreements with a variety of mutual funds, unit investment trusts and direct participation programs.


The Policies are sold by individuals who are registered representatives of AIC and who are licensed as life insurance agents for AVLIC. In addition, AIC has entered into agreements with other registered broker/dealers to permit their registered representatives to sell the Policies subject to applicable law.

Registered representatives who sell the Policy will receive commissions based upon a commission schedule. After issuance of the Policy, commissions paid by AVLIC to broker-dealers may vary, but are not expected to exceed 5% of premiums paid in the first Policy Year. Further, registered representatives who meet certain production standards may receive additional compensation and managers receive override commission with respect to the policies.



                                      LIFE

AVLIC may reduce or waive the sales charge and/or other charges on any Policy sold to directors, officers or employees of AVLIC or any of its affiliates, employees and registered representatives of any broker-dealer that has entered into a sales agreement with AVLIC or AIC and the spouses or children of the above persons. In no event will any such reduction or waiver be permitted where it would be unfairly discriminatory to any person.


FEDERAL TAX MATTERS


The following discussion provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. No attempt has been made to consider in detail any applicable state or other tax laws except premium taxes. (See discussion in the section on Premium Charge.) You should consult with your counsel or other tax advisor for more complete information before a Policy is purchased. AVLIC makes no representation as to the likelihood of the continuation of present federal income tax laws nor of the interpretations by the Internal Revenue Service. Federal tax laws are subject to change and thus tax consequences to the Insured, Policy Owner or Beneficiary may be altered.

(1) TAXATION OF AVLIC. AVLIC is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended from time to time, (the "Code"). At this time, since the Separate Account is not an entity separate from AVLIC, and its operations form a part of AVLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code.


     Net investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Death Benefit and Cash Value of the Policy. As a result, such net investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. AVLIC believes that the Separate Account net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under the Policy.

     AVLIC does not currently expect to incur any federal income tax liability attributable to the Separate Account with respect to the sale of the Policies. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. If, however, AVLIC determines that it may incur such taxes attributable to the Separate Account, it may assess a charge for such taxes against the Separate Account.

     AVLIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made) in various states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes attributable to the Separate Account, if any, may be assessed against the Separate Account.

(2) MODIFIED ENDOWMENT CONTRACT. The Code Section 7702A states that a Policy becomes a "modified endowment contract" if it does not meet a 7-pay premium test described in the section. Because this Policy is designed to operate generally as a single premium contract, it does not meet that test. While gains remaining in the Policy continue to be tax deferred, distributions such as partial or full Surrenders, assignments, Policy pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. All modified endowment policies issued by AVLIC to the same Policy Owner in any 12 month period are treated as one modified endowment contract for purposes of determining taxable gain under Section 72(e) of the Code. Any life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract.


(3) TAX PENALTY ON EARLY WITHDRAWALS. A 10% penalty tax also applies to the taxable portion of any distribution made prior to the taxpayer attaining age 59 1/2. The 10% penalty tax does not apply if the distribution is made because the taxpayer is disabled as defined under the code or if the distribution is paid out in the form of a life annuity on the life of the taxpayer or the joint lives of the taxpayer and Beneficiary.


(4) TAX STATUS OF THE POLICY. The Code Section 7702 also includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and



                                      LIFE
     the relationship of the Cash Value to the Death Benefit. AVLIC believes that the Policy meets the statutory definition of a life insurance contract. If the Death Benefit of a Policy is changed, the applicable definitional limitations may change. In the case of a decrease in the Death Benefit, a partial withdrawal, a change in Death Benefit option, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policy Owners in order for the Policy to continue complying with the Section 7702 definitional limitations on premiums and cash values, the Policy Owner must include in ordinary income (to the extent of any gain in the Policy) certain amounts prescribed in Section 7702 which are so distributed.

     The Code Section 817(h) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. If the Policy is not treated as life insurance because it fails the diversification requirements, the Policy Owner is then subject to federal income tax on gain in the Policy as it is earned. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in regulations published in the Federal Register on March 2, 1989, which affect how the Funds' assets may be invested.

     While AIC and CAMCO, AVLIC affiliates, are the advisers to certain of the portfolios, AVLIC does not have control over any of the Funds or their investments. However, AVLIC believes that the Funds will be operated in compliance with the diversification requirements of the Code. Thus, AVLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.

     In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Company reserves the right to modify the Policy as necessary to prevent the Policy Owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.


The following discussion assumes that the Policy qualifies as a life insurance contract for federal tax purposes.


(5) TAX TREATMENT OF POLICY PROCEEDS. AVLIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, AVLIC believes that the Death Benefit payable prior to the original Maturity Date under either Death Benefit option under the Policy will generally be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code, and the Policy Owner will not be deemed to be in constructive receipt of the cash value under the Policy until its actual Surrender. However, there are certain exceptions to the general rule that death benefit proceeds are non-taxable. Federal, state and local tax consequences of ownership of or receipt of proceeds under a Policy depends on the circumstances of each Policy Owner and Beneficiary.

     However, in the event of certain cash distributions under the Policy resulting from any change which reduces future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy). (See the previous discussion on Tax Status of the Policy.)

     AVLIC also believes that loans received under a Policy will be treated as debt of the Policy Owner and that part of any loan under a Policy will constitute income to the Policy Owner so long as the Policy remains in force, unless the Policy becomes a modified endowment contract. (See previous discussion on Modified Endowment Contract.) Should the Policy lapse while Policy loans are outstanding the portion of the loans attributable to earnings will become taxable.

     Loans received from a modified endowment contract will be considered distributions to the extent of any gain under the Policy. Generally, interest paid on any loan under a Policy owned by an individual will not be tax deductible.



                                      LIFE

     Except for Policies with respect to a limited number of key persons of an employer (both terms are as defined in the Internal Revenue Code), and subject to applicable interest rate caps and debt limits, the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") generally repealed the deduction for interest paid or accrued after October 13, 1995 on loans from corporate owned life insurance Policies on the lives of individuals who are or were officers, employees or persons financially interested in the taxpayer's trade or business. Certain transitional rules for then existing debt are included in HIPAA. The transitional rules included a phase-out of the deduction for debt incurred (1) before January 1, 1996, or (2) before January 1, 1997, for Policies entered into in 1994 or 1995. The phase-out of the interest expense deduction occurred over a transition period between October 13, 1995 and January 1, 1999. There is also a special rule for pre-June 21, 1986 Policies. The Taxpayer Relief Act of 1997 ("TRA '97"), further expanded the interest deduction disallowance for businesses by providing, with respect to policies issued after June 8, 1997, that no deduction is allowed for interest paid or accrued on any debt with respect to life insurance covering the life of any individual (except as noted above under pre-`97 law with respect to key persons and pre-June 21, 1986 policies). Any material change in a policy (including a material increase in the death benefit) may cause the policy to be treated as a new policy for purposes of this rule. TRA '97 also provides that no deduction is permissible for premiums paid on a life insurance policy if the taxpayer is directly or indirectly a beneficiary under the policy. Also under TRA '97 and subject to certain exceptions, for contracts issued after June 8, 1997, no deduction is allowed for that portion of a taxpayer's interest expense that is allocable to unborrowed policy cash values. This disallowance generally does not apply to policies owned by natural persons. Also, as a general rule, no deduction is allowed for any amount paid or accrued on indebtedness incurred or continued to purchase or carry a business owned single premium life insurance policy. Policy Owners should consult a competent tax advisor concerning the tax implications of these changes for their Policies.


     The right to exchange the Policy for a non-variable life insurance policy (see the section on Exchange Privilege), the right to change Policy Owners (see the section on General Provisions) and the provision for partial withdrawals (see the section on Surrenders) may have tax consequences depending on the circumstances of such exchange, change, or withdrawal. Upon complete Surrender or when benefits are paid at maturity, if the amount received plus any Outstanding Policy Debt exceeds the total premiums paid that are not treated as previously withdrawn by the Policy Owner, the excess generally will be taxed as ordinary income.

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on applicable law and the circumstances of each Policy Owner or beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Internal Revenue Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply. Further, the tax consequences of using the Policy in nonqualified plan arrangements may vary depending on the particular facts and circumstances of the arrangement. The advice of competent counsel should be sought in connection with the use of life insurance in a qualified or nonqualified plan.


YOU SHOULD CONSULT A QUALIFIED TAX AND/OR LEGAL ADVISOR TO OBTAIN COMPLETE INFORMATION ON HOW FEDERAL, STATE AND LOCAL TAX CONSIDERATION APPLY TO YOUR TAX SITUATION.


SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

AVLIC holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. AVLIC maintains records of all purchases and redemptions of Fund shares by each of the Subaccounts.

THIRD PARTY SERVICES

AVLIC is aware that certain third parties are offering investment advisory, asset allocation, money management and timing services in connection with the contracts. AVLIC does not engage any such third parties to offer such services of any type. In certain cases, AVLIC has agreed to honor transfer instructions from such services where it



                                      LIFE
has received powers of attorney, in a form acceptable to it, from the Policy Owners participating in the service. Firms or persons offering such services do so independently from any agency relationship they may have with AVLIC for the sale of contracts. AVLIC takes no responsibility for the investment allocations and transfers transacted on a Policy Owner's behalf by such third parties or any investment allocation recommendations made by such parties. Policy Owners should be aware that fees paid for such services are separate and in addition to fees paid under the contracts.

VOTING RIGHTS

All of the assets held in the Subaccounts of the Separate Account will be invested in shares of the corresponding portfolios of the Funds. AVLIC is the legal holder of those shares and as such has the right to vote to elect the Board of Directors of the Funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholder meeting. To the extent required by law, AVLIC will vote all shares of the Funds held in the Separate Account at regular and special shareholder meetings of the Funds in accordance with instructions received from Policy Owners. The number of votes for which each Policy Owner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the Funds. AVLIC will furnish Policy Owners with the proper forms, materials and reports to enable them to give it these instructions.

The number of Fund shares in a Subaccount for which instructions may be given by a Policy Owner is determined by dividing the Policy's Cash Value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund. Fractional shares will be counted. Fund shares held in each Subaccount for which no timely instructions from Policy Owners are received and Fund shares held in each Subaccount which do not support Policy Owner interests will be voted by AVLIC in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, AVLIC may elect to vote shares of the Funds in its own right.

Matters on which Policy Owners may give voting instructions include the following:
     (1)  Election of the Board of Directors of the Fund;
     (2)  Ratification of the independent accountant of the Fund;
     (3) Approval of the Investment Advisory Agreement for the Portfolio(s) of the Fund corresponding to the Policy Owner's selected Subaccount; and
     (4) Any change in the fundamental investment policies of the Portfolio(s) corresponding to the Policy Owner's selected Subaccount(s).

DISREGARD OF VOTING INSTRUCTIONS. AVLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Funds' portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Funds. In addition, AVLIC itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for a Fund, if AVLIC reasonably disapproves those changes in accordance with applicable federal regulations. If AVLIC does disregard voting instructions, it will advise Policy Owners of that action and its reasons for the action in the next annual report or proxy statement to Policy Owners.

STATE REGULATION OF AVLIC

AVLIC, a stock life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of AVLIC and the Separate Account as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of AVLIC and the Separate Account.

In addition, AVLIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The policies offered by the prospectus are available in the various states as approved.



                                      LIFE

Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC

This list shows name and position(s) with AVLIC followed by the principal occupations for the last five years. Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD, AND CHIEF EXECUTIVE OFFICER* Director, Chairman of the Board, and Chief Executive Officer: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.

WILLIAM J. ATHERTON, DIRECTOR, PRESIDENT, AND CHIEF OPERATING OFFICER*
Director: AMAL Corporation; President: North American Security Life Insurance Company; also served as officer and/or director of other subsidiaries and/or affiliates of North American.

KENNETH C. LOUIS, DIRECTOR, EXECUTIVE VICE PRESIDENT*
Director, President and Chief Operating Officer: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.


GARY R. MCPHAIL, DIRECTOR, EXECUTIVE VICE PRESIDENT**
Director, President, and Chief Executive Officer: AmerUs Life***; also serves as officer and/or director of other subsidiaries and/or affiliates of AmerUs Life; Executive Vice President - Marketing and Individual Operations: New York Life Insurance Company.


ROBERT C. BARTH, CONTROLLER*
Vice President and Controller: Ameritas Life.

BRIAN J. CLARK, VICE PRESIDENT - FIXED ANNUITY PRODUCT DEVELOPMENT** Senior Vice President - Product Management: AmerUs Life***.

MICHAEL G. FRAIZER, DIRECTOR**
Controller: AmerUs Life***; also serves as director of an affiliate of AVLIC.


RAYMOND M. GILBERTSON, VICE PRESIDENT - CORPORATE COMPLIANCE*
Vice President, Corporate Compliance: Ameritas Life; also serves as officer of other subsidiaries and/or affiliates of Ameritas Life.


THOMAS C. GODLASKY, DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF INVESTMENT
OFFICER**
Executive Vice President and Chief Investment Officer: AmerUs Life Holdings, Inc.; Executive Vice President and Chief Investment Officer: AmerUs Life***; Manager - Fixed Income and Derivatives Department: Providian Corporation; also serves as director of an affiliate of AVLIC; also serves as officer and/or director of other affiliates of AmerUs Life.

JOSEPH K. HAGGERTY, ASSISTANT GENERAL COUNSEL**
Senior Vice President and General Counsel: AmerUs Life Holdings, Inc.; Senior Vice President and General Counsel: AmerUs Life***; Senior Vice President, Deputy General Counsel: I.C.H. Corporation; also serves as an officer to an affiliate of AVLIC, and served as officer and/or director of other subsidiaries and/or affiliates of I.C.H. Corporation; also serves as officer of other affiliates of AmerUs Life.

SANDRA K. HOLMES, VICE PRESIDENT-FIXED ANNUITY CUSTOMER SERVICE**
Senior Vice President: AmerUs Life***.



                                      LIFE

ROBERT G. LANGE, ASSISTANT SECRETARY*
Vice President and General Counsel - Insurance and Assistant Secretary: Ameritas Life; also serves as officer of other subsidiaries and/or affiliates of Ameritas Life; Director: Nebraska Department of Insurance.

CYNTHIA J. LAVELLE, VICE PRESIDENT--PRODUCT, OPERATIONS AND TECHNOLOGY* Assistant Vice President - Variable Operations: Ameritas Life.

WILLIAM W. LESTER, TREASURER*
Senior Vice President - Investments and Treasurer: Ameritas Life; also serves as officer of affiliates of Ameritas Life.

JOANN M. MARTIN, DIRECTOR, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER*
Senior Vice President and Chief Financial Officer: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.

SHIELA SANDY, ASSISTANT SECRETARY**
Manager Annuity Services: AmerUs Life***.


THOMAS N. SIMPSON, SENIOR VICE PRESIDENT AND NATIONAL SALES MANAGER*
Senior Vice President and National Sales Manager: Lincoln Benefit Life Insurance Company; Senior Vice President: Allstate Financial Services; Senior Vice President and National Sales Manager: First Variable Life Insurance Company.


DONALD R. STADING, SECRETARY AND GENERAL COUNSEL*
Senior Vice President, Secretary and Corporate General Counsel: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.

KEVIN WAGONER, ASSISTANT TREASURER**
Director Investment Accounting: AmerUs Life***; Senior Financial Analyst: Target Stores.

*        Principal business address:  Ameritas Variable Life Insurance Company
                                      5900 "O" Street
                                      Lincoln, Nebraska 68510

**       Principal business address:  AmerUs Life Insurance Company
                                      611 Fifth Avenue
                                      Des Moines, Iowa 50309

*** Central Life Assurance Company merged with American Mutual Life Insurance Company on December 31, 1994. Central Life Assurance Company was the survivor of the merger. Contemporaneous with the merger, Central Life Assurance Company changed its name to American Mutual Life Insurance Company. (American Mutual Life Insurance Company changed its name to AmerUs Life Insurance Company on July 1, 1996.)

LEGAL MATTERS

All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and AVLIC's right to issue the Policy under Nebraska Insurance Law, have been passed upon by Donald R. Stading, Secretary and General Counsel of AVLIC.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account. AIC is not involved in any litigation that is of material importance in relation to its ability to perform under its underwriting agreement.



                                      LIFE

EXPERTS


The financial statements of AVLIC as of December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, and the financial statements of the subaccounts of the Separate Account as of December 31, 2000, and for each of the three years in the period then ended, included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


Actuarial matters included in this prospectus have been examined by Russell J. Wiltgen, Vice President - Individual Product Management of Ameritas Life Insurance Corp., as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, AVLIC and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The financial statements of AVLIC which are included in this Prospectus should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.



                                      LIFE

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

We have audited the accompanying statement of net assets of each of the subaccounts of Ameritas Variable Life Insurance Company Separate Account V, (comprising, respectively, the Equity-Income Portfolio Initial Class,
Equity-Income Portfolio Service Class (commenced November 2, 1999), Growth Portfolio Initial Class, Growth Portfolio Service Class (commenced November 2,
1999), High Income Portfolio Initial Class, High Income Portfolio Service Class (commenced January 25, 2000), Overseas Portfolio Initial Class, Overseas Portfolio Service Class (commenced December 7, 1999), Asset Manager Portfolio Initial Class, Asset Manager Portfolio Service Class (commenced November 29,
1999), Investment Grade Bond Portfolio Initial Class, Contrafund Portfolio Initial Class, Contrafund Portfolio Service Class (commenced November 29, 1999), Asset Manager Growth Portfolio Initial Class, and Asset Manager Growth Portfolio Service Class (Commenced February 2, 2000) of the Fidelity Variable Insurance Products; the Balanced Portfolio, and Leveraged Allcap Portfolio of the Alger American Fund; the Global Governments Series Portfolio, Utilities Series Portfolio, and New Discovery Series Portfolio (commenced November 12, 1999) of the MFS Variable Insurance Trust; the Asian Equity Portfolio, Emerging Markets Equity Portfolio, Global Equity Portfolio, International Magnum Portfolio, and U.S. Real Estate Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc.; the Ameritas Emerging Growth Portfolio (commenced October 29, 1999), Ameritas Growth Portfolio (commenced October 29, 1999), Ameritas Growth with Income Portfolio (commenced October 29, 1999), Ameritas Income and Growth Portfolio (commenced October 29, 1999), Ameritas Index 500 Portfolio (commenced October 29, 1999), Ameritas MidCap Growth Portfolio (commenced October 29,
1999), Ameritas Money Market Portfolio (commenced October 28, 1999), Ameritas Research Portfolio (commenced October 29, 1999), and Ameritas Small Capitalization Portfolio (commenced October 29, 1999) of the Calvert Variable Series, Inc., Ameritas Portfolios; and the Social Balanced Portfolio (commenced May 8, 2000), Social International Equity Portfolio (commenced July 20, 2000), Social Mid Cap Growth Portfolio (commenced June 13, 2000), and Social Small Cap Portfolio (commenced June 13, 2000) of the Calvert Variable Series, Inc.) as of December 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Ameritas Variable Life Insurance Company Separate Account V as of December 31, 2000, and the results of their operations and changes in net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/Deloitte & Touche LLP

Lincoln, Nebraska
February 9, 2001

                                     F-I-1

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000

ASSETS
INVESTMENTS AT NET ASSET VALUE:

 Fidelity Variable Insurance Products:
 -------------------------------------
   Equity-Income Portfolio Initial Class (Equity Income I-Class) -
     1,228,959.614 shares at $25.52 per share (cost $22,031,167)     $31,363,051
   Equity-Income Portfolio Service Class (Equity Income S-Class) -
     2,290.479 shares at $25.45 per share (cost $55,180)                  58,294
   Growth Portfolio Initial Class (Growth I-Class) -
     1,371,717.473 shares at $43.65 per share (cost $40,579,590)      59,875,468
   Growth Portfolio Service Class (Growth S-Class) -
     5,157.149 shares at $43.50 per share (cost $252,552)                224,338
   High Income Portfolio Initial Class (High Income I-Class) -
     651,920.140 shares at $8.18 per share (cost $6,987,903)           5,332,705
   High Income Portfolio Service Class (High Income S-Class) -
     4,368.823 shares at $8.15 per share (cost $40,910)                   35,606
   Overseas Portfolio Initial Class (Overseas I-Class) -
     806,547.080 shares at $19.99 per share (cost $12,712,062)        16,122,876
   Overseas Portfolio Service Class (Overseas S-Class) -
     5,465.360 shares at $19.94 per share (cost $115,568)                108,979
   Asset Manager Portfolio Initial Class (Asset Manager I-Class) -
     1,786,975.670 shares at $16.00 per share (cost $25,306,812)      28,591,610
   Asset Manager Portfolio Service Class (Asset Manager S-Class) -
     6,152.230 shares at $15.91 per share (cost $102,255)                 97,882
   Investment Grade Bond Portfolio Initial Class (Investment Grade
   Bond I-Class) -
     409,190.418 shares at $12.59 per share (cost $4,912,363)          5,151,706
   Contrafund Portfolio Initial Class (Contrafund I-Class)  -
     909,858.790 shares at $23.74 per share (cost $18,869,249)        21,600,050
   Contrafund Portfolio Service Class (Contrafund S-Class) -
      8,111.810 shares at $23.67 per share (cost $202,582)               192,007
   Asset Manager Growth Portfolio Initial Class (Asset Manager Growth
   I-Class) -
     256,137.850 shares at $14.41 per share (cost $3,801,941)          3,690,948
   Asset Manager Growth Portfolio Service Class (Asset Manager Growth
   S-Class) -
     274.322 shares at $14.31 per share (cost $4,444)                      3,926
 Alger American Fund:
 --------------------
   Balanced Portfolio (Balanced) -
     470,671.375 shares at $13.77 per share (cost $6,027,203)          6,481,144
   Leveraged Allcap Portfolio (Leveraged Allcap) -
     517,026.421 shares at $38.80 per share (cost $20,199,635)        20,060,625


                                      F-I-2

                          AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                     SEPARATE ACCOUNT V
                                  STATEMENT OF NET ASSETS
                                     DECEMBER 31, 2000

ASSETS, CONTINUED

 MFS Variable Insurance Trust:
 -----------------------------
      Global Governments Series Portfolio (Global Govern. Series) -
        86,347.331 shares at $10.01 per share (cost $860,442)        $   864,337
      Utilities Series Portfolio (Utilities Series) -
        320,716.717 shares at $23.57 per share (cost $6,168,396)       7,559,293
      New Discovery Series Portfolio (New Discovery Series) -
        258,776.986 shares at $16.61 per share (cost $4,727,045)       4,298,286
 Morgan Stanley Dean Witter Universal Funds, Inc.:
 --------------------------------------------------
      Asian Equity Portfolio (Asian Equity) -
        165,300.911 shares at $3.96 per share (cost $1,020,152)          654,591
      Emerging Markets Equity Portfolio (Emerging Markets Equity)  -
        278,171.801 shares at $7.09 per share (cost $2,927,257)        1,972,241
      Global Equity Portfolio (Global Equity) -
        247,604.515 shares at $13.19 per share (cost $3,099,554)       3,265,905
      International Magnum Portfolio (International Magnum) -
        170,554.015 shares at $11.78 per share (cost $2,023,304)       2,009,126
      U.S. Real Estate Portfolio (U.S. Real Estate) -
        137,055.163 shares at $11.51 per share (cost $1,483,318)       1,577,505
 Calvert Variable Series, Inc., Ameritas Portfolios:
 ---------------------------------------------------
      Ameritas Emerging Growth Portfolio (Emerging Growth) -
        716,218.221 shares at $29.75 per share (cost $19,499,694)     21,307,492
      Ameritas Growth Portfolio (Growth) -
        620,885.487 shares at $54.86 per share (cost $35,244,203)     34,061,777
      Ameritas Growth with Income Portfolio (Growth with Income) -
      207,310.697 shares at $21.08 per share (cost $4,227,012)         4,370,109
      Ameritas Income and Growth Portfolio (Income and Growth) -
        842,706.978 shares at $16.66 per share (cost $12,432,973)     14,039,498
      Ameritas Index 500 Portfolio (Index 500) -
        199,830.135 shares at $148.66 per share (cost $31,102,642)    29,706,747
      Ameritas MidCap Growth Portfolio (MidCap Growth) -
        660,864.340 shares at $34.56 per share (cost $19,050,034)     22,839,471
      Ameritas Money Market Portfolio (Money Market) -
        16,478,649.472 shares at $1.00 per share (cost $16,478,649)   16,478,648
      Ameritas Research Portfolio (Research) -
        234,565.944 shares at $21.25 per share (cost $4,880,840)       4,984,525
      Ameritas Small Capitalization Portfolio (Small Cap) -
        585,679.198 shares at $40.42 per share (cost $25,876,645)     23,673,154

                                      F-I-3

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000

ASSETS,
CONTINUED
  Calvert Variable Series, Inc.:
  ------------------------------
    Social Balanced Portfolio
    (Balanced) -
      26,522.271 shares at $2.002 per share (cost $57,928)         $      53,096
    Social International Equity Portfolio (International Equity) -
      2,761.939 shares at $19.37 per share (cost $60,812)                 53,499
    Social Mid Cap Growth Portfolio (Mid Cap Growth) -
      25,518.558 shares at $31.03 per share (cost $888,270)              791,840
    Social Small Cap Portfolio
    (Small Cap) -
      25,581.065 shares at $13.58 per share (cost $352,262)              347,390
                                                                      ----------

  NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                    $393,899,745
                                                                    ============






The accompanying notes are an integral part of these financial statements.



                                      F-I-4


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                        FIDELITY VARIABLE INSURANCE
                                                                  PRODUCTS
                                                     -----------------------------------
                                                        EQUITY     EQUITY
                                                        INCOME     INCOME       GROWTH
                                                        I-CLASS   S-CLASS (1)   I-CLASS
                                                     ------------ ----------  ----------
                        2000
                        ----
INVESTMENT INCOME:
 Dividend distributions received                     $   506,497 $       22 $    73,209
 Mortality and expense risk charge                      (268,108)      (171)   (614,792)
                                                       ---------- ----------  ----------
NET INVESTMENT INCOME(LOSS)                              238,389       (149)   (541,583)
                                                       ---------- ----------  ----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                       1,908,198         86   7,284,267
 Net change in unrealized
 appreciation (depreciation)                             (71,965)     3,108 (14,663,787)
                                                       ---------- ----------  ----------
NET GAIN(LOSS) ON INVESTMENTS                          1,836,233      3,194  (7,379,520)
                                                       ---------- ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            $ 2,074,622 $    3,045 $(7,921,103)
                                                       ========== ==========  ==========


                        1999
                        ----
INVESTMENT INCOME:
 Dividend distributions received                     $   438,682 $     ---- $    82,737
 Mortality and expense risk charge                      (285,410)      ----    (489,259)
                                                       ---------- ----------  ----------
NET INVESTMENT INCOME(LOSS)                              153,272       ----    (406,522)
                                                       ---------- ----------  ----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                         969,719       ----   5,202,111
 Net change in unrealized
 appreciation (depreciation)                             411,890          5  12,361,324
                                                       ---------- ----------  ----------
NET GAIN(LOSS) ON INVESTMENTS                          1,381,609          5  17,563,435
                                                       ---------- ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            $ 1,534,881 $        5 $17,156,913
                                                       ========== ==========  ==========

                        1998
                        ----
INVESTMENT INCOME:
 Dividend distributions received                     $   350,608 $     ---- $   167,972
 Mortality and expense risk charge                      (257,976)      ----    (354,109)
                                                       ---------- ----------  ----------
NET INVESTMENT INCOME(LOSS)                               92,632       ----    (186,137)
                                                       ---------- ----------  ----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                       1,247,753       ----   4,393,780
 Net change in unrealized
 appreciation (depreciation)                           1,327,445       ----   8,556,162
                                                       ---------- ----------  ----------
NET GAIN(LOSS) ON INVESTMENTS                          2,575,198       ----  12,949,942
                                                       ---------- ---------- -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            $ 2,667,830 $     ---- $12,763,805
                                                       ========== ========== ===========

(1) Commenced business 11/02/99                         (3) Commenced business 12/07/99
(2) Commenced business 01/25/00                         (4) Commenced business 11/29/99

The accompanying notes are an integral part of these financial statements.


                                      F-I-5



                            FIDELITY VARIABLE INSURANCE PRODUCTS
---------------------------------------------------------------------------------------------
                                                             ASSET      ASSET     INVESTMENT
    GROWTH      HIGH       HIGH      OVERSEAS   OVERSEAS    MANAGER    MANAGER    GRADE BOND
               INCOME     INCOME
   S-CLASS     I-CLASS   S-CLASS      I-CLASS   S-CLASS     I-CLASS    S-CLASS     I-CLASS
      (1)                  (2)                    (3)                   (4)
   ---------- ---------- ----------  ---------- ----------  ---------  ---------  -----------
$        42  $  447,960 $       32 $   273,101 $       88 $ 1,035,167 $      66 $    262,163
     (1,222)    (56,484)       (94)   (163,794)      (264)   (277,686)     (868)     (37,985)
  ----------  ---------- ----------  ---------- ----------  ---------  ---------  -----------
     (1,180)    391,476        (62)    109,307       (176)    757,481      (802)     224,178
  ----------  ---------- ----------  ---------- ----------  ---------  ---------  -----------


      4,986        ----       ----   1,719,800        571   2,438,782       158         ----
    (28,905) (1,968,512)    (5,304) (5,438,855)    (6,592) (4,674,888)   (4,381)     177,787
  ---------- ---------- ----------  ---------- ----------  ----------- ---------   ----------
    (23,919) (1,968,512)    (5,304) (3,719,055)    (6,021) (2,236,106)   (4,223)     177,787
  ---------- ---------- ----------  ---------- ----------  ----------  ---------   ----------
$   (25,099)$(1,577,036)$   (5,366)$(3,609,748) $  (6,197)$(1,478,625)  $(5,025) $   401,965
  ========== ========== ==========  ========== ==========  ==========  =========  ===========




$      ---- $   792,857 $     ---- $   226,340 $     ---- $ 1,054,568$     ---- $    178,023
         (5)    (69,467)      ----    (138,144)      ----    (290,374)     ----      (39,812)
   ------------------------------------------------------------------------------------------
         (5)    723,390       ----      88,196       ----     764,194      ----      138,211
   ------------------------------------------------------------------------------------------


       ----      29,639       ----     365,064       ----   1,335,786      ----       55,850
        690    (141,192)      ----   5,444,790          3     995,823         8     (290,852)
  ---------- ---------- ----------  ---------- ----------  ---------  ---------   -----------
        690    (111,553)      ----   5,809,854          3   2,331,609         8     (235,002)
  ---------- ---------- ----------  ---------- ----------  ---------  ---------   -----------
$       685 $   611,837 $     ---- $ 5,898,050 $        3 $ 3,095,803 $       8 $    (96,791)
  ========== ========== ==========  ========== ==========  ==========  =========  ===========




$      ---- $   558,849 $     ---- $   271,677 $     ---- $   882,316 $    ---- $    146,622
       ----     (73,002)      ----    (128,820)      ----    (271,404)     ----      (39,733)
  ---------- ---------- ----------  ---------- ----------  ----------  ---------  -----------
       ----     485,847       ----     142,857       ----     610,912      ----      106,889
  ---------- ---------- ----------  ---------- ----------  ----------  ---------  -----------


       ----     355,102       ----     800,734       ----   2,646,949      ----       17,396
       ----  (1,057,850)      ----     959,668       ----     637,938      ----      179,497
  ---------- ---------- ----------  ---------- ----------   ---------  ---------  -----------
       ----    (702,748)      ----   1,760,402       ----   3,284,887      ----      196,893
  ---------- ---------- ----------  ---------- ----------   ---------  ---------  -----------
$      ---- $  (216,901) $    ---- $ 1,903,259 $     ---- $ 3,895,799 $    ---- $    303,782
   ========= ========== ==========  ========== ==========  ==========  =========  ===========

                                      F-I-6

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                         FIDELITY VARIABLE INSURANCE PRODUCTS
                                                         ------------------------------------
                                                                           ASSET       ASSET MANAGER
                                                                           MANAGER
                                                   CONTRAFUND CONTRAFUND   GROWTH        GROWTH
                                                    I-CLASS   S-CLASS(1)   I-CLASS      S-CLASS (2)
                                                   ---------- ----------- -----------  ------------
                      2000
                      ----
INVESTMENT INCOME:
 Dividend distributions received                  $   72,121 $        69  $   87,724 $          5
 Mortality and expense risk charge                  (189,463)       (898)    (35,031)         (20)
                                                   ---------- ----------- -----------  -----------
NET INVESTMENT INCOME(LOSS)                         (117,342)       (829)     52,693          (15)
                                                   ---------- ----------- -----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                   2,617,988       2,501     355,639           19
 Net change in unrealized
 appreciation (depreciation)                      (4,225,901)    (10,757)   (961,033)        (518)
                                                   ---------- ----------- -----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                     (1,607,913)     (8,256)   (605,394)        (499)
                                                   ---------- ----------- -----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                       $(1,725,255 $    (9,085) $ (552,701) $      (514)
                                                   ========== =========== ===========  ===========


                      1999
                      ----
INVESTMENT INCOME:
 Dividend distributions received                  $   68,862 $      ---- $    80,579 $       ----
 Mortality and expense risk charge                  (148,735)       ----     (32,359)        ----
                                                   ---------- ----------- -----------  -----------
NET INVESTMENT INCOME(LOSS)                          (79,873)       ----      48,220         ----
                                                   ---------- ----------- -----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                     504,989        ----     133,643         ----
 Net change in unrealized
 appreciation (depreciation)                       3,286,645         182     333,686         ----
                                                   ---------- ----------- -----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                      3,791,634         182     467,329         ----
                                                   ---------- ----------- -----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                         $3,711,761 $       182 $   515,549 $       ----
                                                   ========== =========== ===========  ===========

                      1998
                      ----
INVESTMENT INCOME:
 Dividend distributions received                  $   56,896 $      ---- $    49,741 $       ----
 Mortality and expense risk charge                   (93,506)       ----     (25,300)        ----
NET INVESTMENT INCOME(LOSS)                          (36,610)       ----      24,441         ----
                                                   ---------- ----------- -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain distributions                     418,590        ----     232,615         ----
 Net change in unrealized
 appreciation (depreciation)                       2,407,939        ----     175,258         ----
                                                   ---------- ----------- -----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                      2,826,529        ----     407,873         ----
                                                   ---------- ----------- -----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        $2,789,919 $      ---- $   432,314 $       ----
                                                   ========== =========== ===========  ===========

(1) Commenced business 11/29/99                                      (3) Commenced business 11/12/99
(2) Commenced business 02/02/00

The accompanying notes are an integral part of these financial statements.


                                      F-I-7

                                                                MORGAN STANLEY DEAN WITTER
  ALGER AMERICAN FUND      MFS VARIABLE INSURANCE TRUST             UNIVERSAL FUNDS. INC.
------------------------ -----------------------------------  --------------------------------
                           GLOBAL                    NEW                 EMERGING
              LEVERAGED    GOVERN.     UTILITIES  DISCOVERY    ASIAN      MARKETS    GLOBAL
   BALANCED    ALLCAP      SERIES       SERIES    SERIES       EQUITY     EQUITY     EQUITY
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
$    50,804 $      ---- $     21,767 $    62,030 $     ----  $   2,330 $      ---- $   62,490
    (54,486)   (206,550)      (4,374)    (55,188)   (21,353)    (7,991)    (20,559)   (23,717)
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
     (3,682)   (206,550)      17,393       6,842    (21,353)    (5,661)    (20,559)    38,773
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------


    484,561   2,368,184         ----     467,624     39,123    215,431     330,498    200,225
   (773,395) (8,755,596)       6,631    (121,911)  (436,706)  (699,731) (1,509,084)    67,947
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
   (288,834) (6,387,412)       6,631     345,713   (397,583)  (484,300) (1,178,586)   268,172
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
$  (292,516)$(6,593,962 $     24,024 $   352,555 $ (418,936) $(489,961)$(1,199,145 $  306,945
   =========  ========== ============  ========== ==========  =========  ========== ==========




$    39,415 $      ---- $     21,210 $    45,844 $     ---- $    5,861 $       320 $   30,920
    (33,636)    (99,090)      (3,721)    (35,886)       (37)    (5,901)    (10,340)   (20,462)
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
      5,779     (99,090)      17,489       9,958        (37)       (40)    (10,020)    10,458
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------


    199,925     658,702         ----     230,507      1,661       ----        ----    119,961
    769,554   6,672,254      (32,288)    986,318      7,946    388,267     917,707    (47,308)
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
    969,479   7,330,956      (32,288)  1,216,825      9,607    388,267     917,707     72,653
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
$   975,258 $ 7,231,866 $    (14,799) $1,226,783 $    9,570 $  388,227 $   907,687 $   83,111
   =========  ========== ============  ========== ==========  =========  ========== ==========




$    24,247 $      ---- $      3,936  $   24,469 $     ---- $    2,129 $     4,381 $   14,013
    (16,462)    (31,317)      (3,503)    (20,971)      ----     (2,084)     (7,282)   (13,265)
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
      7,785     (31,317)         433       3,498       ----         45      (2,901)       748
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------


    107,704     147,338         ----     111,249       ----       ----        ----     12,591
    417,950   1,626,709       29,642     262,317       ----     (2,798)   (219,226)   143,561
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
    525,654   1,774,047       29,642     373,566       ----     (2,798)   (219,226)   156,152
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
$   533,439 $ 1,742,730 $     30,075  $  377,064 $     ---- $   (2,753) $ (222,127) $ 156,900
   =========  ========== ============  ========== ==========  =========  ========== ==========


                                      F-I-8


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                      MORGAN STANLEY DEAN      CALVERT VARIABLE
                                                            WITTER               SERIES, INC.
                                                     UNIVERSAL FUNDS, INC.    AMERITAS PORTFOLIOS
                                                     ---------------------- ------------------------

                                                    INTERNATIONAL  U.S.     EMERGING
                                                                   REAL
                                                      MAGNUM      ESTATE     GROWTH (1)   GROWTH (1)
                                                     ----------  ---------- ----------  ------------
                       2000
                       ----
INVESTMENT INCOME:
 Dividend distributions received                   $    14,608 $    27,333 $      ---- $     13,672
 Mortality and expense risk charge                     (16,788)     (9,678)   (213,853)    (334,112)
                                                     ----------  ----------  ----------  -----------
NET INVESTMENT INCOME(LOSS)                             (2,180)     17,655    (213,853)    (320,440)
                                                     ----------  ----------  ----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                        50,660       7,876     490,195         ----
 Net change in unrealized
 appreciation (depreciation)                          (316,308)    251,314  (5,621,575)  (6,071,447)
                                                     ----------  ----------  ----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                         (265,648)    259,190  (5,131,380)  (6,071,447)
                                                     ----------  ----------  ----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                         $  (267,828) $  276,845 $(5,345,233)$ (6,391,887)
                                                     ==========  ========== ===========  ===========

                       1999
                       ----
INVESTMENT INCOME:
 Dividend distributions received                   $    13,210 $    48,301 $      ---- $      4,570
 Mortality and expense risk charge                     (11,040)     (7,470)    (29,906)     (53,250)
                                                     ----------  ----------  ----------  -----------
NET INVESTMENT INCOME(LOSS)                              2,170      40,831     (29,906)     (48,680)
                                                     ----------  ----------  ----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                         5,512        ----        ----         ----
 Net change in unrealized
 appreciation (depreciation)                           307,353     (65,623)  7,429,373    4,889,022
                                                     ----------  ----------  ----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                          312,865     (65,623)  7,429,373    4,889,022
                                                     ----------  ----------  ----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                         $   315,035 $   (24,792) $7,399,467 $  4,840,342
                                                     ==========  ========== ===========  ===========

                       1998
                       ----
INVESTMENT INCOME:
 Dividend distributions received                   $     2,795 $    24,210 $      ---- $       ----
 Mortality and expense risk charge                      (6,689)     (6,758)       ----         ----
                                                     ----------  ---------- -----------  -----------
NET INVESTMENT INCOME(LOSS)                             (3,894)     17,452        ----         ----
                                                     ----------  ---------- -----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                         3,255       6,589        ----         ----
 Net change in unrealized
 appreciation (depreciation)                            39,545    (110,595)       ----         ----
                                                     ----------  ---------- -----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                           42,800    (104,006)       ----         ----
                                                     ----------  ---------- -----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                          $    38,906 $   (86,554) $     ---- $       ----
                                                     ==========  ========== ===========  ===========

 (1) Commenced business 10/29/99
 (2) Commenced business 10/28/99

The accompanying notes are an integral part of these financial statements.


                                      F-I-9

                           CALVERT VARIABLE SERIES, INC.
                                AMERITAS PORTFOLIOS
----------------------------------------------------------------------------------------
    GROWTH      INCOME
     WITH        AND        INDEX      MIDCAP         MONEY                    SMALL
   INCOME     GROWTH (1)   500 (1)    GROWTH         MARKET     RESEARCH       CAP (1)
      (1)                                (1)           (2)         (1)
   ---------- ----------- ----------  ----------   ----------  -----------  ------------
$     8,794 $    22,473 $    174,138 $      ---- $     969,387 $     ----  $      ----
    (33,113)   (116,969)    (266,882)   (186,833)     (142,140)   (41,635)    (270,277)
   ---------- ----------  -----------  ----------    ---------- ----------  -----------
    (24,319)    (94,496)     (92,744)   (186,833)      827,247    (41,635)    (270,277)
   ---------- ----------  -----------  ----------    ---------- ----------  -----------


      6,430     631,286      358,915     586,728          ----    116,628      155,419
    (26,240)   (674,204)  (3,590,326)  1,254,077          ----   (422,967)  (9,184,137)
   ---------- ----------  -----------  ----------    ---------- ----------  -----------
    (19,810)    (42,918)  (3,231,411)  1,840,805          ----   (306,339)  (9,028,718)
   ---------- ----------  -----------  ----------    ---------- ----------  -----------
$   (44,129) $ (137,414) $(3,324,155) $1,653,972 $     827,247 $ (347,974) $(9,298,995)
   ========== ==========  ===========  ==========    ========== ==========  ===========




$     1,856 $      ---- $     45,131 $      ----  $    167,556 $     ---- $       ----
     (5,394)    (16,266)     (44,210)    (23,079)      (42,280)    (6,148)     (45,011)
   ---------- ----------  -----------  ----------     ---------- ----------  ----------
     (3,538)    (16,266)         921     (23,079)      125,276     (6,148)     (45,011)
   ---------- ----------  -----------  ----------     ---------- ----------  ----------


       ----     330,344         ----     358,344          ----     48,862      249,625
    169,338   2,280,729    2,194,432   2,535,359          ----    526,653    6,980,645
   --------- -----------  -----------  ----------    ---------- ----------  -----------
    169,338   2,611,073    2,194,432   2,893,703          ----    575,515    7,230,270
   --------- -----------  -----------  ----------    ---------- ----------  -----------
$   165,800 $ 2,594,807  $ 2,195,353 $ 2,870,624  $    125,276 $  569,367 $  7,185,259
   ========= ===========  ===========  ==========    ========== ==========  ===========




$      ---- $      ---- $       ---- $      ---- $        ---- $     ---- $       ----
       ----        ----         ----        ----          ----       ----         ----
   --------- -----------  -----------  ----------    ---------- ----------  -----------
       ----        ----         ----        ----          ----       ----         ----
   --------- -----------  -----------  ----------    ---------- ----------  -----------


       ----        ----         ----        ----          ----       ----         ----
       ----        ----         ----        ----          ----       ----         ----
   --------- -----------  -----------  ----------    ---------- ----------  -----------
       ----        ----         ----        ----          ----       ----         ----
   --------- -----------  -----------  ----------    ---------- ----------  -----------
$      ---- $      ---- $       ---- $      ----  $       ---- $     ---- $       ----
   ========= ===========  ===========  ==========    ========== ==========  ===========


                                      F-I-10

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                                  CALVERT VARIABLE
                                                                     SERIES, INC.
                                                               INTERNATIONAL   MID CAP       SMALL
                                                    BALANCED     EQUITY (2)    GROWTH       CAP (3)
                                                       (1)                      (3)
                                                    -----------  ----------- ----------  -----------
                      2000
                      ----
INVESTMENT INCOME:
 Dividend distributions received                  $        858 $       ---- $     ---- $       ----
 Mortality and expense risk charge                        (109)        (112)    (1,484)        (445)
                                                    -----------  ----------- ----------  -----------
NET INVESTMENT INCOME(LOSS)                                749         (112)    (1,484)        (445)
                                                    -----------  ----------- ----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                         1,514        4,576     59,778       12,978
 Net change in unrealized
 appreciation (depreciation)                            (4,831)      (7,313)   (96,429)      (4,871)
                                                    -----------  ----------- ----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                           (3,317)      (2,737)   (36,651)       8,107
                                                    -----------  ----------- ----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        $     (2,568) $    (2,849) $ (38,135) $     7,662
                                                    ===========  =========== ==========  ===========

                      1999
                      ----
INVESTMENT INCOME:
 Dividend distributions received                  $       ---- $       ---- $     ---- $       ----
 Mortality and expense risk charge                        ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------
NET INVESTMENT INCOME(LOSS)                               ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON
INVESTMENTS:
 Net realized gain distributions                          ----         ----       ----         ----
 Net change in unrealized
 appreciation (depreciation)                              ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                             ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        $        ---- $       ---- $     ---- $       ----

                                                    ===========  =========== ==========  ===========

                      1998
                      ----
INVESTMENT INCOME:
 Dividend distributions received                  $       ---- $       ---- $     ---- $       ----
 Mortality and expense risk charge                        ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------
NET INVESTMENT INCOME(LOSS)                               ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                          ----         ----       ----         ----
 Net change in unrealized
 appreciation (depreciation)                              ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                             ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                         $       ---- $       ---- $     ---- $       ----
                                                    ===========  =========== ==========  ===========


 (1) Commenced business 05/08/00                       (3) Commenced business 06/13/00
 (2) Commenced business 07/20/00

The accompanying notes are an integral part of these financial statements.

                                      F-I-11

                       AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                  SEPARATE ACCOUNT V
                          STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                        FIDELITY VARIABLE INSURANCE
                                                                 PRODUCTS
                                                      --------------------------------
                                                       EQUITY      EQUITY
                                                       INCOME      INCOME     GROWTH
                                                       I-CLASS    S-CLASS     I-CLASS
                                                                     (1)
                                                      ---------- ----------  ---------
                       2000
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                        $   238,389 $     (149) $ (541,583)
 Net realized gain distributions                      1,908,198         86   7,284,267
 Net change in unrealized
 appreciation(depreciation)                             (71,965)     3,108 (14,663,787)
                                                     ----------- ---------- -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                             2,074,622      3,045  (7,921,103)

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                             (1,564,909)    54,650   1,536,177

                                                     ----------- ---------- -----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                  509,713     57,695  (6,384,926)
NET ASSETS AT JANUARY 1, 2000                        30,853,338        599  66,260,394
                                                     ----------- ---------- -----------
NET ASSETS AT DECEMBER 31, 2000                     $31,363,051 $   58,294 $59,875,468
                                                     =========== ========== ===========


                       1999
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                        $   153,272 $     ---- $  (406,522)
 Net realized gain distributions                        969,719       ----   5,202,111
 Net change in unrealized
 appreciation(depreciation)                             411,890          5  12,361,324
                                                     ---------- ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                             1,534,881          5  17,156,913

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                               (173,132)       594   2,880,969
                                                     ---------- ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                1,361,749        599  20,037,882
NET ASSETS AT JANUARY 1, 1999                        29,491,589       ----  46,222,512
                                                     ---------- ---------- -----------
NET ASSETS AT DECEMBER 31, 1999                     $30,853,338 $      599 $66,260,394
                                                     ========== ==========  ==========


                       1998
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                        $    92,632 $     ---- $  (186,137)
 Net realized gain distributions                      1,247,753       ----   4,393,780
 Net change in unrealized
 appreciation(depreciation)                           1,327,445       ----   8,556,162
                                                    ------------ ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                             2,667,830       ----  12,763,805

NET INCREASE(DECREASE) FROM POLICYOWNER
TRANSACTIONS                                          2,101,252       ----   1,105,036
                                                     ----------- ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                4,769,082       ----  13,868,841
NET ASSETS AT JANUARY 1, 1998                        24,722,507       ----  32,353,671
                                                     ----------- ---------- -----------
NET ASSETS AT DECEMBER 31, 1998                     $29,491,589 $     ---- $46,222,512
                                                     =========== ========== ===========


(1) Commenced business 11/02/99                       (3) Commenced business 12/07/99
(2) Commenced business 01/25/00                       (4) Commenced business 11/29/99

The accompanying notes are an integral part of these financial statements.


                                      F-I-12

                             FIDELITY VARIABLE INSURANCE PRODUCTS
                                                           ASSET         ASSET      INVESTMENT
   GROWTH       HIGH        HIGH      OVERSEAS   OVERSEAS   MANAGER      MANAGER    GRADE BOND
                INCOME     INCOME
  S-CLASS      I-CLASS     S-CLASS    I-CLASS    S-CLASS    I-CLASS     S-CLASS       I-CLASS
    (1)                     (2)                    (3)                    (4)
-----------  ----------  ----------  ---------  ---------- ----------  ----------  ------------
$   (1,180) $   391,476 $      (62) $  109,307 $     (176) $  757,481 $      (802) $    224,178
     4,986         ----       ----   1,719,800        571   2,438,782         158          ----
   (28,905)  (1,968,512)    (5,304) (5,438,855)    (6,592) (4,674,888)     (4,381)      177,787
-----------  ---------- ----------  ----------  ---------- -----------  ----------  ------------
   (25,099)  (1,577,036)    (5,366) (3,609,748)    (6,197) (1,478,625)     (5,025)      401,965
   229,634     (368,171)    40,972   1,600,635    115,137  (2,969,895)    102,515       970,318
-----------  ---------- ----------  ----------  ---------- -----------  ----------  ------------
   204,535   (1,945,207)    35,606  (2,009,113)   108,940  (4,448,520)     97,490     1,372,283
    19,803    7,277,912       ----  18,131,989         39  33,040,130         392     3,779,423
-----------  ----------- ---------- ----------- ---------- -----------  ----------  ------------
$  224,338 $  5,332,705 $   35,606 $16,122,876 $  108,979 $28,591,610 $    97,882 $   5,151,706
===========  =========== ========== ===========  ========== ==========  ==========  ============




$       (5) $   723,390 $     ---- $    88,196 $     ---- $   764,194 $      ---- $     138,211
      ----       29,639       ----     365,064       ----   1,335,786        ----        55,850
       690     (141,192)      ----   5,444,790          3     995,823           8      (290,852)
-----------  ----------- ----------   ---------  --------- -----------  ----------  ------------
       685      611,837       ----   5,898,050          3   3,095,803           8       (96,791)
    19,118   (1,595,898)      ----  (2,386,280)        36  (1,888,691)        384      (571,758)
-----------  ----------- ----------   ---------  --------- ----------  -----------  ------------
    19,803     (984,061)      ----   3,511,770         39   1,207,112         392      (668,549)
      ----    8,261,973       ----  14,620,219       ----  31,833,018        ----     4,447,972
-----------  ----------- ----------  ----------  --------- -----------  ----------  ------------
$   19,803 $  7,277,912 $     ---- $18,131,989 $       39 $33,040,130 $       392 $   3,779,423
===========  =========== ========== ===========  ========= ===========  ==========  ============




$     ---- $    485,847 $     ---- $   142,857 $     ---- $   610,912 $      ---- $     106,889
      ----      355,102       ----     800,734       ----   2,646,949        ----        17,396
      ----   (1,057,850)      ----     959,668       ----     637,938        ----       179,497
-----------  ----------- ----------   ---------  --------- -----------  ----------  ------------
      ----     (216,901)      ----   1,903,259       ----   3,895,799        ----       303,782
      ----      353,039       ----    (628,523)      ----     353,744        ----     1,166,836
-----------  ----------- ----------   ---------  --------- -----------  ----------  ------------
      ----      136,138       ----   1,274,736       ----   4,249,543        ----     1,470,618
      ----    8,125,835       ----  13,345,483       ----  27,583,475        ----     2,977,354
-----------  ----------- ---------- -----------  --------- -----------  ----------  ------------
$     ---- $  8,261,973 $     ---- $14,620,219 $     ---- $31,833,018 $      ---- $   4,447,972
===========  =========== ========== =========== ========== ===========  ==========  ============

                                      F-I-13

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                          FIDELITY VARIABLE INSURANCE PRODUCTS
                                                     -----------------------------------------------
                                                                             ASSET         ASSET
                                                                             MANAGER      MANAGER
                                                     CONTRAFUND CONTRAFUND    GROWTH      GROWTH
                                                     I-CLASS    S-CLASS      I-CLASS     S-CLASS (2)
                                                                  (1)
                                                     ---------  ---------  -----------  ------------
                       2000
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                       $  (117,342)$     (829) $   52,693 $        (15)
 Net realized gain distributions                     2,617,988      2,501     355,639           19
 Net change in unrealized
 appreciation(depreciation)                         (4,225,901)   (10,757)   (961,033)        (518)
                                                     ---------  ---------  -----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                           (1,725,255)    (9,085)   (552,701)        (514)

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                             2,488,867    192,382     (95,886)       4,440
                                                     ---------  ---------  -----------  -----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                 763,612    183,297    (648,587)       3,926
NET ASSETS AT JANUARY 1, 2000                       20,836,438      8,710   4,339,535         ----
                                                     ---------  ---------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2000                    $21,600,050 $  192,007 $ 3,690,948 $      3,926
                                                   ============ ========== ===========  ===========


                       1999
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                       $   (79,873) $    ---- $    48,220 $       ----
 Net realized gain distributions                       504,989       ----     133,643         ----
 Net change in unrealized
 appreciation(depreciation)                          3,286,645        182     333,686         ----
                                                     ---------- ----------  ----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            3,711,761        182     515,549         ----

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                             3,385,621      8,528     518,100         ----
                                                     ---------- ----------  ----------  -----------
TOTAL INCREASE(DECREASE) IN NET ASSETS               7,097,382      8,710   1,033,649         ----
NET ASSETS AT JANUARY 1, 1999                       13,739,056       ----   3,305,886         ----
                                                    ----------- ----------  ----------  -----------
NET ASSETS AT DECEMBER 31, 1999                    $20,836,438 $    8,710 $ 4,339,535 $       ----
                                                    ==========  ==========  ==========  ===========


                       1998
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                       $   (36,610) $    ---- $    24,441 $       ----
 Net realized gain distributions                       418,590       ----     232,615         ----
 Net change in unrealized
 appreciation(depreciation)                          2,407,939       ----     175,258         ----
                                                     ----------  ---------  ----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            2,789,919       ----     432,314         ----

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                             3,190,211       ----     582,288         ----
                                                     ----------  ---------  ----------  -----------
TOTAL INCREASE(DECREASE) IN NET ASSETS               5,980,130       ----   1,014,602         ----
NET ASSETS AT JANUARY 1, 1998                        7,758,926       ----   2,291,284         ----
                                                     ----------  ---------  ----------  -----------
NET ASSETS AT DECEMBER 31, 1998                    $13,739,056 $     ---- $ 3,305,886 $       ----
                                                    =========== ==========  ==========  ===========


(1) Commenced business 11/29/99                      (3) Commenced business 11/12/99
(2) Commenced business 02/02/00

The accompanying notes are an integral part of these financial statements.

                                      F-I-14


                                                                 MORGAN STANLEY DEAN WITTER
   ALGER AMERICAN FUND       MFS VARIABLE INSURANCE TRUST           UNIVERSAL FUNDS, INC.
   ---------------------  -----------------------------------  --------------------------------
                            GLOBAL                    NEW                 EMERGING
               LEVERAGED   GOVERN.     UTILITIES   DISCOVERY     ASIAN     MARKETS     GLOBAL
   BALANCED     ALLCAP      SERIES      SERIES     SERIES       EQUITY     EQUITY      EQUITY
                                                      (3)
-------------  ---------  -----------  ----------  ----------  ---------- ----------  ---------
$     (3,682) $ (206,550)$     17,393 $    6,842  $   (21,353) $   (5,661) $  (20,559) $  38,773
     484,561   2,368,184         ----    467,624       39,123     215,431     330,498    200,225
    (773,395) (8,755,596)       6,631   (121,911)    (436,706)   (699,731) (1,509,084)    67,947
   ----------  ----------  ----------- ----------  -----------  ----------  ---------- ----------
    (292,516) (6,593,962)      24,024    352,555     (418,936)   (489,961) (1,199,145)   306,945
   1,685,269   5,371,164      431,907  1,587,719    4,566,102      53,117     992,597    285,857
   ----------  ----------  ----------- ----------  -----------  ----------  ---------- ----------
   1,392,753  (1,222,798)     455,931  1,940,274    4,147,166    (436,844)   (206,548)   592,802
   5,088,391  21,283,423      408,406  5,619,019      151,120   1,091,435   2,178,789  2,673,103
   ---------- -----------  ----------- ----------  -----------  ----------  ---------- ----------
$  6,481,144 $20,060,625 $    864,337 $7,559,293 $  4,298,286 $   654,591  $1,972,241 $3,265,905
   ========== ===========  =========== ==========  ===========  ==========  ========== ==========



$      5,779 $   (99,090) $    17,489 $    9,958 $        (37) $      (40) $  (10,020) $  10,458
     199,925     658,702         ----    230,507        1,661        ----        ----    119,961
     769,554   6,672,254      (32,288)   986,318        7,946     388,267     917,707    (47,308)
   ----------  ---------  -----------  ----------  -----------  ----------  ----------  ---------
     975,258   7,231,866      (14,799) 1,226,783        9,570     388,227     907,687     83,111
   1,387,144   8,506,289     (138,861  1,095,173      141,550     369,208     447,470    493,021
   ----------  ---------  -----------  ----------  -----------  ----------  ----------  ---------
   2,362,402  15,738,155     (153,660) 2,321,956      151,120     757,435   1,355,157    576,132
   2,725,989   5,545,268      562,066  3,297,063         ----     334,000     823,632  2,096,971
   ----------  ---------  -----------  ----------  -----------  ----------  ----------  ---------
$  5,088,391 $21,283,423 $    408,406 $5,619,019 $    151,120 $ 1,091,435  $2,178,789 $2,673,103
   ==========  =========  ===========  ==========  ===========  ==========  ========== ==========




$      7,785 $   (31,317) $       433 $    3,498 $       ---- $        45   $  (2,901) $     748
     107,704     147,338         ----    111,249         ----        ----        ----     12,591
     417,950   1,626,709       29,642    262,317         ----      (2,798)   (219,226)   143,561
   ----------  ----------  ----------- ----------   ----------  ----------  ---------- ----------
     533,439   1,742,730       30,075    377,064         ----      (2,753)   (222,127)   156,900
     844,417   1,370,291      310,132  1,222,669         ----     149,362     308,380  1,088,835
   ----------  ----------  ----------- ----------   ----------  ----------  ---------- ----------
   1,377,856   3,113,021      340,207  1,599,733         ----     146,609      86,253  1,245,735
   1,348,133   2,432,247      221,859  1,697,330         ----     187,391     737,379    851,236
   ----------  ----------  ----------- ----------   ----------  ----------  ---------- ----------
$  2,725,989 $ 5,545,268 $    562,066 $3,297,063 $       ---- $   334,000   $ 823,632 $2,096,971
   ==========  ==========  =========== ==========   ==========  ==========  ========== ==========

                                      F-I-15

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                       MORGAN STANLEY DEAN      CALVERT VARIABLE
                                                             WITTER               SERIES, INC.
                                                      UNIVERSAL FUNDS, INC.   AMERITAS PORTFOLIOS
                                                      ----------------------  ---------------------

                                                      INTERNATIONAL  U.S.      EMERGING
                                                                     REAL
                                                       MAGNUM       ESTATE      GROWTH     GROWTH
                                                                                  (1)        (1)
                                                      ----------  ----------  ---------- ----------
                       2000
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                        $    (2,180) $    17,655 $  (213,853) $ (320,440)
 Net realized gain distributions                         50,660        7,876     490,195        ----
 Net change in unrealized
 appreciation(depreciation)                            (316,308)     251,314  (5,621,575) (6,071,447)
                                                      ----------  ----------  ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                              (267,828)     276,845  (5,345,233) (6,391,887)

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                                513,861      421,176   3,061,653   3,862,234
                                                      ----------  ----------  ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                  246,033      698,021  (2,283,580) (2,529,653)
NET ASSETS AT JANUARY 1, 2000                         1,763,093      879,484  23,591,072  36,591,430
                                                      ----------  ----------  ---------- -----------
NET ASSETS AT DECEMBER 31, 2000                     $ 2,009,126 $  1,577,505 $21,307,492 $34,061,777
                                                      ==========  ==========  ========== ===========


                       1999
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                        $     2,170 $     40,831 $   (29,906)  $ (48,680)
 Net realized gain distributions                          5,512         ----        ----        ----
 Net change in unrealized
 appreciation(depreciation)                             307,353      (65,623)  7,429,373   4,889,022
                                                      ----------  ----------  ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                               315,035      (24,792)  7,399,467   4,840,342

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                                514,795       44,736  16,191,605  31,751,088

                                                      ----------  ----------  ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                  829,830       19,944  23,591,072  36,591,430
NET ASSETS AT JANUARY 1, 1999                           933,263      859,540        ----        ----
                                                      ----------  ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 1999                     $ 1,763,093 $    879,484 $23,591,072 $36,591,430
                                                      ==========  ==========  ========== ===========


                       1998
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                        $    (3,894) $    17,452 $      ---- $      ----
 Net realized gain distributions                          3,255        6,589        ----        ----
 Net change in unrealized
 appreciation(depreciation)                              39,545     (110,595)       ----        ----
                                                      ----------  ----------   ---------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                38,906      (86,554)       ----        ----

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                                363,729      313,960        ----        ----

                                                      ----------  ----------  ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                  402,635      227,406        ----        ----
NET ASSETS AT JANUARY 1, 1998                           530,628      632,134        ----        ----
                                                      ----------  ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 1998                     $   933,263 $    859,540 $      ---- $      ----
                                                      ==========  ==========  ==========  ==========


 (1) Commenced business 10/29/99
 (2) Commenced business 10/28/99

The accompanying notes are an integral part of these financial statements.


                                      F-I-16


                            CALVERT VARIABLE SERIES, INC.
                                 AMERITAS PORTFOLIOS
--------------------------------------------------------------------------------------
     GROWTH      INCOME
      WITH         AND        INDEX      MIDCAP       MONEY                   SMALL
   INCOME (1)    GROWTH       500 (1)    GROWTH      MARKET      RESEARCH     CAP (1)
                   (1)                     (1)         (2)         (1)
   -----------  ----------  ----------  ----------  ----------  ----------- ----------

 $    (24,319) $   (94,496) $  (92,744) $ (186,833) $  827,247 $   (41,635) $ (270,277)
        6,430      631,286     358,915     586,728        ----     116,628     155,419
      (26,240)    (674,204) (3,590,326)  1,254,077        ----    (422,967) (9,184,137)
   -----------  ----------  ----------  ----------  ----------  ----------- ----------
      (44,129)    (137,414) (3,324,155)  1,653,972     827,247    (347,974) (9,298,995)
      563,968    2,579,262   2,626,050   5,262,457  (3,036,799)  1,021,104     892,975
   -----------  ----------  ----------  ----------  ----------  ----------- ----------
      519,839    2,441,848    (698,105)  6,916,429  (2,209,552)    673,130  (8,406,020)
    3,850,270   11,597,650  30,404,852  15,923,042  18,688,200   4,311,395  32,079,174
   -----------  ----------  ----------  ----------  ----------  ----------- ----------
 $  4,370,109 $ 14,039,498 $29,706,747 $22,839,471 $16,478,648 $ 4,984,525 $23,673,154
   ===========  ==========  ==========  ==========  ==========  =========== ==========




 $     (3,538) $   (16,266) $      921 $   (23,079) $  125,276 $    (6,148) $  (45,011)
         ----      330,344        ----     358,344        ----      48,862     249,625
      169,338    2,280,729   2,194,432   2,535,359        ----     526,653   6,980,645
   -----------  ----------  ----------  ----------  ----------  ----------- ----------
      165,800    2,594,807   2,195,353   2,870,624     125,276     569,367   7,185,259
    3,684,470    9,002,843  28,209,499  13,052,418  18,562,924   3,742,028  24,893,915
   -----------  ----------  ----------  ----------  ----------  ----------- ----------
    3,850,270   11,597,650  30,404,852  15,923,042  18,688,200   4,311,395  32,079,174
         ----         ----        ----        ----        ----        ----        ----
   -----------  ----------  ----------  ----------  ----------  ----------- ----------
$   3,850,270 $ 11,597,650 $30,404,852 $15,923,042 $18,688,200 $ 4,311,395 $32,079,174
   ===========  ==========  ==========  ==========  ==========  =========== ==========




$        ---- $       ---- $      ---- $      ---- $      ---- $      ---- $      ----
         ----         ----        ----        ----        ----        ----        ----
         ----         ----        ----        ----        ----        ----        ----
   ----------   ----------  ----------  ----------  ----------  ----------  ----------
         ----         ----        ----        ----        ----        ----        ----
         ----         ----        ----        ----        ----        ----        ----
   ----------   ----------  ----------  ----------  ----------  ----------  ----------
         ----         ----        ----        ----        ----        ----        ----
         ----         ----        ----        ----        ----        ----        ----
   ----------   ----------  ----------  ----------  ----------  ----------  ----------
$        ---- $       ---- $      ---- $      ---- $      ---- $      ---- $      ----
   ==========   ==========  ==========  ==========  ==========  =========== ==========

                                      F-I-17


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998



                                                            CALVERT VARIABLE SERIES, INC.
                                                               INTERNATIONAL  MID CAP      SMALL
                                                     BALANCED    EQUITY (2)   GROWTH       CAP (3)
                                                        (1)                      (3)
                                                     ----------  ----------- ----------  ----------
                       2000
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                       $       749 $       (112) $  (1,484) $     (445)
 Net realized gain distributions                         1,514        4,576     59,778      12,978
 Net change in unrealized
 appreciation(depreciation)                             (4,831)      (7,313)   (96,429)     (4,871)
                                                     ----------  ----------- ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                               (2,568)      (2,849)   (38,135)      7,662

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                                55,664       56,348    829,975     339,728
                                                     ----------  ----------- ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                  53,096       53,499    791,840     347,390
NET ASSETS AT JANUARY 1, 2000                             ----         ----       ----        ----
                                                     ----------  ----------- ----------  ----------
NET ASSETS AT DECEMBER 31, 2000                    $    53,096 $     53,499 $  791,840 $   347,390
                                                     ==========  =========== ==========  ==========


                       1999
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                       $      ---- $       ---- $     ---- $      ----
 Net realized gain distributions                          ----         ----       ----        ----
 Net change in unrealized
 appreciation(depreciation)                               ----         ----       ----        ----
                                                     ----------  ----------- ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                 ----         ----       ----        ----

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                                  ----         ----       ----        ----
                                                     ----------  ----------- ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                    ----         ----       ----        ----
NET ASSETS AT JANUARY 1, 1999                             ----         ----       ----        ----
                                                     ----------  ----------- ----------  ----------
NET ASSETS AT DECEMBER 31, 1999                    $      ---- $       ---- $     ---- $      ----
                                                     ==========  =========== ==========  ==========


                       1998
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                       $      ---- $       ---- $     ---- $      ----
 Net realized gain distributions                          ----         ----       ----        ----
 Net change in unrealized
 appreciation(depreciation)                               ----         ----       ----        ----
                                                     ----------  ----------- ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                 ----         ----       ----        ----

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                                  ----         ----       ----        ----
                                                     ----------  ----------- ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                    ----         ----       ----        ----
NET ASSETS AT JANUARY 1, 1998                             ----         ----       ----        ----
                                                     ----------  ----------- ----------  ----------
NET ASSETS AT DECEMBER 31, 1998                    $      ---- $       ---- $     ---- $      ----
                                                     ==========  =========== ==========  ==========

 (1) Commenced business 05/08/00
 (2) Commenced business 07/20/00
 (3) Commenced business 06/13/00

The accompanying notes are an integral part of these financial statements.

                                      F-I-18

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS



1.   ORGANIZATION AND ACCOUNTING POLICIES

     Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp.
     (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable life products issued by AVLIC.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 2000, there are thirty-eight subaccounts within the Account. Fifteen of the subaccounts invest only in a corresponding Fidelity Variable Insurance Products Portfolio. The fund is a diversified open-end management investment company and is managed by Fidelity Management and Research Company (Fidelity). Two of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. (Alger Management). Three of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company (MFS Co.).
     Five of the subaccounts invest only in a corresponding Portfolio of Morgan Stanley Dean Witter Universal Funds, Inc. which is a diversified open-end management investment company managed by Morgan Stanley Dean Witter
     Investment Management Inc. Nine of the subaccounts invest only in a corresponding Portfolio of Calvert Variable Series, Inc. Ameritas Portfolios (Ameritas Portfolio) which is a diversified open-end management investment company managed by Ameritas Investment Corp. (see Note 3). Four of the subaccounts invest only in a corresponding Portfolio of Calvert Variable Series, Inc. which is a diversified open-end management investment company managed by Calvert Asset Management Company, Inc. (see Note 3). Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the fund.

     Pursuant to an order of the SEC allowing for the substitution, all policyowner funds invested in a Portfolio of Fidelity Money Market were transferred to the Money Market subaccount of the Ameritas Portfolio as of October 28, 1999. Also, as of October 29, 1999 pursuant to an order of the SEC allowing for the substitution, all policyowner funds invested in a Portfolio of Fidelity Index 500 I-Class were transferred to the Index 500 subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of Alger Management Growth were transferred to the Growth subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of Alger Management Income and Growth were transferred to the Income and Growth subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of Alger Management Small Capitalization Fund were transferred to the Small Cap subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of Alger Management MidCap Growth were transferred to the MidCap Growth subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of MFS Co. Emerging Growth Series were transferred to the Emerging Growth subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of MFS Co. Research Series was transferred to the Research subaccount of the Ameritas Portfolio; and all policyowner funds invested in a Portfolio of MFS Co. Growth with Income Series were transferred to the Growth with Income subaccount of the Ameritas Portfolio.

                                      F-I-19

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION AND ACCOUNTING
     POLICIES, CONTINUED

     USE OF ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


     VALUATION OF INVESTMENTS
     The assets of the Account are carried at the net asset value of the underlying Portfolios. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.


     FEDERAL AND STATE TAXES
     The operations of the Account are included in the federal income tax return of AVLIC, which is taxed as a life insurance company under the Internal Revenue Code. AVLIC has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, AVLIC does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.


2.   POLICYOWNER CHARGES

     AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions.
     These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.


3.   RELATED PARTIES

     During October 1999, AVLIC established a variable insurance trust (VIT) which contains the Ameritas Portfolios. The Ameritas Portfolios are managed by Ameritas Investment Corp., an affiliate of AVLIC. During the years ended December 31, 2000 and 1999, the Account incurred advisory fees of approximately $894,000 and $119,000, respectively, payable to Ameritas Investment Corp. Other affiliates of AVLIC also provided sub-advisory and administrative services to the Ameritas Portfolios during 2000 and 1999 of approximately $125,000 and $25,000, respectively.

     Calvert Asset Management Company, Inc., an affiliate of AVLIC, serves as an investment advisor to the Calvert Variable Series, Inc. Social Balanced, Social International Equity, Social Mid Cap Growth, and Social Small Cap Portfolios.

                                     F-I-20

4.   SHARES OWNED
     The Account invests in shares of mutual funds. Share activity and total shares were as follows:


                                                FIDELITY VARIABLE INSURANCE PRODUCTS
                                    -------------------------------------------------------------
                                       EQUITY        EQUITY
                                       INCOME        INCOME         GROWTH         GROWTH
                                       I-CLASS     S-CLASS (1)      I-CLASS       S-CLASS (1)
                                   -------------- ------------- --------------- --------------
Shares owned at January 1, 2000    1,200,052.051        23.348   1,206,269.664        361.373
Shares acquired                      591,710.181     2,520.167     895,258.092      6,602.050
Shares disposed of                  (562,802.618)     (253.036)   (729,810.283)    (1,806.274)
                                   -------------- ------------- --------------- --------------
Shares owned at December 31, 2000  1,228,959.614     2,290.479   1,371,717.473      5,157.149
                                   ============== ============= =============== ==============



Shares owned at January 1, 1999    1,160,172.618          ----   1,030,142.884           ----
Shares acquired                      476,446.645        23.847     680,116.041        362.428
Shares disposed of                  (436,567.212)       (0.499)   (503,989.261)        (1.055)
                                   -------------- ------------- --------------- --------------
Shares owned at December 31, 1999  1,200,052.051        23.348   1,206,269.664        361.373
                                   ============== ============= =============== ==============



Shares owned at January 1, 1998    1,018,225.148          ----     872,066.612           ----
Shares acquired                      590,346.286          ----     801,025.403           ----
Shares disposed of                  (448,398.816)         ----    (642,949.131)          ----
                                   -------------- ------------- --------------- --------------
Shares owned at December 31, 1998  1,160,172.618          ----   1,030,142.884           ----
                                   ============== ============= =============== ==============



(1) Commenced business 11/02/99                     (3) Commenced business 12/07/99
(2) Commenced business 01/25/00                     (4) Commenced business 11/29/99


                                      F-I-21


                             FIDELITY VARIABLE INSURANCE PRODUCTS
-----------------------------------------------------------------------------------------------
                                                           ASSET        ASSET      INVESTMENT
   HIGH INCOME  HIGH INCOME    OVERSEAS     OVERSEAS      MANAGER      MANAGER     GRADE BOND
     I-CLASS    S-CLASS (2)     I-CLASS    S-CLASS (3)    I-CLASS    S-CLASS (4)     I-CLASS
   ------------ ------------  ------------ ------------ ------------ ------------  ------------
   643,493.640         ----    660,786.721       1.414  1,769,690.988     21.069   310,807.857
   765,584.221    4,564.983  2,080,496.550   8,123.070    554,326.329 10,015.751   396,404.152
  (757,157.721)    (196.160)(1,934,736.191) (2,659.124)  (537,041.647)(3,884.590) (298,021.591)
   ------------ ------------  ------------ ------------  ------------ -----------  ------------
   651,920.140    4,368.823    806,547.080   5,465.360  1,786,975.670  6,152.230   409,190.418
   ============ ============  ============ ============  ============ ===========  ============



   716,563.299         ----    729,187.972        ----  1,752,919.543       ----   343,207.716
 2,358,341.689         ----  2,163,832.620       1.699    488,206.777     22.633   352,083.082
(2,431,411.348)        ---- (2,232,233.871)     (0.285)  (471,435.332)    (1.564) (384,482.941)
   ------------ ------------ ------------- ------------ -------------- ----------  ------------
   643,493.640         ----    660,786.721       1.414  1,769,690.988     21.069   310,807.857
   ============ ============ ============= ============ -============= ==========  ============



   598,367.840         ----    695,077.235        ----  1,531,564.418       ----   237,050.443
 2,095,006.665         ----  2,333,977.875        ----    678,058.443       ----   639,413.242
(1,976,811.206)        ----  2,299,867.138)       ----   (456,703.318)      ----  (533,255.969)
   ------------ ------------  ------------ ------------  ------------ -----------  ------------
   716,563.299         ----    729,187.972        ----  1,752,919.543       ----   343,207.716
   ============ ============  ============ ============  ============ ===========  ============


                                      F-I-22

                      AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                 SEPARATE ACCOUNT V
                            NOTES TO FINANCIAL STATEMENTS




4.  SHARES OWNED, CONTINUED
    The Account invests in shares of mutual funds. Share activity and total shares were as follows:

                                               FIDELITY VARIABLE INSURANCE PRODUCTS
                                          -------------------------------------------------
                                                                      ASSET        ASSET
                                                                      MANAGER      MANAGER
                                          CONTRAFUND    CONTRAFUND    GROWTH       GROWTH
                                            I-CLASS     S-CLASS      I-CLASS      S-CLASS
                                               (1)                                   (2)
                                          ------------ -----------  -----------  -----------
    Shares owned at January 1, 2000        714,800.541     299.329   236,100.860       ----
    Shares acquired                        593,382.007   9,110.452   143,468.361    300.632
    Shares disposed of                    (398,323.758) (1,297.971) (123,431.371)   (26.310)
                                           ------------ ----------- -----=-------  ---------
    Shares owned at December 31, 2000      909,858.790   8,111.810   256,137.850    274.322
                                           ============ =========== =============  =========



    Shares owned at January 1, 1999        562,154.419        ----   194,121.333       ----
    Shares acquired                        441,475.107     300.373   130,128.414       ----
    Shares disposed of                    (288,828.985)     (1.044)  (88,148.887)      ----
                                           ------------ -----------  -----------  ----------
    Shares owned at December 31, 1999      714,800.541     299.329   236,100.860       ----
                                           ============ ===========  ===========  ==========



    Shares owned at January 1, 1998        389,113.666        ----   140,054.018       ----
    Shares acquired                        496,047.058        ----   152,783.138       ----
    Shares disposed of                    (323,006.305)       ----   (98,715.823)      ----
                                           ------------ -----------  -----------  ----------
    Shares owned at December 31, 1998      562,154.419        ----   194,121.333       ----
                                           ============ ===========  ===========  ==========




    (1) Commenced business 11/29/99                  (3) Commenced business 11/12/99
    (2) Commenced business 02/02/00

                                      F-I-23


                                                                   MORGAN STANLEY DEAN
                                                                         WITTER
   ALGER AMERICAN FUND         MFS VARIABLE INSURANCE TRUST       UNIVERSAL FUNDS, INC.
-------------------------- ------------------------------------- ------------------------
                             GLOBAL                                              EMERGING
               LEVERAGED     GOVERN.     UTILITIES       NEW          ASIAN       MARKETS
                                                      DISCOVERY
  BALANCED      ALLCAP       SERIES        SERIES      SERIES (3)     EQUITY       EQUITY
------------- ------------ ------------ ------------  -----------  -----------  -----------
 326,807.439   367,145.479   40,718.448  232,575.290    8,750.402  116,856.034  157,426.804
 333,409.275   565,587.805  144,875.609  234,941.622  368,284.249  750,854.354  386,298.344
(189,545.339) (415,706.863) (99,246.726)(146,800.195)(118,257.665)(702,409.477)(265,553.347)
------------- ------------ ------------ ------------  -----------  -----------  -----------
 470,671.375   517,026.421   86,347.331  320,716.717  258,776.986  165,300.911  278,171.801
============= ============ ============ ============  ===========  ===========  ===========



 210,014.615   158,890.232   51,660.465  166,350.240         ----   63,862.444  115,841.118
 243,382.099   408,802.915   81,155.171  187,829.047    8,892.132  254,668.590  271,873.580
------------- ------------ ------------ ------------  -----------  -----------  ------------
(126,589.275) (200,547.668) (92,097.188)(121,603.997)    (141.730)(201,675.000)(230,287.894)
============= ============ ============ ============  ===========  ===========  ============
 326,807.439   367,145.479   40,718.448  232,575.290    8,750.402  116,856.034  157,426.804



 125,291.131   104,973.976   21,729.618   94,348.503         ----   33,225.337   78,194.995
 179,874.177   159,683.710   88,429.719  186,751.323         ----   99,976.563  334,441.671
 (95,150.693) (105,767.454) (58,498.872)(114,749.586)        ----  (69,339.456)(296,795.548)
------------- ------------ ------------ ------------  -----------  -----------  ------------
 210,014.615   158,890.232   51,660.465  166,350.240         ----   63,862.444  115,841.118
============= ============ ============ ============  ===========  ===========  ============


                                      F-I-24

                       AMERITAS VARIABLE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS




4.  SHARES OWNED, CONTINUED
    The Account invests in shares of mutual funds. Share activity and total shares were as follows:

                                         MORGAN STANLEY DEAN                    CALVERT VARIABLE
                                               WITTER                             SERIES, INC.,
                                        UNIVERSAL FUNDS, INC.                  AMERITAS PORTFOLIOS
                                       ------------------------              ------------------------

                                         GLOBAL   INTERNATIONAL   U.S. REAL    EMERGING
                                         EQUITY      MAGNUM         ESTATE     GROWTH (1)    GROWTH (1)
                                       ----------- ------------  -----------  -----------   -----------
    Shares owned at January 1, 2000    207,539.068  126,932.562   96,540.525   623,113.360  564,421.258
    Shares acquired                    220,258.184  242,779.068  168,532.172   532,744.189  304,896.952
    Shares disposed of                (180,192.737)(199,157.615)(128,017.534) (439,639.328)(248,432.723)
                                       -----------  ------------ -----------   -----------  -----------
    Shares owned at December 31, 2000  247,604.515  170,554.015  137,055.163   716,218.221  620,885.487
                                        =========== ============ ===========   ===========  ===========



    Shares owned at January 1,  1999   159,586.755   83,104.465   87,708.290          ----         ----
    Shares acquired                    180,054.175  156,678.468   86,347.339   681,160.044  618,142.153
    Shares disposed of                (132,101.862)(112,850.371) (77,515.104)  (58,046.684) (53,720.895)
                                       ----------- ------------- -----------   -----------  -----------
    Shares owned at December 31, 1999  207,539.068  126,932.562   96,540.525   623,113.360  564,421.258
                                       =========== ============= ===========   ===========  ===========



    Shares owned at January 1, 1998     72,507.289   51,120.253   55,401.749          ----         ----
    Shares acquired                    172,405.252  120,740.453  136,182.392          ----         ----
    Shares disposed of                 (85,325.786) (88,756.241)(103,875.851)         ----         ----
                                       ----------- ------------- -----------   -----------  -----------
    Shares owned at December 31, 1998  159,586.755   83,104.465   87,708.290          ----         ----
                                       =========== ============= ===========   ===========  ===========



    (1) Commenced business 10/29/99
    (2) Commenced business 10/28/99

                                      F-I-25

                              CALVERT VARIABLE SERIES, INC.
                                    AMERITAS PORTOLIOS
------------------------------------------------------------------------------------------------

GROWTH WITH    INCOME AND     INDEX        MIDCAP          MONEY                       SMALL
 INCOME (1)    GROWTH (1)    500 (1)     GROWTH (1)      MARKET (2)      RESEARCH     CAP (1)
                                                                           (1)
------------- ------------ ------------ -----------   --------------   ------------ ------------
 181,873.924   668,452.484  181,738.510  505,493.406   18,688,200.480   187,533.532  568,578.051
 145,497.305   503,728.380  122,641.610  542,063.519  124,074,766.721   183,480.596  586,034.917
(120,060.532) (329,473.886)(104,549.985)(386,692.585)(126,284,317.729) (136,448.184)(568,933.770)
------------- ------------ ------------ ------------  ---------------  ------------ ------------
 207,310.697   842,706.978  199,830.135  660,864.340   16,478,649.472   234,565.944  585,679.198
============= ============ ============ ============  ===============  ============ ============



        ----          ----         ----         ----             ----          ----         ----
 201,328.796   739,847.832  199,984.145  547,305.396   38,484,753.390   214,317.878  633,188.695
 (19,454.872)  (71,395.348) (18,245.635) (41,811.990) (19,796,552.910)  (26,784.346) (64,610.644)
------------- ------------ ------------ ------------  ---------------  ------------  -----------
 181,873.924   668,452.484  181,738.510  505,493.406   18,688,200.480   187,533.532  568,578.051
============= ============ ============ ============  ===============  ============  ===========



        ----          ----         ----         ----             ----          ----         ----
        ----          ----         ----         ----             ----          ----         ----
        ----          ----         ----         ----             ----          ----         ----
------------- ------------ ------------ ------------   --------------  ------------  -----------
        ----          ----         ----         ----             ----          ----         ----
============= ============ ============ ============   ==============  ============  ===========


                                      F-I-26

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS




4.   SHARES OWNED, CONTINUED
     The Account invests in shares of mutual funds. Share activity and total shares were as follows:

                                                  CALVERT VARIABLE SERIES, INC.
                                         -------------------------------------------------

                                                    INTERNATIONAL   MID CAP       SMALL
                                         BALANCED    EQUITY (2)    GROWTH (3)    CAP (3)
                                            (1)
                                         ----------- ------------ -----------  -----------

    Shares owned at January 1, 2000             ----         ----        ----         ----
    Shares acquired                       32,196.362    3,261.272  33,906.929   30,145.064
    Shares disposed of                    (5,674.091)    (499.333) (8,388.371)  (4,563.999)
                                         ----------- ------------ -----------  -----------
    Shares owned at December 31, 2000     26,522.271    2,761.939  25,518.558   25,581.065
                                         =========== ============ ===========  ===========



    Shares owned at January 1, 1999             ----         ----        ----         ----
    Shares acquired                             ----         ----        ----         ----
    Shares disposed of                          ----         ----        ----         ----
                                         ----------- ------------ -----------  -----------
    Shares owned at December 31, 1999           ----         ----        ----         ----
                                         =========== ============ ===========  ===========



    Shares owned at January 1, 1998             ----         ----        ----         ----
     Shares acquired                            ----         ----        ----         ----
    Shares disposed of                          ----         ----        ----         ----
                                         ----------- ------------ -----------  -----------
    Shares owned at December 31, 1998           ----         ----        ----         ----
                                         =========== ============ ===========  ===========



     (1) Commenced business 05/08/00                  (3) Commenced business 06/13/00
     (2) Commenced business 07/20/00


                                      F-I-27

INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company (a wholly owned subsidiary of AMAL Corporation) as of December 31, 2000 and 1999, and the related statements of operations, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.



/s/Deloitte & Touche LLP


Lincoln, Nebraska
February 9, 2001

                                    F-II-1

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              DECEMBER 31
                                                      --------------------------
                                                          2000           1999
                                                      ------------  ------------
ASSETS
     Investments:
       Fixed maturity securities, available for sale
             (amortized cost $141,027  - 2000 and
             $129,567 - 1999)                         $   139,933   $   124,734
       Equity securities (amortized cost
             $2,031 - 2000 and $2,031 - 1999)               1,745         1,705
       Mortgage loans on real estate                        2,091         1,392
       Loans on insurance policies                         23,186        16,499
                                                      ------------  ------------
           Total investments                              166,955       144,330

     Cash and cash equivalents                             18,347        11,970
     Accrued investment income                              2,873         2,442
     Reinsurance receivable-affiliate                       9,870        35,921
     Reinsurance recoverable-affiliates                     2,414           153
     Prepaid reinsurance premium-affiliates                 2,891         2,537
     Deferred policy acquisition costs                    160,827       152,297
     Federal income tax receivable                          4,161             -
     Other                                                  2,705         2,840
     Separate Accounts                                  2,262,680     2,394,445
                                                      ------------  ------------
                                                      $ 2,633,723   $ 2,746,935

LIABILITIES AND STOCKHOLDER'S EQUITY
   LIABILITIES:
     Policy and contract reserves                     $     3,105   $     2,185
     Policy and contract claims                             2,831           755
     Accumulated contract values                          241,038       240,050
     Unearned policy charges                                2,390         2,030
     Unearned reinsurance ceded allowance                   3,946         3,942
     Federal income tax payable-
           Current                                              -         2,922

           Deferred                                         6,846         6,725
     Accounts payable - affiliates                          4,199         7,285
     Other                                                  2,550         6,639
     Separate Accounts                                  2,262,680     2,394,445
                                                      ------------  ------------
           Total Liabilities                            2,529,585     2,666,978
                                                      ------------  ------------
     COMMITMENTS AND CONTINGENCIES

   STOCKHOLDER'S EQUITY:
     Common stock, par value $100 per share;
       authorized 50,000 shares, issued and
       outstanding 40,000 shares                            4,000         4,000
     Additional paid-in capital                            58,370        42,870
     Retained earnings                                     41,950        34,032
     Accumulated other comprehensive loss                   (182)         (945)
                                                      ------------  ------------
          Total Stockholder's Equity                      104,138        79,957
                                                      ------------  ------------
                                                      $ 2,633,723   $ 2,746,935
                                                      ============  ============


The accompanying notes are an integral part of these financial statements.

                                     F-II-2

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)


                                          YEARS ENDED DECEMBER 31
                                    ------------------------------------
                                       2000          1999         1998
                                    ----------    ----------   ---------
INCOME:
Insurance revenues:
  Contract charges                 $   61,568    $   51,794   $  42,775
  Premium-reinsurance ceded            (9,635)       (8,683)     (7,836)
  Reinsurance ceded allowance           4,223         3,594       3,169

Investment revenues:
    Investment income, net             11,864        13,970      14,052
    Realized gains(losses), net          (973)       (1,786)         79
    Other                               2,838         3,016       2,269
                                   -----------   -----------  ----------
                                       69,885        61,905      54,508
                                   -----------   -----------  ----------

BENEFITS AND EXPENSES:
  Policy benefits:
    Death benefits                      2,357         2,805       2,200
    Interest credited                  11,020        12,512      13,400
    Increase in policy and
    contract reserves                     920           504         740
    Other                                 635           190         222
  Sales and operating expenses         22,711        22,277      15,980
  Amortization of deferred policy
    acquisition costs                  25,306        12,760      11,847
                                   -----------   -----------  ----------
                                       62,949        51,048      44,389
                                   -----------   -----------  ----------

INCOME BEFORE FEDERAL INCOME TAXES      6,936        10,857      10,119
                                   -----------   -----------  ----------

Income taxes - current                   (693)        4,898       4,000
Income taxes - deferred                  (289)         (639)     (1,135)
                                   -----------   -----------  ----------
     Total income taxes                  (982)        4,259       2,865
                                   -----------   -----------  ----------
NET INCOME                          $   7,918     $   6,598   $   7,254
                                   ===========   ===========  ==========

The accompanying notes are an integral part of these financial statements.


                                     F-II-3


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                            STATEMENTS OF COMPREHENSIVE INCOME
                                 (IN THOUSANDS)


                                                              YEARS ENDED DECEMBER, 31
                                                        ------------------------------------
                                                           2000         1999         1998
                                                        ----------   ----------   ----------
 Net income                                              $ 7,918      $ 6,598      $ 7,254

 Other comprehensive income, net of tax:
      Unrealized gains(losses) on securities:
        Unrealized holding gains (losses) arising
         during period (net of deferred tax expense
         (benefit) of $70, ($1,610) and $185 for
         2000, 1999 and 1998 respectively)                   130       (2,990)         343
        Reclassification adjustment for (gains)
          losses included in net income
          (net of deferred tax benefit
          (expense) of $340, $625 and ($28)
          for 2000, 1999 and 1998 respectively)              633        1,161          (51)
                                                        ----------   ----------   ----------
      Other comprehensive income (loss)                      763       (1,829)         292
                                                        ----------   ----------   ----------
 Comprehensive income                                    $ 8,681      $ 4,769      $ 7,546
                                                        ==========   ==========   ==========




 The accompanying notes are an integral part of these financial statements.


                                     F-II-4


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                          (IN THOUSANDS, EXCEPT SHARES)

                                                                                   ACCUMULATED
                                                                                      OTHER
                                        COMMON STOCK       ADDITIONAL    RETAINED  COMPREHENSIVE
                                    ---------------------- PAID - IN     EARNINGS     INCOME
                                     SHARES      AMOUNT     CAPITAL                   (LOSS)     TOTAL
                                    ---------  ---------  ----------  ------------  ---------- ----------
BALANCE, January 1, 1998            $40,000     $ 4,000     $40,370      $20,180      $  592    $ 65,142

  Net unrealized investment
    gain, net                             -           -           -                      292         292

  Net income                              -           -           -        7,254           -       7,254
                                    --------   ---------  ----------  -----------   ---------  ----------

BALANCE, December 31, 1998           40,000       4,000      40,370       27,434         884      72,688

  Net unrealized investment
   loss, net                              -           -           -            -      (1,829)     (1,829)

  Capital contribution                    -           -       2,500            -           -       2,500

  Net income                              -           -           -        6,598           -       6,598
                                    --------   ---------  ----------  -----------   ---------  ----------

BALANCE, December 31, 1999           40,000       4,000      42,870       34,032        (945)     79,957

  Net unrealized investment
   gain, net                              -           -           -            -         763         763

  Capital contribution                    -           -      15,500            -           -      15,500

  Net income                              -           -           -        7,918           -       7,918
                                    --------   ---------  ----------  -----------   ---------  ----------
BALANCE, December 31, 2000          $40,000     $ 4,000     $58,370      $41,950      $ (182)   $140,138
                                    ========   =========  ==========  ===========   =========  ==========


The accompanying notes are an integral part of these financial statements.

                                     F-II-5



                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)


                                                                 YEARS ENDED DECEMBER 31
                                                          -------------------------------------

                                                            2000           1999         1998
                                                          --------      ---------     ---------
OPERATING ACTIVITIES
Net Income                                                 $7,918        $   6,598      $ 7,254
Adjustments to reconcile net income to net
  cash provided by operating activities:
    Amortization of deferred policy
    acquisition costs                                      25,306           12,760       11,847
    Policy acquisition costs deferred                     (36,440)         (39,491)     (34,820)
    Interest credited to contract values                   11,020           12,512       13,400
    Amortization of discounts or premiums                     (52)              67          (28)
    Net gains on other invested assets                          -           (2,830)      (3,732)
    Net realized (gains) losses on
    investment transactions                                   973            1,786          (79)
    Deferred income taxes                                    (289)            (639)      (1,135)
    Change in assets and liabilities:
      Accrued investment income                              (431)             (17)        (624)
      Reinsurance receivable-affiliate                     26,051                -            -
      Reinsurance recoverable-affiliates                   (2,071)             302           59
      Prepaid reinsurance premium-affiliates                 (354)            (157)         (82)
      Other assets                                            135           (1,145)      (1,496)
      Policy and contract reserves                            920              504          740
      Policy and contract claims                            1,886              130         (300)
      Unearned policy charges                                 360              216          316
      Federal income tax-current                           (7,083)             (19)       1,475
      Unearned reinsurance ceded allowance                      4              346          328
      Other liabilities                                    (7,175)           5,838       (2,114)
  Net cash from operating activities                       20,678           (3,239)      (8,991)

INVESTING ACTIVITIES
Purchase of fixed maturity securities available for sale  (29,350)         (48,474)     (70,904)
Purchase of mortgage loans on real estate                    (855)          (1,400)           -
Purchase of other invested assets                               -           (1,252)      (7,760)
Proceeds from maturities or repayment of fixed
  maturity securities available for sale                   14,127           11,242       15,289
Proceeds from sales of fixed maturity securities
  available for sale                                        2,842            7,762       22,282
Proceeds from the sale of equity securities                     -                -        1,979
Proceeds from repayments of mortgage loans
  on real estate                                              154                -            -
Proceeds from the sale of other invested
  assets                                                        -            1,162        3,678
Net change in loans on insurance policies                  (6,687)          (5,550)      (3,467)
  Net cash from investing activities                      (19,769)         (36,510)     (38,903)

FINANCING ACTIVITIES
Capital contribution                                       15,500            2,500            -
Net change in accumulated contract values                 (10,032)          37,208       46,194
  Net cash from financing activities                        5,468           39,708       46,194

INCREASE(DECREASE) IN CASH AND CASH EQUIVALENTS             6,377              (41)      (1,700)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD           11,970           12,011       13,711

CASH AND CASH EQUIVALENTS AT END OF PERIOD              $  18,347        $  11,970     $ 12,011

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid for income taxes                              $   6,390        $   4,917      $ 2,525

The accompanying notes are an integral part of these financial statements.

                                     F-II-6

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)

1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, is a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp. (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). ALIC is a wholly owned subsidiary of Ameritas Holding Company which is a wholly owned subsidiary of Ameritas Acacia Mutual Holding Company (AAMHC). The Company began issuing variable life insurance and variable annuity policies in 1987, fixed premium annuities in 1996 and equity indexed annuities in 1997. The variable life, variable annuity, fixed premium annuity and equity indexed annuity policies are not participating with respect to dividends.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates susceptible to significant change include deferred policy acquisition costs, reserves and income taxes.

The principal accounting and reporting practices followed are:

INVESTMENTS
The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held to maturity securities, is comprised of fixed maturity securities which the Company has the positive intent and ability to hold to maturity. These securities are carried at amortized cost. The second category, available for sale securities, may be sold to address the liquidity and other needs of the Company. Securities classified as available for sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from operations and reported as a separate component of stockholder's equity, net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has classified all of its securities as available for sale. Realized investment gains and losses on sales of securities are determined on the specific identification method.

Mortgage loans on real estate are carried at amortized cost less an allowance for estimated uncollectible amounts. SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which was amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," requires that an impaired loan be measured at the present value of expected future cash flows, or alternatively, the observable market price or the fair value of the collateral. Total impaired loans as of December 31, 2000 and 1999, and the associated interest income were not material.

The Company records write-offs or allowances for its investments based upon an evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company may have credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition.

CASH EQUIVALENTS
The Company considers all highly liquid debt securities purchased with remaining maturity of less than three months to be cash equivalents.

SEPARATE ACCOUNTS
The Company operates Separate Accounts on which the earnings or losses accrue exclusively to contractholders. The assets (mutual fund investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are reported at fair value.

                                     F-II-7

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)


1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
--------------------------------------------------------------------------------

PREMIUM REVENUE AND BENEFITS TO POLICYOWNERS
RECOGNITION   OF  UNIVERSAL   LIFE-TYPE   CONTRACTS   REVENUE  AND  BENEFITS  TO
POLICYOWNERS
Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyowner, premiums paid by the policyowner or interest accrued to policyowners' balances. Amounts received as payments for such contracts are reflected as deposits in accumulated contract values and are not reported as premium revenues.

Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts under the fixed account investment option and benefit claims incurred in the period in excess of related policy account balances.

RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYOWNERS Contracts that do not subject the Company to risks arising from policyowner mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits in accumulated contract values and are not reported as premium revenues.

Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

DEFERRED POLICY ACQUISITION COSTS
Those costs of acquiring new business, which vary with and are directly related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable distribution expenses.

Costs deferred related to universal life-type policies and investment-type contracts are amortized generally over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed and adjusted periodically based on actual experience and changes in assumptions.

A roll-forward of the amounts reflected in the balance sheets as deferred policy acquisition costs is as follows:

                                                                  DECEMBER 31
                                                        --------------------------------
                                                           2000      1999        1998
------------------------------------------------------- ---------- ---------- ----------
Beginning balance                                        $152,297   $121,236    $98,746
Acquisition costs deferred                                 36,440     39,491     34,820
Amortization of deferred policy acquisition costs         (25,306)   (12,760)   (11,847)
Adjustment for unrealized investment (gain)/loss           (2,604)     6,145       (483)
Balance released under co-insurance agreement (note 4)          -     (1,815)         -
------------------------------------------------------- ---------- ---------- ----------
Ending balance                                           $160,827   $152,297   $121,236
------------------------------------------------------- ---------- ---------- ----------

To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized investment gains or losses included in stockholder's equity.


FUTURE POLICY AND CONTRACT BENEFITS
Liabilities for future policy and contract benefits left with the Company on variable universal life and annuity-type contracts are based on the policy account balance, and are shown as accumulated contract values. In addition, the Company carries as future policy benefits a liability for additional coverages offered under policy riders.

                                     F-II-8

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)


1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
--------------------------------------------------------------------------------

INCOME TAXES
The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

NEW ACCOUNTING PRONOUNCEMENTS
In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, entitled "Accounting for Derivative Instruments and Hedging Activities" (SFAS No.133). The statement requires that all derivatives (including certain derivatives embedded in contracts) be recorded on the balance sheet and measured at fair value. SFAS No.133 requires that changes in the fair value of derivatives be recognized currently in operations unless specific hedge accounting criteria are met. If such criteria are met, the derivative's gain or loss will offset related results of the hedged item in the statement of operations. A company must formally document, designate and assess the effectiveness of transactions to apply hedge accounting treatment.

SFAS No. 133 is effective for fiscal years  beginning  after June 15, 2000.  The
Company adopted SFAS No. 133 effective January 1, 2001. The Company has evaluated its derivative arrangements and management does not believe the adoption of SFAS No. 133 has a material impact on its financial position or results of operations.

RECLASSIFICATIONS
Certain items on the prior year financial statements have been reclassified to conform to current year presentation.

2.  INVESTMENTS

Investment income summarized by type of investment was as follows:

                                                                     YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                    2000       1999       1998
--------------------------------------------------------------- ----------- ---------- ---------
Fixed maturity securities available for sale                       $ 9,539    $ 9,644   $ 9,099
Equity securities                                                      159        159       179
Mortgage loans on real estate                                          160         34         -
Loans on insurance policies                                          1,203        845       590
Cash equivalents                                                     1,029        681       659
Other invested assets                                                    -      2,830     3,732
--------------------------------------------------------------- ----------- ---------- ---------
   Gross investment income                                          12,090     14,193    14,259
Investment expenses                                                    226        223       207
--------------------------------------------------------------- ----------- ---------- ---------
   Net investment income                                           $11,864    $13,970   $14,052
--------------------------------------------------------------- ----------- ---------- ---------
Net pretax realized investment gains (losses) were as follows:
                                                                     YEARS ENDED DECEMBER 31
                                                                 ------------------------------
                                                                    2000       1999       1998
---------------------------------------------------------------- ---------- ---------- ---------
Net gains(losses) on disposals of fixed maturity securities
   available for sale (note 4)                                       $(973)   $(1,786)     $131
Net gains(losses) on disposal of equity securities                       -          -      (52)
---------------------------------------------------------------- ---------- ---------- ---------
Net gains(losses) on disposal of securities available for sale       $(973)   $(1,786)      $79
---------------------------------------------------------------- ---------- ---------- ---------

During 2000, the Company recorded other than temporary impairments on bonds of $800.

                                     F-II-9

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)


2.  INVESTMENTS (CONTINUED)

Proceeds from sales of securities available for sale and gross gains and losses realized on those sales were as follows:

                                                  YEAR ENDED DECEMBER 31, 2000
                                                --------------------------------
                                                  PROCEEDS     GAINS     LOSSES
----------------------------------------------- ----------- ---------- ---------
Fixed maturity securities available for sale        $2,842          -       $45
----------------------------------------------- ----------- ---------- ---------



                                                  YEAR ENDED DECEMBER 31, 1999
                                                --------------------------------
                                                  PROCEEDS     GAINS     LOSSES
----------------------------------------------- ----------- ---------- ---------
Fixed maturity securities available for sale        $7,762         $6       $80
----------------------------------------------- ----------- ---------- ---------



                                                  YEAR ENDED DECEMBER 31, 1998
                                                --------------------------------
                                                  PROCEEDS     GAINS     LOSSES
                                                ----------  ---------- ---------
-----------------------------------------------
Fixed maturity securities available for sale       $22,282       $242      $301
Equity securities                                    1,979          -        52
----------------------------------------------- ----------- ---------- ---------
 Total securities available for sale               $24,261       $242      $353
----------------------------------------------- ----------- ---------- ---------

The amortized cost and fair value of investments in securities by type of investment were as follows:

                                                                   DECEMBER 31, 2000
                                                   ---------------------------------------------
                                                                GROSS       GROSS
                                                    AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                                      COST       GAINS      LOSSES      VALUE
-------------------------------------------------- ----------- ---------- ---------- -----------
   U. S. Corporate                                   $102,895     $1,412     $2,621    $101,686
   Mortgage-backed                                     32,095        179        267      32,007
   U.S. Treasury securities and obligations of
      U.S. government agencies                          6,037        203          -       6,240
-------------------------------------------------- ----------- ---------- ---------- -----------
      Total fixed maturity securities
        available for sale                            141,027      1,794      2,888     139,933
-------------------------------------------------- ----------- ---------- ---------- -----------
   Equity securities                                    2,031          -        286       1,745
-------------------------------------------------- ----------- ---------- ---------- -----------
      Total securities available for sale            $143,058     $1,794     $3,174    $141,678
-------------------------------------------------- ----------- ---------- ---------- -----------

                                                                  DECEMBER 31, 1999
                                                   ---------------------------------------------
                                                                GROSS       GROSS
                                                    AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                                      COST       GAINS      LOSSES      VALUE
-------------------------------------------------- ----------- ---------- ---------- -----------
   U. S. Corporate                                    $85,653        $35     $3,388     $82,300
   Mortgage-backed                                     34,929         12      1,422      33,519
   U.S. Treasury securities and obligations of
      U.S. government agencies                          8,985         40        110       8,915
-------------------------------------------------- ----------- ---------- ---------- -----------
      Total fixed maturity securities
        available for sale                            129,567         87      4,920     124,734
-------------------------------------------------- ----------- ---------- ---------- -----------
   Equity securities                                    2,031          -        326       1,705
-------------------------------------------------- ----------- ---------- ---------- -----------
      Total securities available for sale            $131,598        $87     $5,246    $126,439
-------------------------------------------------- ----------- ---------- ---------- -----------


                                     F-II-10

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)

2.  INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturity securities available for sale by contractual maturity at December 31, 2000 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
                                             AMORTIZED           FAIR
                                               COST             VALUE
---------------------------------------     -----------      -----------
Due in one year or less                        $5,899            $5,896
Due after one year through five years          59,423            59,329
Due after five years through ten years         29,161            29,153
Due after ten years                            14,449            13,548
Mortgage-backed securities                     32,095            32,007
---------------------------------------    -----------      ------------
     Total                                   $141,027          $139,933
---------------------------------------    -----------      ------------

At December 31, 2000, the Company had fixed maturity securities available for sale with a carrying value of $3,281 on deposit with various state insurance departments.

In prior years, the Company purchased exchange and privately traded options to support certain equity indexed annuity policyowner liabilities. These derivatives were used to manage fluctuations in the equity market risk granted to the policyowners of the equity indexed annuities. These derivatives involved, to varying degrees, elements of credit risk and market risk. Due to the transfer of these assets as part of the co-insurance agreement outlined in note 4, there were no options outstanding at December 31, 2000 or 1999.


3.  INCOME TAXES

The items that give rise to deferred tax assets and liabilities relate to the following:

                                                         DECEMBER 31
                                                   -----------------------
                                                      2000         1999
-------------------------------------------------- ----------- -----------
Deferred policy acquisition costs                     $47,686     $45,802
Prepaid expenses                                        1,012         888
-------------------------------------------------- ----------- -----------
Gross deferred tax liability                           48,698      46,690
-------------------------------------------------- ----------- -----------
Future policy and contract benefits                    39,108      35,650
Net unrealized investment losses                          685       1,768
Capital loss carryforward                                 434         515
Deferred future revenues                                2,218       2,090
Other                                                     121         457
-------------------------------------------------- ----------- -----------
Gross deferred tax asset                               42,566      40,480
Less valuation allowance                                  714         515
-------------------------------------------------- ----------- -----------
Total deferred tax asset after valuation allowance     41,852      39,965
-------------------------------------------------- ----------- -----------
   Net deferred tax liability                          $6,846      $6,725
-------------------------------------------------- ----------- -----------

The Company has approximately $1,200 of capital loss carryforwards as of December 31, 2000 that may be applied against future capital gains. The capital loss carryforwards of approximately $1,100 and $100 will expire in 2004 and 2005, respectively. In 2000 and 1999, the Company provided for a valuation allowance against the deferred tax asset related to the capital loss carryforwards. The Company has also provided for a valuation allowance for a capital asset written down in 2000.

                                     F-II-11

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)

3.  INCOME TAXES (CONTINUED)

The difference between the U.S. federal income tax rate and the tax provision rate is summarized as follows:
                                                    YEARS ENDED DECEMBER 31
                                                --------------------------------
                                                   2000       1999        1998
--------------------------------------------------------------------------------
Federal statutory tax rate                        35.0  %     35.0 %     35.0 %
Dividends received deduction                     (21.3)        -           -
Income tax liability released due to
  settlement on exam                             (29.6)        -           -
Other                                              1.7         4.2       (6.7)
--------------------------------------------------------------------------------
   Effective tax rate                            (14.2) %     39.2 %     28.3 %
--------------------------------------------------------------------------------


The Company's federal income tax returns have been examined by the IRS through 1995. The Company has appealed certain adjustments proposed by the IRS for tax years 1993 through 1995 and has reached a tentative settlement. Based on the settlement, in 2000, the Company reduced its current tax expense by $1,481 and released the income tax liability provided in prior years of $2,050. The IRS is currently examining the Company's tax return for the tax period ended March 31, 1996. Management believes adequate provisions have been made for any additional taxes which may become due with respect to the adjustments proposed by the IRS.

4.  RELATED PARTY TRANSACTIONS

Affiliates provide technical, financial, legal, marketing and investment advisory support to the Company under administrative service agreements. The cost of these services to the Company for years ended December 31, 2000, 1999 and 1998 was $12,573, $12,265 and $11,737, respectively.

The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under these agreements, these affiliates assume life insurance risk in excess of the Company's retention limit. These reinsurance contracts do not relieve the Company of its obligations to its policyowners. The Company paid $4,912, $4,419 and $4,104 of reinsurance premiums, net of ceded allowances, to affiliates for the years ended December 31, 2000, 1999 and 1998, respectively. The Company has received reinsurance recoveries from affiliates of $3,603, $7,268 and $3,310 for the years ended December 31, 2000, 1999 and 1998, respectively.

Effective June 30, 1999 the Company agreed to 100% co-insure its equity indexed annuity business to AmerUs in a non-cash transaction. Under the terms of the agreement investments with a fair value of $57,648 and an amortized cost of $59,390 were transferred to AmerUs. In return AmerUs co-insured the full liability for this business resulting in a $59,561 reinsurance receivable from affiliate being recorded. The Company also released the $1,815 of deferred policy acquisition costs which it was carrying on this block. AmerUs, through assumption reinsurance, has assumed approximately 83% and 40% as of December 31, 2000 and 1999, respectively, reducing the reinsurance receivable - affiliate to $9,870 and $35,921 as of December 31, 2000 and 1999, respectively. As a condition to assumption reinsurance, certain states have required the Company remain contingently liable in the event the assuming reinsurer is unable to fulfill its obligations. As of December 31, 2000, the Company was contingently liable for $11,610 of additional reserves.

The Company has entered into guarantee agreements with ALIC, AmerUs and AMAL Corporation whereby they guarantee the full, complete and absolute performance of all duties and obligations of the Company.

The Company's variable life and annuity products are distributed through Ameritas Investment Corp. (AIC), a wholly-owned subsidiary of AMAL Corporation. Policies placed by this affiliate generated commission expense of $34,544, $35,736 and $28,621 for the years ended December 31, 2000, 1999 and 1998, respectively.
                                     F-II-12

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)

4.  RELATED PARTY TRANSACTIONS (CONTINUED)

During 1999, the Company formed a variable insurance trust (VIT). The Company and ALIC offer the VIT as an investment option to policyowners through their Separate Accounts. The Company had separate account investments of $1,021,332 and $1,066,249 in the VIT as of December 31, 2000 and 1999, respectively. ALIC had separate account investments of $600 as of December 31, 2000, the first year the VIT was available to its policyowners.

Affiliates of the Company provide investment advisory and administrative services to the VIT. AIC serves as the investment advisor and received fees of $5,356 and $702 for the years ended December 31, 2000 and 1999, respectively. Effective January 1, 2001 the Company entered into an agreement with AIC under which the Company will be paid for services provided to investors. The Company will receive a fee based on the net advisory fees earned on the mutual funds.

During 2000, the Company began offering Calvert Variable Series, Inc. (CVS) mutual funds, an affiliate, to policyowners through the Separate Accounts. Separate Account investments in mutual funds offered through CVS were $6,009 as of December 31, 2000.

Transactions with related parties are not necessarily indicative of revenues and expenses which would have occurred had the parties not been related.

5.  BENEFIT PLANS

The Company is included in the multiple employer non-contributory defined-benefit pension plan (pension plan) sponsored by ALIC. The Company's employees also participate in a defined contribution plan that covers substantially all full time employees of AAMHC and its subsidiaries.

In past years, substantially all full-time employees of ALIC and it subsidiaries were covered by the pension plan. During 2000, the pension plan was closed to new participants, and all existing participants were given two options for future participation.

The first option was to continue participation in the pension plan and defined contribution plans. Pension plan costs include current service costs, which are accrued and funded on a current basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets and liabilities of this plan are not segregated. Total Company contributions for the years ended December 31, 2000, 1999 and 1998 were $221, $159 and $163, respectively.

The second option for pension plan participants was to elect to end participation in the pension plan, fully vest in their accumulated pension benefits, and receive Company contributions to their defined contribution plan accounts on a quarterly basis, pending IRS approval.

On December 31, 2000, the pension plan merged with the pension plan of an affiliated company, and is now sponsored by AAMHC. While the pension plans were merged, each Company will continue to have different benefit formulas.

Company matching contributions under the defined contribution plan range from 0.5% to 3% in 2000 and 1% to 3% in 1999 of the participant's compensation. In addition, for those employees who elected to terminate their participation in the pension plan, and for new full time employees subsequent to the closing of the pension plan, the Company makes a contribution of 6.0% of the participant's compensation. Total Company contributions for the years ended December 31, 2000, 1999 and 1998 were $108, $47 and $24, respectively.

                                     F-II-13

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)

5.  BENEFIT PLANS (CONTINUED)

The Company is also included in the postretirement benefit plan providing group medical coverage to retired employees of AMAL Corporation and its subsidiaries. For associates eligible to retire January 1, 2000, these benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. For associates eligible for retirement after January 1, 2000, benefits will be provided up to the date when the associate becomes eligible for medicare. Employees become eligible for these plan benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. Total Company contributions were $35, $12 and $12 for the years ended December 31, 2000, 1999 and 1998, respectively.

Expenses for the defined benefit plan and postretirement group medical plan are allocated to the Company based on the number of associates in AMAL Corporation and its subsidiaries.

6.  INSURANCE REGULATORY MATTERS

Net income (loss), as determined in accordance with statutory accounting practices, was $6,874, ($4,513) and $319 for 2000, 1999 and 1998, respectively.
The Company's statutory surplus was $63,665, $41,637 and $44,589 at December 31, 2000, 1999 and 1998, respectively. The Company is required to maintain a certain level of surplus to be in compliance with state laws and regulations. Company surplus is monitored by state regulators to ensure compliance with risk based capital requirements. Under statutes of the Insurance Department of the State of Nebraska, the Company is limited in the amount of dividends it can pay to its stockholder.

In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (Codification). The
Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The state of Nebraska will require adoption of Codification for the preparation of statutory financial statements effective January 1, 2001. The Company estimates that the adoption of Codification will increase the Company's statutory net worth as of January 1, 2001 by approximately $2,500 to $3,000.

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, may not be realized in immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value estimates presented herein are based on pertinent information available to management as of December 31, 2000 and 1999. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:
                                     F-II-14

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS(CONTINUED)

        FIXED MATURITY SECURITIES AVAILABLE FOR SALE -- For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, the value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

        EQUITY SECURITIES -- Fair value is determined using an independent pricing source.

        MORTGAGE LOANS ON REAL ESTATE - Mortgage loans in good standing are valued on the basis of discounted cash flow. The interest rate that is assumed is based upon the weighted average term of the mortgage and appropriate spread over Treasuries. There were no mortgage loans in default at December 31, 2000 and 1999.

        LOANS ON INSURANCE POLICIES -- Fair value for loans on insurance policies are estimated using a discounted cash flow analysis at interest rates currently offered for similar loans with similar remaining terms. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

        CASH AND CASH EQUIVALENTS, ACCRUED INVESTMENT INCOME, REINSURANCE RECEIVABLE AND RECOVERABLE - The carrying amounts equal fair value.

        ACCUMULATED CONTRACT VALUES -- Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date, which approximates fair value.

Estimated fair values are as follows:
                                                                      DECEMBER 31
                                                 -----------------------  ------------------------
                                                          2000                     1999
                                                 -----------------------  ------------------------
                                                   CARRYING      FAIR       CARRYING      FAIR
                                                    AMOUNT       VALUE       AMOUNT       VALUE
------------------------------------------------ ------------ ----------  ------------ -----------
Financial assets:
   Fixed maturity securities,
      available for sale                            $139,933   $139,933      $124,734    $124,734
   Equity securities                                   1,745      1,745         1,705       1,705
   Mortgage loans on real estate                       2,091      2,138         1,392       1,369
   Loans on insurance policies                        23,186     18,948        16,499      14,557
   Cash and cash equivalents                          18,347     18,347        11,970      11,970
   Accrued investment income                           2,873      2,873         2,442       2,442
   Reinsurance receivable - affiliate                  9,870      9,870        35,921      35,921
   Reinsurance recoverable - affiliates                2,414      2,414           153         153

Financial liabilities:
   Accumulated contract values excluding amounts
      held under insurance contracts                 204,577    204,577       184,376     184,376




                                     F-II-15

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)

8.  COMMITMENTS AND CONTINGENCIES

From time to time, the Company and its subsidiaries are subject to litigation in the normal course of business. Management does not believe that the Company is party to any such pending litigation which would have a material adverse effect on its financial statements or future operations.

9.  SEPARATE ACCOUNTS

The Company is currently marketing variable life and variable annuity products which have Separate Accounts as an investment option. Separate Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Amounts in the Separate Accounts include policyowner investments in mutual fund options offered through affiliates. (See note 4.) Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

Amounts in the Separate Accounts are:
                                                           DECEMBER 31
                                                   ------------- -------------
                                                       2000          1999
-------------------------------------------------- ------------- -------------
Separate Account V                                     $393,900      $402,722
Separate Account VA-2                                 1,868,780     1,991,723
-------------------------------------------------- ------------- -------------
                                                     $2,262,680    $2,394,445
-------------------------------------------------- ------------- -------------

                                     F-II-16

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

The following tables illustrate how the Cash Values and Death Benefits of a Policy may change with the investment experience of the Fund. The tables show how the Cash Values and Death Benefits of a Policy issued to an Insured of a given age and specified underwriting risk classification who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of the Funds were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages A-3 through A-6 illustrate a Policy issued to a male, age 35, under a non-smoker underwriting risk classification. This Policy provides for a standard smoker and non-smoker classification and different rates for certain Specified Amounts. The Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years, or if the Insured were assigned to a different underwriting risk classification.

The second column of the tables shows the accumulated value of the premiums paid at 5%. The following columns show the Death Benefits and the Cash Values for uniform hypothetical rates of return shown in these tables. The tables on pages A-3 and A-5 are based on the current cost of insurance rates, current expense deductions current percent of premium loads. These reflect the basis on which AVLIC currently sells its Policies. The maximum allowable cost of insurance rates under the Policy are based upon the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. Since these are recent tables and are split to reflect smoking habits and sex, the current cost of insurance rates used by AVLIC are at this time equal to the maximum cost of insurance rates for many ages. AVLIC anticipates reflecting future improvements in actual mortality experience through adjustments in the current cost of insurance rates actually applied. AVLIC also anticipates reflecting any future improvements in expenses incurred by applying lower percent of premiums of loads and other expense deductions. The Death Benefits and Cash Values shown in the tables on pages A-4 and A-6 are based on the assumption that the maximum allowable cost of insurance rates as described above and maximum allowable expense deductions are made throughout the life of the Policy.


The amounts shown for the Death Benefits, Cash Surrender Values and Cash Values reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return of the assets held in the Funds as a result of expenses paid by the Fund and charges levied against the Subaccounts. The values shown take into account an average of the expenses paid by each portfolio available for investment at an equivalent annual rate of 0.95% (which is in excess of the current equivalent annual rate of 0.92% of the aggregate average daily net assets of the Fund), and the daily charge by AVLIC to each Subaccount for assuming mortality and expense risks and administrative costs (which is equivalent to a charge at an annual rate of 1.20% of the average net assets of the Subaccounts). After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12%, correspond to approximate net annual rates of -2.15%, 3.85%, and 9.85% respectively.

The investment adviser or other affiliates of various Funds have agreed to reimburse the portfolios to the extent that the aggregate operating expenses (certain portfolios may exclude certain items) were in excess of an annual rate of average daily net assets. These agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. Details of the reimbursement arrangements are discussed in the prospectus Summary section, Fund Expense Summary footnotes.


The hypothetical values shown in the tables do not reflect any charges for federal income tax burden attributable to the Separate Account, since AVLIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the Death Benefits and values illustrated. (See the section on Federal Tax Matters.)

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to the Separate Account, and if no Policy loans



                                      LIFE
have been made. The tables are also based on the assumptions that the Policy Owner has not requested an increase or decrease in the initial Specified Amount, that no partial withdrawals have been made, and that no more than fifteen transfers have been made in any Policy Year so that no transfer charges have been incurred. Illustrated values would be different if the proposed Insured were female, a smoker, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.

Upon request, AVLIC will provide comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the Death Benefit option, and Planned Periodic Premium schedule requested, and any available riders requested. These illustrations may be provided to you in printed form by your registered representative. AVLIC may also make these illustrations available to you by electronic means, such as through our website. In addition, upon client request, illustrations may be furnished reflecting allocation of premiums to specified Subaccounts. Such illustrations will reflect the expenses of the portfolio in which the Subaccount invests.


                                      LIFE
                                       A-2

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               ENDOWMENT AT AGE 95

MALE ISSUE AGE: 35           NON-SMOKER             STANDARD UNDERWRITING CLASS

                    PLANNED PERIODIC ANNUAL PREMIUM: $10,000
                        INITIAL SPECIFIED AMOUNT: $55,620
                             DEATH BENEFIT OPTION: A

                USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                         CASH VALUE LESS ANY CASH SURRENDER CHARGE         DEATH BENEFIT (1) (2)
                         (1) (2)

            ACCUMULATED  ASSUMING HYPOTHETICAL GROSS                    ASSUMING HYPOTHETICAL GROSS
            PREMIUMS AT
  END OF                 ANNUAL INVESTMENT RATE OF  RETURN OF:          ANNUAL INVESTMENT RATE OF  RETURN OF:
  POLICY    5% INTEREST    0% GROSS      6% GROSS      12% GROSS           0% GROSS       6% GROSS      12% GROSS
   YEAR       PER YEAR   (-2.15% NET)   (3.85% NET)   (9.85% NET)        (-2.15% NET)    (3.85% NET)   (9.85% NET)

          1        10500          8809          9407         10005                55620         55620          55620
          2        11025          8520          9722         10997                55620         55620          55620
          3        11576          8232         10046         12084                55620         55620          55620
          4        12155          7994         10427         13324                55620         55620          55620
          5        12763          7855         10915         14779                55620         55620          55620
          6        13401          7764         11460         16409                55620         55620          55620
          7        14071          7771         12111         18276                55620         55620          55620
          8        14775          7675         12669         20195                55620         55620          55620
          9        15513          7375         13032         22081                55620         55620          55620
         10        16289          7070         13402         24151                55620         55620          55620

         15        20789          5430         15310         37862                55620         55620          72316
         20        26533          3444         17232         59331                55620         55620          93150

   Ages
         50        20789          5430         15310         37862                55620         55620          72316
         55        26533          3444         17232         59331                55620         55620          93150
         60        33864           803         18974         93155                55620         55620         124828
         65        43219            0*         20537        146690                   0*         55620         178962



* In the absence of an additional premium, the Policy would lapse.

1) Assumes a minimum first year premium of $10000 is paid at issue with no additional premium payment. Values would be different if premiums are paid with a different frequency or in different amounts.

2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient Cash Value. Should a Policy Lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED O%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                      LIFE

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               ENDOWMENT AT AGE 95

MALE ISSUE AGE: 35           NON-SMOKER          STANDARD UNDERWRITING CLASS

                    PLANNED PERIODIC ANNUAL PREMIUM: $10,000
                        INITIAL SPECIFIED AMOUNT: $55,620
                             DEATH BENEFIT OPTION: A

                USING MAXIMUM SCHEDULE OF COST OF INSURANCE RATES

                         CASH VALUE LESS ANY CASH SURRENDER CHARGE         DEATH BENEFIT (1) (2)
                         (1) (2)

            ACCUMULATED  ASSUMING HYPOTHETICAL GROSS                     ASSUMING HYPOTHETICAL GROSS
   END OF   PREMIUMS AT  ANNUAL INVESTMENT RATE OF  RETURN OF:           ANNUAL INVESTMENT RATE OF  RETURN OF:
  POLICY    5% INTEREST    0% GROSS       6% GROSS      12% GROSS           0% GROSS       6% GROSS     12% GROSS
   YEAR       PER YEAR   (-2.15% NET)    (3.85% NET)   (9.85% NET)        (-2.15% NET)   (3.85% NET)   (9.85% NET)

          1        10500          8559            9157         9755                55620        55620          55620
          2        11025          8370            9572        10847                55620        55620          55620
          3        11576          8182            9996        12034                55620        55620          55620
          4        12155          7994           10427        13324                55620        55620          55620
          5        12763          7855           10915        14779                55620        55620          55620
          6        13401          7764           11460        16409                55620        55620          55620
          7        14071          7771           12111        18276                55620        55620          55620
          8        14775          7675           12669        20195                55620        55620          55620
          9        15513          7375           13032        22081                55620        55620          55620
         10        16289          7070           13402        24151                55620        55620          55620

         15        20789          5430           15310        37862                55620        55620          72316
         20        26533          3433           17224        59324                55620        55620          93139

   Ages
         50        20789          5430           15310        37862                55620        55620          72316
         55        26533          3433           17224        59324                55620        55620          93139
         60        33864           652           18851        93041                55620        55620         124674
         65        43219            0*           19690       145882                   0*        55620         177976

* In the absence of an additional premium, the Policy would lapse.

1) Assumes a minimum first year premium of $10000 is paid at issue with no additional premium payment. Values would be different if premiums are paid with a different frequency or in different amounts.

2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient Cash Value. Should a Policy Lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED O%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                      LIFE

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               ENDOWMENT AT AGE 95

MALE ISSUE AGE: 35               NON-SMOKER          TANDARD UNDERWRITING CLASS

                    PLANNED PERIODIC ANNUAL PREMIUM: $10,000
                        INITIAL SPECIFIED AMOUNT: $55,620
                             DEATH BENEFIT OPTION: B

                USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                         CASH VALUE LESS ANY CASH SURRENDER CHARGE         DEATH BENEFIT (1) (2)
                         (1) (2)

            ACCUMULATED  ASSUMING HYPOTHETICAL GROSS                    ASSUMING HYPOTHETICAL GROSS
  END OF    PREMIUMS AT  ANNUAL INVESTMENT RATE OF  RETURN OF:          ANNUAL INVESTMENT RATE OF  RETURN OF:
  POLICY    5% INTEREST    0% GROSS      6% GROSS      12% GROSS           0% GROSS       6% GROSS      12% GROSS
   YEAR       PER YEAR   (-2.15% NET)   (3.85% NET)   (9.85% NET)        (-2.15% NET)    (3.85% NET)   (9.85% NET)
          1        10500          8792          9389          9986                65312         65909          66506
          2        11025          8487          9686         10956                65007         66206          67476
          3        11576          8182          9987         12014                64702         66507          68534
          4        12155          7928         10343         13219                64398         66813          69689
          5        12763          7772         10803         14630                64092         67123          70950
          6        13401          7664         11316         16207                63784         67436          72327
          7        14071          7654         11931         18009                63474         67751          73829
          8        14775          7540         12449         19848                63160         68069          75468
          9        15513          7221         12766         21636                62841         68386          77256
         10        16289          6898         13084         23589                62518         68704          79209

         15        20789          5160         14620         36368                60780         70240          91988
         20        26533          3080         15875         56123                58700         71495         111743

   Ages
         50        20789          5160         14620         36368                60780         70240          91988
         55        26533          3080         15875         56123                58700         71495         111743
         60        33864           386         16442         86639                56006         72062         142259
         65        43219            0*         16160        134338                   0*         71780         189958

* In the absence of an additional premium, the Policy would lapse.

1) Assumes a minimum first year premium of $10000 is paid at issue with no additional premium payment. Values would be different if premiums are paid with a different frequency or in different amounts.

2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient Cash Value. Should a Policy Lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED O%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                      LIFE

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               ENDOWMENT AT AGE 95

MALE ISSUE AGE: 35                NON-SMOKER        STANDARD UNDERWRITING CLASS

                    PLANNED PERIODIC ANNUAL PREMIUM: $10,000
                        INITIAL SPECIFIED AMOUNT: $55,620
                             DEATH BENEFIT OPTION: B

                USING MAXIMUM SCHEDULE OF COST OF INSURANCE RATES

                         CASH VALUE LESS ANY CASH SURRENDER CHARGE         DEATH BENEFIT (1) (2)
                         (1) (2)

            ACCUMULATED  ASSUMING HYPOTHETICAL GROSS                     ASSUMING HYPOTHETICAL GROSS
  END OF   PREMIUMS AT   ANNUAL INVESTMENT RATE OF  RETURN OF:           ANNUAL INVESTMENT RATE OF  RETURN OF:
  POLICY    5% INTEREST    0% GROSS       6% GROSS      12% GROSS           0% GROSS       6% GROSS     12% GROSS
   YEAR       PER YEAR   (-2.15% NET)    (3.85% NET)   (9.85% NET)        (-2.15% NET)   (3.85% NET)   (9.85% NET)

          1        10500          8542            9139         9736                65312        65909          66506
          2        11025          8337            9536        10806                65007        66206          67476
          3        11576          8132            9937        11964                64702        66507          68534
          4        12155          7928           10343        13219                64398        66813          69689
          5        12763          7772           10803        14630                64092        67123          70950
          6        13401          7664           11316        16207                63784        67436          72327
          7        14071          7654           11931        18009                63474        67751          73829
          8        14775          7540           12449        19848                63160        68069          75468
          9        15513          7221           12766        21636                62841        68386          77256
         10        16289          6898           13084        23589                62518        68704          79209

         15        20789          5160           14620        36368                60780        70240          91988
         20        26533          3068           15863        56111                58688        71483         111731

   Ages
         50        20789          5160           14620        36368                60780        70240          91988
         55        26533          3068           15863        56111                58688        71483         111731
         60        33864           233           16264        86431                55853        71884         142051
         65        43219            0*           14913       132848                   0*        70533         188468


* In the absence of an additional premium, the Policy would lapse.

1) Assumes a minimum first year premium of $10000 is paid at issue with no additional premium payment. Values would be different if premiums are paid with a different frequency or in different amounts.

2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient Cash Value. Should a Policy Lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED O%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                      LIFE
                                       A-6

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

Registrant makes the following representation pursuant to the National Securities Markets Improvements Act of 1996:

Ameritas Variable Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.


                              RULE 484 UNDERTAKING

AVLIC'S By-laws provide as follows:

The Company shall indemnify any person who was, or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, or employee of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding to the full extent authorized by the laws of Nebraska.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                     REPRESENTATION PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:
The facing sheet.
The prospectus consisting of  87 pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484.
Representations pursuant to Rule 6e-3(T).
The signatures.
Written consents of the following:
(a) Russell J. Wiltgen
(b) Donald R. Stading
(c) Deloitte & Touche LLP

The Following Exhibits:
     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2.
          (1) Resolution of the Board of Directors of AVLIC Authorizing Establishment of the Account. 2
          (2)  Not applicable.
          (3)  (a) Principal Underwriting Agreement. 2
               (b)  Proposed Form of Selling Agreement. 2
               (c)  Commission Schedule. 3
               (d)  Amendment to Principal Underwriting Agreement. 2
          (3)  Not Applicable.
          (4)  (a) Proposed Form of Policy. 1
               (b) Proposed Form of Policy Riders. 3
          (6) (a) Articles of incorporation of Ameritas Variable Life Insurance Company. 3
               (b) Bylaws of Ameritas Variable Life Insurance Company. 4
          (7)  Not applicable.
          (8) (a) Participation Agreement in the Variable Insurance Products Fund. 3
               (b) Participation Agreement in the Alger American Fund. 3
               (c)  Participation Agreement in the MFS Variable Insurance Trust.
                    2
               (d) Participation Agreement in the Morgan Stanley Universal Funds, Inc. 2
               (e) Participation Agreement in the Calvert Variable Series, Inc. Ameritas Portfolios. 5
               (f) Form of Participation Agreement in the Calvert Variable Series, Inc. 7
          (9)  Not Applicable.
          (10) Application for Policy. 1
          (11) Code of Ethics. 6
     2.   (a)(b) Opinion and Consent of Donald R. Stading.
     3. No financial statements will be omitted from the final Prospectus pursuant to Instruction 1(b) or (c) or Part I.
     4.   Not applicable.
     5.   Not applicable.
     6.   (a)(b) Opinion and Consent of Russell J. Wiltgen.
     7.   Consent of Deloitte & Touche LLP.
     8. Form of Notice of Withdrawal Right and Refund pursuant to Rule 6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940. 3

Footnotes:

1 Incorporated by reference to the Post-Effective Amendment No. 19 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 33-01576, filed February 29, 1996.
2 Incorporated by reference to the initial Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed November 5, 1996.
3    Incorporated   by   reference  to  the   Pre-Effective   Amendment  to  the
     Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed January 17, 1997.
4 Incorporated by Reference to Pre-Effective Amendment No. 1 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account VA-2, File No. 333-36507, filed February 20, 1998.
5 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed August 30, 1999.
6 Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed February 29, 2000.
7 Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-14845, filed November 22, 2000.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Ameritas Variable Life Insurance Company Separate Account V, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 25 to Registration Statement Number 33-01576 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Lincoln, County of Lancaster, State of Nebraska on this 5th day of April, 2001.


                                       AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                                 SEPARATE ACCOUNT V, Registrant

                            AMERITAS VARIABLE LIFE INSURANCE COMPANY, Depositor

                                By:            Lawrence J. Arth *
                                       ---------------------------------
                                              Chairman of the Board


As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 5, 2001.

SIGNATURE                                             TITLE

Lawrence J. Arth *           Director, Chairman of the Board and Chief Executive
                             Officer

William J. Atherton *        Director, President and Chief Operating Officer

Kenneth C. Louis *           Director, Executive Vice President

Gary R. McPhail *            Director, Executive Vice President

Thomas C. Godlasky *         Director, Senior Vice President and Chief
                             Investment Officer

JoAnn M. Martin *            Director, Vice President and Chief Financial
                             Officer

Michael G. Fraizer *         Director

 Robert C. Barth *           Controller (Principal Accounting Officer)

William W. Lester *          Treasurer (Principal Financial Officer)


/s/ Donald R. Stading                     Secretary and General Counsel
-------------------------
  Donald R. Stading


* Signed by Donald R. Stading under Powers of Attorney executed effective as of January 25, 2001.

                                  Exhibit Index

Exhibit

2. (a)(b)                  Opinion and Consent of Donald R. Stading

6. (a)(b)                  Opinion and Consent of Russell J. Wiltgen.

7.                          Consent of Deloitte & Touche LLP.